UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—22.8%
Auto Components—0.8%
Delphi Automotive plc	74,620	$5,950,199
Hotels, Restaurants & Leisure—6.0%
Chipotle Mexican Grill, Inc., Cl. A1	11,110	7,227,499
Domino’s Pizza, Inc.	110,790	11,139,935
Jack in the Box, Inc.	58,290	5,591,177
Marriott International, Inc., Cl. A	187,160	15,032,691
Norwegian Cruise Line Holdings Ltd.[1]	107,510	5,806,615
		44,797,917
Household Durables—2.3%
Harman International Industries, Inc.	70,700	9,447,641
Mohawk Industries, Inc.[1]	40,460	7,515,445
		16,963,086
Multiline Retail—1.9%
Dollar Tree, Inc.[1]	178,800	14,508,726
Specialty Retail—8.1%
L Brands, Inc.	122,140	11,516,581
O’Reilly Automotive, Inc.[1]	76,850	16,618,044
Ross Stores, Inc.	117,950	12,427,212
Tractor Supply Co.	119,000	10,122,140
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	68,100	10,272,885
		60,956,862
Textiles, Apparel & Luxury Goods—3.7%
Hanesbrands, Inc.	467,504	15,666,059
Under Armour, Inc., Cl. A1	152,410	12,307,107
		27,973,166
Consumer Staples—7.7%
Beverages—2.6%
Constellation Brands, Inc., Cl. A1	83,650	9,720,966
Monster Beverage Corp.[1]	68,670	9,503,585
		19,224,551
Food & Staples Retailing—1.0%
Kroger Co. (The)	99,800	7,650,668
Food Products—4.1%
Hain Celestial Group, Inc. (The)[1]	103,000	6,597,150
Hormel Foods Corp.	140,160	7,968,096
Mead Johnson Nutrition Co., Cl. A	91,320	9,180,399
WhiteWave Foods Co. (The), Cl. A1	165,440	7,335,610
		31,081,255
Energy—2.0%
Energy Equipment & Services—0.2%
Patterson-UTI Energy, Inc.	97,400	1,828,685
Oil, Gas & Consumable Fuels—1.8%
Cimarex Energy Co.	16,210	1,865,609
Concho Resources, Inc.[1]	83,550	9,685,116
Memorial Resource Development Corp.[1]	108,899	1,931,868
		13,482,593
Financials—7.5%
Capital Markets—3.1%
Affiliated Managers Group, Inc.[1]	27,830	5,977,327
Lazard Ltd., Cl. A2	120,490	6,336,569
Legg Mason, Inc.	97,750	5,395,800
TD Ameritrade Holding Corp.	153,060	5,703,016
		23,412,712
Commercial Banks—2.2%
Signature Bank[1]	68,020	8,814,032
SVB Financial Group[1]	59,430	7,549,987
		16,364,019

	Shares	Value
Diversified Financial Services—0.6%
Moody’s Corp.	40,639	$4,218,328
Real Estate Management & Development—1.6%
CBRE Group, Inc., Cl. A1	212,559	8,228,159
Jones Lang LaSalle, Inc.	22,610	3,852,744
		12,080,903
Health Care—16.6%
Biotechnology—3.2%
Alnylam Pharmaceuticals, Inc.[1]	36,730	3,835,347
BioMarin Pharmaceutical, Inc.[1]	29,670	3,697,476
Incyte Corp.[1]	90,840	8,326,394
Medivation, Inc.[1]	34,990	4,516,159
Vertex Pharmaceuticals, Inc.[1]	30,560	3,605,163
		23,980,539
Health Care Equipment & Supplies—3.6%
DexCom, Inc.[1]	99,490	6,202,206
Edwards Lifesciences Corp.[1]	89,210	12,708,857
IDEXX Laboratories, Inc.[1]	27,220	4,204,946
STERIS Corp.	59,230	4,162,092
		27,278,101
Health Care Providers & Services—6.6%
AmerisourceBergen Corp., Cl. A	109,050	12,395,714
Centene Corp.[1]	185,920	13,142,685
Team Health Holdings, Inc.[1]	84,630	4,951,701
Universal Health Services, Inc., Cl. B	79,290	9,333,226
VCA, Inc.[1]	172,810	9,473,444
		49,296,770
Health Care Technology—1.2%
Cerner Corp.[1]	127,450	9,336,987
Life Sciences Tools & Services—1.2%
Illumina, Inc.[1]	48,038	8,917,774
Pharmaceuticals—0.8%
Jazz Pharmaceuticals plc[1]	34,830	6,018,276
Industrials—15.2%
Aerospace & Defense—1.5%
Hexcel Corp.	37,420	1,924,137
TransDigm Group, Inc.	41,460	9,068,131
		10,992,268
Airlines—1.4%
Southwest Airlines Co.	235,410	10,428,663
Building Products—2.4%
A.O. Smith Corp.	139,560	9,163,510
Lennox International, Inc.	78,640	8,783,301
		17,946,811
Electrical Equipment—1.5%
Acuity Brands, Inc.	65,030	10,935,445
Industrial Conglomerates—1.0%
Carlisle Cos., Inc.	82,030	7,598,439
Machinery—4.5%
Middleby Corp. (The)[1]	93,850	9,633,702
Snap-on, Inc.	69,219	10,179,346
Wabtec Corp.	143,980	13,679,540
		33,492,588
Professional Services—1.5%
Robert Half International, Inc.	191,160	11,569,003
Road & Rail—1.4%
Old Dominion Freight Line, Inc.[1]	139,360	10,772,528

1    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—21.2%
Communications Equipment—2.2%
F5 Networks, Inc.[1]	46,830	$5,382,640
Palo Alto Networks, Inc.[1]	78,840	11,516,947
		16,899,587
Electronic Equipment, Instruments, & Components—1.7%
Amphenol Corp., Cl. A	139,770	8,236,646
IPG Photonics Corp.[1]	49,390	4,578,453
		12,815,099
Internet Software & Services—4.3%
Akamai Technologies, Inc.[1]	104,990	7,459,015
CoStar Group, Inc.[1]	51,590	10,206,050
LinkedIn Corp., Cl. A1	35,070	8,762,590
Rackspace Hosting, Inc.[1]	113,670	5,864,235
		32,291,890
IT Services—1.3%
Fiserv, Inc.[1]	119,010	9,449,394
Semiconductors & Semiconductor Equipment—5.1%
Avago Technologies Ltd., Cl. A	90,040	11,433,279
Lam Research Corp.	80,860	5,679,202
NXP Semiconductors NV1	116,510	11,692,944
Skyworks Solutions, Inc.	93,920	9,231,397
		38,036,822

	Shares	Value
Software—6.6%
Electronic Arts, Inc.[1]	161,440	$9,495,094
Fortinet, Inc.[1]	167,260	5,845,737
NetSuite, Inc.[1]	66,197	6,140,434
ServiceNow, Inc.[1]	138,230	10,889,759
Tableau Software, Inc., Cl. A1	87,250	8,072,370
Ultimate Software Group, Inc. (The)[1]	53,200	9,041,606
		49,485,000
Materials—4.1%
Chemicals—2.0%
Sherwin-Williams Co. (The)	51,900	14,765,550
Construction Materials—1.1%
Vulcan Materials Co.	97,670	8,233,581
Containers & Packaging—1.0%
Sealed Air Corp.	163,650	7,455,894
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
SBA Communications Corp., Cl. A1	119,350	13,975,885
Total Common Stocks (Cost $534,681,927)		742,466,564
Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[3,4] (Cost $17,080,817)	17,080,817	17,080,817
Total Investments, at Value (Cost $551,762,744)	101.3%	759,547,381

Net Other Assets (Liabilities)	(1.3)	(9,810,250)

Net Assets	100.0%	$749,737,131

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	11,090,218	58,194,742	52,204,143	17,080,817

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$17,080,817	$4,495

4. Rate shown is the 7-day yield as of March 31, 2015.

2    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$171,149,956	$—	$—	$171,149,956
Consumer Staples	57,956,474	—	—	57,956,474
Energy	15,311,278	—	—	15,311,278
Financials	56,075,962	—	—	56,075,962
Health Care	124,828,447	—	—	124,828,447
Industrials	113,735,745	—	—	113,735,745
Information Technology	158,977,792	—	—	158,977,792
Materials	30,455,025	—	—	30,455,025
Telecommunication Services	13,975,885	—	—	13,975,885
Investment Company	17,080,817	—	—	17,080,817

Total Assets	$759,547,381	$—	$—	$759,547,381

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

4    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$552,592,695

Gross unrealized appreciation	$208,232,979
Gross unrealized depreciation	(1,278,293)

Net unrealized appreciation	$206,954,686

5    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—33.9%
Consumer Discretionary—4.4%
Auto Components—0.4%
Delphi Automotive plc	12,820	$1,022,267

Automobiles—0.4%
General Motors Co.	27,900	1,046,250

Diversified Consumer Services—0.2%
LifeLock, Inc.[1]	37,340	526,867
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	12,230	752,879
International Speedway Corp., Cl. A	7,500	244,575
		997,454

Household Durables—0.3%
Toll Brothers, Inc.[1]	22,620	889,871

Media—1.1%
Comcast Corp., Cl. A	31,470	1,777,111
Twenty-First Century Fox, Inc., Cl. A	30,380	1,028,059
		2,805,170

Specialty Retail—1.3%
AutoZone, Inc.[1]	2,730	1,862,297
Ross Stores, Inc.	9,910	1,044,118
Sally Beauty Holdings, Inc.[1]	17,920	615,910
		3,522,325

Textiles, Apparel & Luxury Goods—0.3%
PVH Corp.	7,180	765,101

Consumer Staples—2.8%
Beverages—0.5%
Diageo plc	48,700	1,342,815

Food Products—1.2%
Flowers Foods, Inc.	46,655	1,060,935
Mondelez International, Inc., Cl. A	58,150	2,098,633
		3,159,568

Household Products—0.7%
Henkel AG & Co. KGaA	16,738	1,731,114

Tobacco—0.4%
Philip Morris International, Inc.	15,010	1,130,703

Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Antero Midstream Partners LP12	24,480	592,171
Chevron Corp.	11,180	1,173,676
HollyFrontier Corp.	10,750	432,903
Noble Energy, Inc.	31,040	1,517,856
Shell Midstream Partners LP12	12,177	474,903
Western Refining, Inc.	27,240	1,345,384
		5,536,893

Financials—5.8%
Commercial Banks—2.9%
BancorpSouth, Inc.	33,520	778,334
Citigroup, Inc.	44,040	2,268,941
FirstMerit Corp.	39,200	747,152
Huntington Bancshares, Inc.	92,120	1,017,926
JPMorgan Chase & Co.	33,940	2,056,085
Webster Financial Corp.	18,620	689,871
		7,558,309

Consumer Finance—0.4%
Discover Financial Services	21,221	1,195,803

Insurance—1.1%
American International Group, Inc.	24,960	1,367,558

	Shares	Value
Insurance (Continued)
FNF Group	38,610	$1,419,304
		2,786,862

Real Estate Investment Trusts (REITs)—1.4%
Apollo Commercial Real Estate Finance, Inc.	44,110	757,810
Digital Realty Trust, Inc.	13,760	907,610
Simon Property Group, Inc.	8,150	1,594,466
STAG Industrial, Inc.	19,950	469,224
		3,729,110

Health Care—5.4%
Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.[1]	6,690	833,708
Celldex Therapeutics, Inc.[1]	9,230	257,240
Puma Biotechnology, Inc.[1]	1,800	424,998
		1,515,946

Health Care Equipment & Supplies—0.6%
DexCom, Inc.[1]	10,640	663,297
Medtronic plc	13,039	1,016,912
		1,680,209

Health Care Providers & Services—1.7%
Centene Corp.[1]	12,120	856,763
Express Scripts Holding Co.[1]	10,830	939,719
Omnicare, Inc.	7,070	544,814
Team Health Holdings, Inc.[1]	8,420	492,654
Universal Health Services, Inc., Cl. B	8,870	1,044,088
WellCare Health Plans, Inc.[1]	6,230	569,796
		4,447,834

Pharmaceuticals—2.5%
Actavis plc[1]	10,630	3,163,700
Bristol-Myers Squibb Co.	23,480	1,514,460
Pfizer, Inc.	27,405	953,420
Prestige Brands Holdings, Inc.[1]	21,820	935,860
		6,567,440

Industrials—3.8%
Aerospace & Defense—1.0%
L-3 Communications Holdings, Inc.	6,080	764,803
United Technologies Corp.	15,740	1,844,728
		2,609,531

Airlines—0.3%
Spirit Airlines, Inc.[1]	9,600	742,656

Commercial Services & Supplies—1.1%
KAR Auction Services, Inc.	16,260	616,742
Republic Services, Inc., Cl. A	19,700	799,032
Tyco International plc	33,760	1,453,705
		2,869,479

Construction & Engineering—0.2%
AECOM[1]	15,730	484,799

Machinery—0.5%
Deere & Co.	10,290	902,330
Joy Global, Inc.	11,550	452,529
		1,354,859

Professional Services—0.4%
Robert Half International, Inc.	20,170	1,220,688

Trading Companies & Distributors—0.3%
NOW, Inc.[1]	39,579	856,490

Information Technology—6.7%
Internet Software & Services—1.0%
eBay, Inc.[1]	19,740	1,138,603

1    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Cl. A1	19,750	$1,623,747
		2,762,350

IT Services—1.4%
Amdocs Ltd.	22,910	1,246,304
MasterCard, Inc., Cl. A	12,130	1,047,911
Xerox Corp.	105,510	1,355,803
		3,650,018

Semiconductors & Semiconductor Equipment—1.2%
Applied Materials, Inc.	62,160	1,402,330
Cavium, Inc.[1]	9,570	677,747
Skyworks Solutions, Inc.	12,020	1,181,446
		3,261,523

Software—1.1%
Fortinet, Inc.[1]	17,990	628,750
Guidewire Software, Inc.[1]	8,570	450,868
Imperva, Inc.[1]	10,970	468,419
ServiceNow, Inc.[1]	8,210	646,784
Splunk, Inc.[1]	10,090	597,328
		2,792,149

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	35,300	4,392,379
Western Digital Corp.	9,740	886,437
		5,278,816

Materials—1.3%
Construction Materials—0.4%
Vulcan Materials Co.	11,140	939,102

Containers & Packaging—0.3%
Packaging Corp. of America	9,850	770,171

Metals & Mining—0.3%
Alcoa, Inc.	71,440	923,005

Paper & Forest Products—0.3%
PH Glatfelter Co.	27,990	770,565

Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
ORBCOMM, Inc.[1]	375	2,239
Verizon Communications, Inc.	31,450	1,529,413
		1,531,652

Utilities—1.0%
Multi-Utilities—1.0%
Consolidated Edison, Inc.	15,400	939,400
PG&E Corp.	35,360	1,876,555
		2,815,955
Total Common Stocks (Cost $72,293,370)		89,591,719

	Principal Amount
Asset-Backed Securities—10.4%
Auto Loan—9.4%
American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. D, 5.91%, 7/15/19[2]	$310,000	310,234
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	443,000	446,037
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	625,000	627,469
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	160,000	160,259
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	355,000	355,708
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	175,000	175,153
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	445,000	452,319
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	210,000	217,177
Series 2012-4,Cl. D, 2.68%, 10/9/18	70,000	70,718
Series 2012-5,Cl. D, 2.35%, 12/10/18	925,000	934,433
Series 2013-1,Cl. C, 1.57%, 1/8/19	875,000	875,063

	Principal Amount	Value
Auto Loan (Continued)
AmeriCredit Automobile Receivables Trust: (Continued)
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	$415,000	$421,413
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	695,494
Series 2014-1,Cl. E, 3.58%, 8/9/21	110,000	110,717
Series 2014-2,Cl. E, 3.37%, 11/8/21	330,000	329,405
Series 2014-4,Cl. D, 3.07%, 11/9/20	190,000	191,430
California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	95,000	95,526
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	126,266
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	125,328
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	142,455
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	196,530
Series 2015-1,Cl. D, 3.16%, 8/20/20	195,000	195,375
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	18,100	18,111
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	635,000	645,231
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	100,732	100,596
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	273,260	273,727
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	22,447	22,555
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	109,378	110,027
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	375,629	374,313
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	294,777	293,040
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	307,032	305,954
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	39,501	39,626
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	164,901
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	310,000	312,156
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	240,000	240,940
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	195,000	195,333
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	265,000	268,724
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21[2]	285,000	284,943
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	336,572	339,449
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	201,665
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	553,132
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	439,806
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	618,294
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	245,000	248,781
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	205,000	206,024
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	516,000	517,024
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	375,000	381,606
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	281,073
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	282,197
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	76,577	76,398
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	133,607
First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	143,896
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	470,136
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	202,397
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	166,680
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	268,912
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	175,000	176,545
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	169,764	169,500
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	315,654	315,479
GM Financial Automobile Leasing Trust:
Series 2014-1A,Cl. D, 2.51%, 3/20/19[2]	470,000	472,087
Series 2015-1,Cl. D, 3.01%, 3/20/20	280,000	281,146
Navistar Financial Dealer Note Master Owner Trust
II, Series 2014-1, Cl. D, 2.474%, 10/25/19[2,3]	145,000	145,067
Santander Drive Auto Receivables Trust:
Series 2012-6,Cl. D, 2.52%, 9/17/18	235,000	236,777
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	945,000	949,125

2    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2013-1,Cl. C, 1.76%, 1/15/19	$295,000	$296,086
Series 2013-2,Cl. D, 2.57%, 3/15/19	715,000	729,637
Series 2013-3,Cl. C, 1.81%, 4/15/19	950,000	951,774
Series 2013-4,Cl. D, 3.92%, 1/15/20	130,000	135,338
Series 2013-5,Cl. C, 2.25%, 6/17/19	715,000	723,328
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	325,000	340,470
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	267,944
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	226,769
Series 2015-1,Cl. D, 3.24%, 4/15/21	300,000	302,450
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	142,357	142,549
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	100,000	101,426
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	107,518	107,489
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	166,999
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	115,000	114,849
United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	144,961	145,117
Series 2014-1,Cl. D, 2.38%, 10/15/18[2]	190,000	187,673
Series 2015-1,Cl. D, 2.92%, 6/17/19[2]	260,000	260,249
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	180,000	179,573
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	195,000	196,024
		24,757,233

Equipment—0.7%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[2]	563,543	571,269
Series 2014-2A,Cl. A, 3.38%, 10/18/29[2]	455,208	462,242
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	515,185	523,049
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	53,753	53,346
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	148,080	148,869
		1,758,775

Home Equity Loan—0.3%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	323,694	322,558
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	414,625	421,741
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	122,031	121,271
		865,570
Total Asset-Backed Securities (Cost $27,221,504)		27,381,578

Mortgage-Backed Obligations—38.3%
Government Agency—27.5%
FHLMC/FNMA/FHLB/Sponsored—27.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	42,060	44,101
5.00%, 12/1/34	3,929	4,373
5.50%, 9/1/39	596,820	669,366
6.50%, 4/1/18-4/1/34	41,376	47,269
7.00%, 10/1/31-10/1/37	195,993	220,136
8.00%, 4/1/16	1,999	2,023
9.00%, 8/1/22-5/1/25	4,764	5,274
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 12.111%, 4/1/27[4]	98,750	19,702
Series 192,Cl. IO, 4.508%, 2/1/28[4]	27,097	4,917
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	78,652	15,040
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	335,305	342,310

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.195%, 6/1/26[6]	$29,882	$28,314
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	54,372	56,416
Series 2427,Cl. ZM, 6.50%, 3/15/32	153,663	180,140
Series 2461,Cl. PZ, 6.50%, 6/15/32	70,948	83,689
Series 2564,Cl. MP, 5.00%, 2/15/18	162,399	169,921
Series 2585,Cl. HJ, 4.50%, 3/15/18	91,306	95,696
Series 2626,Cl. TB, 5.00%, 6/15/33	162,781	176,641
Series 2635,Cl. AG, 3.50%, 5/15/32	58,391	61,431
Series 2707,Cl. QE, 4.50%, 11/15/18	403,238	423,309
Series 2770,Cl. TW, 4.50%, 3/15/19	17,459	18,383
Series 3010,Cl. WB, 4.50%, 7/15/20	50,001	52,793
Series 3025,Cl. SJ, 24.11%, 8/15/35[3]	26,120	39,537
Series 3030,Cl. FL, 0.575%, 9/15/35[3]	129,663	130,601
Series 3741,Cl. PA, 2.15%, 2/15/35	393,274	400,634
Series 3815,Cl. BD, 3.00%, 10/15/20	15,706	16,119
Series 3822,Cl. JA, 5.00%, 6/15/40	121,486	129,707
Series 3840,Cl. CA, 2.00%, 9/15/18	11,711	11,868
Series 3848,Cl. WL, 4.00%, 4/15/40	202,212	208,409
Series 3857,Cl. GL, 3.00%, 5/15/40	11,577	11,915
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,050,278	1,061,912
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 50.464%, 3/15/29[4]	95,393	22,301
Series 2796,Cl. SD, 51.588%, 7/15/26[4]	126,124	27,122
Series 2920,Cl. S, 52.993%, 1/15/35[4]	649,791	136,261
Series 2922,Cl. SE, 5.696%, 2/15/35[4]	38,639	7,961
Series 2981,Cl. AS, 30.097%, 5/15/35[4]	379,206	76,612
Series 3201,Cl. SG, 1.508%, 8/15/36[4]	102,931	17,587
Series 3397,Cl. GS, 15.065%, 12/15/37[4]	43,933	7,871
Series 3424,Cl. EI, 8.207%, 4/15/38[4]	26,411	3,022
Series 3450,Cl. BI, 8.323%, 5/15/38[4]	120,643	25,817
Series 3606,Cl. SN, 0.501%, 12/15/39[4]	64,970	10,515
Federal National Mortgage Assn.:
3.00%, 4/1/30[7]	10,720,000	11,236,318
3.50%, 4/25/45[7]	30,855,000	32,418,239
4.00%, 4/1/45[7]	9,485,000	10,142,837
4.50%, 4/1/30[7]	504,000	528,255
5.00%, 4/1/45[7]	4,165,000	4,632,131
6.00%, 4/25/45[7]	425,000	484,898
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	471,342	500,249
5.00%, 3/1/21	20,590	21,670
5.50%, 9/1/20	3,993	4,279
6.00%, 11/1/17-3/1/37	283,870	321,816
6.50%, 5/1/17-10/1/19	49,930	51,859
7.00%, 11/1/17-10/1/35	11,973	12,364
7.50%, 1/1/33	90,765	112,027
8.50%, 7/1/32	5,917	6,860
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 18.587%, 6/25/23[4]	205,964	36,942
Series 233,Cl. 2, 39.977%, 8/25/23[4]	150,609	32,568
Series 252,Cl. 2, 37.333%, 11/25/23[4]	198,336	32,611
Series 319,Cl. 2, 0.055%, 2/25/32[4]	43,722	9,968
Series 320,Cl. 2, 7.745%, 4/25/32[4]	14,002	2,851
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	151,086	34,731
Series 331,Cl. 9, 10.992%, 2/25/33[4]	170,045	36,242
Series 334,Cl. 17, 18.307%, 2/25/33[4]	99,008	21,473
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	140,101	35,892
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	404,177	78,170
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	137,223	26,882
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	127,636	24,742
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	18,218	3,563
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	60,885	11,885
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	44,782	8,810

3    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	$23,719	$4,871
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	164,656	33,723
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	115,185	23,396
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	68,629	78,484
Series 2003-100,Cl. PA, 5.00%, 10/25/18	322,803	339,965
Series 2003-130,Cl. CS, 13.753%, 12/25/33[3]	16,301	19,038
Series 2003-84,Cl. GE, 4.50%, 9/25/18	24,902	26,101
Series 2004-101,Cl. BG, 5.00%, 1/25/20	165,264	170,099
Series 2004-25,Cl. PC, 5.50%, 1/25/34	211,797	223,974
Series 2005-104,Cl. MC, 5.50%, 12/25/25	328,662	361,628
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	300,576
Series 2005-73,Cl. DF, 0.424%, 8/25/35[3]	312,096	313,445
Series 2006-11,Cl. PS, 23.93%, 3/25/36[3]	96,897	142,937
Series 2006-46,Cl. SW, 23.562%, 6/25/36[3]	70,541	102,841
Series 2006-50,Cl. KS, 23.563%, 6/25/36[3]	15,578	22,953
Series 2008-75,Cl. DB, 4.50%, 9/25/23	96,162	100,381
Series 2009-113,Cl. DB, 3.00%, 12/25/20	339,269	348,519
Series 2009-36,Cl. FA, 1.114%, 6/25/37[3]	103,837	106,558
Series 2009-37,Cl. HA, 4.00%, 4/25/19	100,099	103,458
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,066,601	1,102,352
Series 2010-43,Cl. KG, 3.00%, 1/25/21	158,722	163,367
Series 2011-15,Cl. DA, 4.00%, 3/25/41	60,027	63,407
Series 2011-3,Cl. EL, 3.00%, 5/25/20	562,301	577,667
Series 2011-3,Cl. KA, 5.00%, 4/25/40	235,226	258,930
Series 2011-38,Cl. AH, 2.75%, 5/25/20	12,863	13,158
Series 2011-82,Cl. AD, 4.00%, 8/25/26	345,242	359,443
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.636%, 11/25/31[4]	162,281	31,865
Series 2001-81,Cl. S, 24.297%, 1/25/32[4]	42,309	10,912
Series 2002-47,Cl. NS, 30.093%, 4/25/32[4]	114,767	29,460
Series 2002-51,Cl. S, 30.286%, 8/25/32[4]	105,384	25,990
Series 2002-52,Cl. SD, 35.326%, 9/25/32[4]	150,392	36,432
Series 2002-77,Cl. SH, 34.657%, 12/18/32[4]	65,565	13,138
Series 2002-84,Cl. SA, 34.009%, 12/25/32[4]	160,243	39,202
Series 2002-9,Cl. MS, 25.206%, 3/25/32[4]	45,799	9,883
Series 2003-33,Cl. SP, 28.50%, 5/25/33[4]	175,506	37,711
Series 2003-4,Cl. S, 30.098%, 2/25/33[4]	98,378	24,082
Series 2003-46,Cl. IH, 0.00%, 6/25/23[4,5]	352,344	45,167
Series 2004-54,Cl. DS, 39.302%, 11/25/30[4]	124,638	24,346
Series 2004-56,Cl. SE, 11.147%, 10/25/33[4]	34,279	5,964
Series 2005-12,Cl. SC, 9.374%, 3/25/35[4]	18,735	4,055
Series 2005-14,Cl. SE, 36.91%, 3/25/35[4]	60,166	9,384
Series 2005-40,Cl. SA, 49.035%, 5/25/35[4]	325,364	56,342
Series 2005-52,Cl. JH, 1.345%, 5/25/35[4]	796,471	139,435
Series 2005-93,Cl. SI, 18.477%, 10/25/35[4]	80,117	12,722
Series 2007-88,Cl. XI, 35.446%, 6/25/37[4]	190,204	32,961
Series 2008-55,Cl. SA, 10.591%, 7/25/38[4]	93,472	12,793
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	36,210	2,242
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	368,119	68,396
Series 2012-134,Cl. SA, 10.46%, 12/25/42[4]	625,536	161,436
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.973%, 9/25/23[6]	75,694	74,256
		72,207,592

GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	37,609	40,442
7.50%, 1/15/23-6/15/24	36,770	39,899
8.00%, 5/15/17-4/15/23	26,208	28,789
8.50%, 8/15/17-12/15/17	4,960	5,214
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 59.119%, 2/16/32[4]	206,490	40,291

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-76,Cl. SY, 62.521%, 12/16/26[4]	$425,665	$86,790
Series 2007-17,Cl. AI, 18.976%, 4/16/37[4]	456,060	96,037
Series 2011-52,Cl. HS, 8.886%, 4/16/41[4]	225,455	45,966
		383,428

Non-Agency—10.8%
Commercial—9.7%
Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	85,000	89,300
Series 2006-6,Cl. AM, 5.39%, 10/10/45	830,000	878,605
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.466%, 7/20/36[3]	950,000	888,324
Series 2014-R7,Cl. 3A1, 2.615%, 3/26/36[3]	333,284	342,482
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.27%, 9/26/35[2,3]	286,952	291,992
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[3]	342,530	346,762
Series 2005-9,Cl. A1, 2.41%, 10/25/35[3]	972,072	960,559
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	365,000	386,210
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.351%, 1/15/46[3]	515,000	532,047
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.441%, 1/25/36[3]	219,273	207,031
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.134%, 12/10/49[3]	105,000	114,940
Series 2013-GC11,Cl. D, 4.458%, 4/10/46[2,3]	185,000	184,152
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[3]	848,817	843,685
COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.776%, 6/10/46[3]	855,000	897,585
Series 2012-CR4,Cl. D, 4.576%, 10/15/45[2,3]	185,000	187,096
Series 2012-CR5,Cl. E, 4.336%, 12/10/45[2,3]	480,000	482,116
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[2,3]	445,000	430,557
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	918,839
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[4,5]	432,999	39,889
Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 5.785%, 7/10/38[3]	230,000	240,957
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[3]	500,000	541,877
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	815,000	860,500
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[3]	208,000	215,065
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	275,000	280,301
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	220,020	181,620
Series 2009-13R,Cl. 4A1, 2.623%, 9/26/36[2,3]	121,424	122,377
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[2,3]	50,000	55,170
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	148,143	142,481
Series 2005-FA8,Cl. 1A6, 0.824%, 11/25/35[3]	154,778	117,833
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.443%, 11/25/46[2,3]	50,000	51,176
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,3]	60,000	60,176
Series 2013-K26,Cl. C, 3.60%, 12/25/45[2,3]	40,000	40,274
Series 2013-K27,Cl. C, 3.497%, 1/25/46[2,3]	110,000	109,251
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,3]	450,000	446,469
Series 2013-K502,Cl. C, 3.188%, 3/25/45[2,3]	220,000	224,384
Series 2013-K712,Cl. C, 3.368%, 5/25/45[2,3]	70,000	70,668
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,3]	145,000	144,265
Series 2014-K715,Cl. C, 4.124%, 2/25/46[2,3]	35,000	36,367
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.553%, 4/10/38[3]	200,000	205,754

4    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,3]	$478,151	$441,715
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.201%, 7/25/35[3]	52,916	52,433
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.422%, 12/15/47[2,3]	285,000	287,385
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13,Cl. AM, 5.50%, 1/12/43[3]	365,000	373,431
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	340,000	347,510
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	690,000	721,708
Series 2012-C6,Cl. E, 5.207%, 5/15/45[2,3]	380,000	397,975
JP Morgan Mortgage Trust:
Series 2007-A1,Cl. 5A1, 2.556%, 7/25/35[3]	196,814	197,457
Series 2007-S3,Cl. 1A90, 7.00%, 8/25/37	201,567	186,626
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.623%, 9/26/36[2,3]	451,059	452,217
Series 2009-5,Cl. 1A2, 2.629%, 7/26/36[2,3]	253,910	220,334
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	360,000	390,271
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	191,061
LB-UBS Commercial Mortgage Trust, Series 2006- C4, Cl. AM, 5.858%, 6/15/38[3]	225,000	236,955
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.645%, 4/21/34[3]	84,504	86,442
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	500,000	527,681
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.661%, 11/15/45[2,3]	385,000	395,522
Series 2013-C7,Cl. D, 4.302%, 2/15/46[2,3]	115,000	114,714
Series 2013-C8,Cl. D, 4.171%, 12/15/48[2,3]	80,000	78,903
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	763,180
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	470,000	501,208
Series 2007-IQ15,Cl. AM, 5.909%, 6/11/49[3]	345,000	370,322
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.959%, 11/26/36[2,3]	251,811	185,622
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.364%, 6/26/46[2,3]	661,931	668,984
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.31%, 7/26/45[2,3]	47,884	47,809
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.417%, 8/25/34[3]	381,504	378,611
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[2,3]	45,000	46,370
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.342%, 12/25/35[3]	168,047	163,064
Series 2005-AR16,Cl. 1A1, 2.34%, 12/25/35[3]	158,613	151,572
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[3]	37,114	37,388
Series 2005-AR10,Cl. 1A1, 2.619%, 6/25/35[3]	725,986	743,836
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[3]	515,729	491,991
Series 2006-AR7,Cl. 2A4, 2.619%, 5/25/36[3]	250,580	238,018
Series 2006-AR8,Cl. 2A4, 2.604%, 4/25/36[3]	185,365	181,187
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	117,081	121,299
Series 2007-AR8,Cl. A1, 2.61%, 11/25/37[3]	509,291	449,867
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[2,3]	160,000	158,895
Series 2012-C7,Cl. E, 4.845%, 6/15/45[2,3]	80,000	82,333
Series 2012-C8,Cl. E, 4.876%, 8/15/45[2,3]	365,000	381,352
Series 2013-C11,Cl. D, 4.182%, 3/15/45[2,3]	49,000	48,281
Series 2013-C15,Cl. D, 4.482%, 8/15/46[2,3]	225,000	222,273
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,4,5]	3,805,139	195,706
		25,498,644

	Principal Amount	Value
Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[3]	$262,764	$257,275
Series 2006-AR2,Cl. 2A3, 2.615%, 3/25/36[3]	48,150	47,705

Residential—1.0%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	459,187	420,465
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	110,070	101,884
Series 2007-C,Cl. 1A4, 5.278%, 5/20/36[3]	43,789	41,451
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.736%, 6/25/34[3]	123,409	123,112
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	353,366	353,146
Carrington Mortgage Loan Trust, Series 2006- FRE1, Cl. A2, 0.284%, 7/25/36[3]	71,845	70,701
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	970,000	1,015,805
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	136,599	132,473
Series 2006-6,Cl. A3, 6.00%, 4/25/36	67,054	65,247
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	20,808	20,945
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	15,321	12,540
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[3]	174,876	178,993
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.765%, 10/25/36[3]	96,987	94,271
		2,631,033
Total Mortgage-Backed Obligations (Cost $99,946,067)		101,025,677

U.S. Government Obligations—0.3%
Federal Home Loan Mortgage Corp. Nts., 5.50%, 7/18/16	65,000	69,220
Federal National Mortgage Assn. Nts., 1%, 9/27/17	193,000	193,831
United States Treasury Nts., 1.50%, 5/31/19	552,000	557,908
Total U.S. Government Obligations (Cost $814,891)		820,959

Non-Convertible Corporate Bonds and Notes—35.3%
Consumer Discretionary—4.8%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	133,477
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,803
		210,280

Automobiles—1.2%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	464,267
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	430,126
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	970,000	1,002,811
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	437,000	537,375
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	468,662
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	341,000	350,088
		3,253,329

5    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	$406,000	$426,300

Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	151,783
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	465,765
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	77,000	79,782
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	194,518
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	403,000	430,456
		1,322,304

Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	416,000	435,240
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	430,000	439,675
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	357,000	362,355
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,320
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,723
		1,466,313

Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	431,219

Media—1.2%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	237,477
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	262,000	276,082
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	307,441
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	175,173
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	275,000	288,916
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	81,178
9.15% Debs., 2/1/23	118,000	163,212
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	239,872
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	441,000	453,128
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	104,242
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	217,000	224,790
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	323,000	335,326
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44	98,000	106,017
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	187,159
		3,180,013

Multiline Retail—0.0%
Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	104,000	110,443

Specialty Retail—0.5%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	439,900
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	200,195
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	425,000	436,203
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	5,000	5,344
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	228,000	234,465
		1,316,107

	Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	$400,000	$439,000
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	431,000	439,620
		878,620

Consumer Staples—2.5%
Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	386,000	605,364
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	423,000	435,211
4.25% Sr. Unsec. Nts., 7/15/22[2]	260,000	280,662
		1,321,237

Food & Staples Retailing—0.5%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	101,000	123,891
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	251,000	278,378
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	109,000	149,317
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	385,000	429,438
Walgreens Boots Alliance, Inc., 1.75% Sr. Unsec. Nts., 11/17/17	185,000	186,774
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	197,000	220,426
		1,388,224

Food Products—1.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	385,473
8.50% Sr. Unsec. Nts., 6/15/19	320,000	395,035
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	412,000	412,890
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	249,000	249,081
JM Smucker Co.:
1.75% Sr. Unsec. Nts., 3/15/18[2]	334,000	335,586
3.50% Sr. Unsec. Nts., 3/15/25[2]	261,000	268,874
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	99,000	110,502
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	420,000	429,450
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	158,348
6.60% Sr. Unsec. Nts., 4/1/16	402,000	424,143
		3,169,382

Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	427,544
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	388,000	430,717
		858,261
Energy—3.2%
Energy Equipment & Services—0.5%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	85,000	85,617
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	348,000	347,082
4.625% Sr. Unsec. Nts., 9/15/21	182,000	175,395
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	179,000	172,299
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[2]	431,000	431,816
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	118,000	104,053
		1,316,262

Oil, Gas & Consumable Fuels—2.7%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	196,000	239,485
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	236,289

6    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	$165,000	$164,270
5.90% Sr. Unsec. Nts., 2/1/18	186,000	205,384
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	443,128
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	343,966
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	197,000	211,529
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	356,253
4.40% Sr. Unsec. Nts., 4/1/24	112,000	117,945
Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	195,000	202,106
Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	184,214
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	521,000	557,547
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	120,000	126,421
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	482,446
5.45% Sr. Unsec. Nts., 10/14/21[2]	295,000	324,844
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	86,000	86,319
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	385,000	418,622
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	322,000	323,923
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	389,000	402,412
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	85,000	86,639
4.60% Sr. Unsec. Nts., 6/15/21	277,000	304,487
4.75% Sr. Unsec. Nts., 3/15/24	229,000	251,933
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	273,000	277,928
Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22	36,000	35,830
4.50% Sr. Unsec. Nts., 11/15/23	405,000	420,680
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	402,831
		7,207,431

Financials—10.7%
Capital Markets—2.4%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	368,000	378,963
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	497,915
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	604,000	625,022
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	435,000	435,272
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 1/23/25	436,000	445,450
5.70% Jr. Sub. Perpetual Bonds, Series L3,8	448,000	462,420
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	355,000	368,175
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	104,000	102,778
4.25% Sr. Unsec. Nts., 11/14/20	401,000	429,096
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	255,000	265,394
5.00% Sub. Nts., 11/24/25	395,000	436,885
5.45% Jr. Sub. Perpetual Bonds, Series H3,8	428,000	431,745
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	456,505
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	306,896

	Principal Amount	Value
Capital Markets (Continued)
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,8]	$638,000	$665,912
		6,308,428

Commercial Banks—4.0%
Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	424,000	612,591
8.00% Jr. Sub. Perpetual Bonds, Series K3,8	393,000	423,949
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	353,000	354,836
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	434,000	430,745
Citigroup, Inc.:
2.40% Sr. Unsec. Nts., 2/18/20	694,000	697,272
6.675% Sub. Nts., 9/13/43	199,000	266,362
5.95% Jr. Sub. Perpetual Bonds, Series D3,8	465,000	471,394
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[2,3,7,8]	433,000	433,000
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,8,9]	370,000	439,227
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	453,686
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,120,000	1,141,280
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	445,000	456,291
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,8	399,000	434,910
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,3,8]	400,000	457,000
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,8,9]	751,000	783,856
Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	334,000	422,799
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,8	500,000	550,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,8]	440,000	461,450
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	460,000	471,583
5.625% Jr. Sub. Perpetual Bonds[3,8]	438,000	447,581
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,8]	162,000	171,752
5.90% Jr. Sub. Perpetual Bonds, Series S3,8	318,000	331,913
		10,713,477

Consumer Finance—0.8%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	339,000	425,021
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	519,000	515,770
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	338,000	341,166
3.95% Sr. Unsec. Nts., 11/6/24	331,000	341,066
Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	316,000	317,725
3.75% Sr. Unsec. Nts., 8/15/21	155,000	160,858
		2,101,606

Diversified Financial Services—0.3%
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	221,000	224,645
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	495,000	519,750
		744,395

Insurance—2.0%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	347,000	405,522
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	412,549
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	401,958
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	579,371

7    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance (Continued)
Liberty Mutual Group, Inc.: (Continued)
4.85% Sr. Unsec. Nts., 8/1/44[2]	$269,000	$292,909
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	811,000	785,453
MetLife, Inc., 4.05% Sr. Unsec. Nts., 3/1/45	262,000	270,183
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	331,000	338,199
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,8,9]	780,000	820,950
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	437,000	462,166
XLIT Ltd., 4.45% Sub. Nts., 3/31/25	220,000	221,867
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,9]	437,000	462,127
		5,453,254

Real Estate—0.1%
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,673

Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	315,179
5.90% Sr. Unsec. Nts., 11/1/21	233,000	268,931
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	425,000	427,125
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	135,691
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	89,245
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	225,000	233,594
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	284,942
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	219,000	231,542
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	369,000	371,056
		2,357,305

Real Estate Management & Development—0.2%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	475,000	477,831

Health Care—2.3%
Biotechnology—0.1%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	336,360

Health Care Equipment & Supplies—0.5%
CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	453,502
3.875% Sr. Unsec. Nts., 5/15/24	221,000	233,228
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	433,275
Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	132,751
		1,252,756

Health Care Providers & Services—0.9%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	221,186
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	420,000	434,700
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	466,310
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	414,000	416,526
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	425,000	447,312
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	207,433

	Principal Amount	Value
Health Care Providers & Services (Continued)
Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25	$69,000	$69,258
		2,262,725

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	28,000	28,554
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	144,000	155,767
5.30% Sr. Unsec. Nts., 2/1/44	165,000	197,890
		382,211

Pharmaceuticals—0.7%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	287,000	284,650
1.85% Sr. Unsec. Nts., 3/1/17	150,000	151,130
3.80% Sr. Unsec. Nts., 3/15/25	169,000	174,625
4.75% Sr. Unsec. Nts., 3/15/45	182,000	193,933
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	503,595
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	463,320
		1,771,253

Industrials—3.5%
Aerospace & Defense—0.5%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2]	314,000	330,274
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	117,303
3.95% Sr. Unsec. Nts., 5/28/24	272,000	279,689
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	105,000	118,946
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	129,000	133,531
4.30% Sr. Unsec. Nts., 3/1/24	230,000	246,668
		1,226,411

Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	527,838

Commercial Services & Supplies—0.7%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	480,870
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	604,227
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	385,000	441,788
Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	177,000	223,700
		1,750,585

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	349,000	360,343

Industrial Conglomerates—0.3%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,8	682,000	770,660
Machinery—0.4%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	250,857
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	410,000	438,525
Starwood Hotels & Resorts Worldwide, Inc.,
7.375% Sr. Unsec. Nts., 11/15/15	384,000	398,630
		1,088,012

Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts.,
6/15/17[2]	427,000	431,596

8    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Professional Services (Continued)
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	$470,000	$480,575
		912,171

Road & Rail—0.6%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	365,000	372,966
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	126,000	128,005
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	367,654
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	452,530
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	260,513
		1,581,668

Trading Companies & Distributors—0.4%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	471,960
International Lease Finance Corp., 5.875% Sr.
Unsec. Unsub. Nts., 4/1/19	437,000	475,237
		947,197

Information Technology—1.4%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	316,000	317,639

Electronic Equipment, Instruments, & Components—0.5%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	579,831
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	592,544
		1,172,375

Internet Software & Services—0.1%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[2]	310,000	315,813

IT Services—0.3%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	351,000	350,839
3.50% Sr. Unsec. Nts., 4/15/23	244,000	245,258
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	153,489
6.75% Sr. Unsec. Nts., 2/1/17	75,000	82,050
		831,636

Software—0.1%
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	338,877

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	248,000	277,505
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	451,369
		728,874

Materials—2.4%
Chemicals—0.8%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	174,298
4.125% Sr. Unsec. Nts., 3/15/35	87,000	86,555
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	218,000	221,262
4.65% Sr. Unsec. Nts., 10/15/44	112,000	118,030
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	161,105
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	256,000	259,882
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	469,688
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	377,132

	Principal Amount	Value
Chemicals (Continued)
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	$122,000	$122,854
		1,990,806

Construction Materials—0.3%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	440,000	449,805
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	421,000	435,735
		885,540

Containers & Packaging—0.7%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	370,000	362,600
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	113,844
4.50% Sr. Unsec. Nts., 11/1/23	358,000	386,219
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	729,000	757,623
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	355,000	366,537
		1,986,823

Metals & Mining—0.5%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	163,106
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	142,000	131,682
Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	397,000	407,180
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	159,000	166,021
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	121,397
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	230,000	226,554
		1,215,940

Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	189,006

Telecommunication Services—2.3%
Diversified Telecommunication Services—2.1%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	297,000	286,216
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	288,000	475,691
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	390,000	422,662
Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[2]	250,000	257,575
5.875% Sr. Unsec. Nts., 12/1/16[2]	396,000	425,305
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	402,000	420,793
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	395,000	413,269
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	324,783
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	234,196
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	455,000	474,906
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	193,808
4.50% Sr. Unsec. Nts., 9/15/20	1,050,000	1,160,332
4.522% Sr. Unsec. Nts., 9/15/48[2]	288,000	286,975
5.012% Sr. Unsec. Nts., 8/21/54	105,000	109,438
		5,485,949

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	164,000	164,797
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	140,467

9    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued) 6.25% Sr. Unsec. Nts., 11/30/32	$150,000	$183,958
		489,222
Utilities—2.2%
Electric Utilities—1.0%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	118,000	133,809
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	325,000	353,093
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	389,000	433,113
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	390,000	404,995
5.30% Sr. Unsec. Nts., 7/1/43	93,000	110,726
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	97,528
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	164,966
4.20% Sr. Sec. Nts., 6/15/22	82,000	89,460
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	590,000	679,939
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	277,000	289,942
		2,757,571

Independent Power and Renewable Electricity Producers—0.3%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	329,000	332,627
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	405,000	423,225
		755,852

Multi-Utilities—0.9%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	224,000	244,918
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	418,800
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	240,000	257,098
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	349,000	399,749
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	100,000	112,639
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	170,000	183,967
Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	308,000	313,350
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	202,075
TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	259,000	260,122
		2,392,718
Total Non-Convertible Corporate Bonds and Notes (Cost $89,624,318)		93,214,525

	Shares
Investment Company—2.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[10,11] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $295,267,757)	120.2%	317,402,065
Net Other Assets (Liabilities)	(20.2)	(53,231,531)
Net Assets	100.0%	$264,170,534

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $44,400,838 or 16.81% of the Fund’s net assets as of March 31, 2015.

3. Represents the current interest rate for a variable or increasing rate security.

10    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,172,645 or 0.82% of the Fund’s net assets as of March 31, 2015.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $102,570 or 0.04% of the Fund’s net assets as of March 31, 2015.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 4 of the accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $2,506,160, which represents 0.95% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14 - 11/13/14	$424,748	$439,227	$14,479
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13 - 5/8/13	760,082	783,856	23,774
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10 - 7/22/13	746,414	820,950	74,536
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	454,442	462,127	7,685

		$2,385,686	$2,506,160	$120,474

10. Rate shown is the 7-day yield as of March 31, 2015.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$1,452

12. Security is a Master Limited Partnership.

Futures Contracts as of March 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/15	22	$3,605,250	$(20,690)
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	129	16,628,906	(66,773)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	51	11,176,969	(9,699)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/15	1	120,211	218
United States Treasury Ultra Bonds	CBT	Buy	6/19/15	50	8,493,750	127,481

						$30,537

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

11 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), formerly named Oppenheimer Capital Income Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

12 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,575,305	$—	$—	$11,575,305
Consumer Staples	4,290,271	3,073,929	—	7,364,200
Energy	5,536,893	—	—	5,536,893
Financials	15,270,084	—	—	15,270,084
Health Care	14,211,429	—	—	14,211,429
Industrials	10,138,502	—	—	10,138,502
Information Technology	17,744,856	—	—	17,744,856
Materials	3,402,843	—	—	3,402,843
Telecommunication Services	1,531,652	—	—	1,531,652
Utilities	2,815,955	—	—	2,815,955
Asset-Backed Securities	—	27,381,578	—	27,381,578
Mortgage-Backed Obligations	—	101,025,677	—	101,025,677
U.S. Government Obligations	—	820,959	—	820,959
Non-Convertible Corporate Bonds and Notes	—	93,214,525	—	93,214,525
Investment Company	5,367,607	—	—	5,367,607
Total Investments, at Value	91,885,397	225,516,668	—	317,402,065
Other Financial Instruments:
Futures contracts	127,699	—	—	127,699
Total Assets	$92,013,096	$225,516,668	$—	$317,529,764
Liabilities Table
Other Financial Instruments:
Futures contracts	(97,162)	—	—	(97,162)
Total Liabilities	$(97,162)	$—	$—	$(97,162)

13 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investment and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$94,101,702
Sold securities	34,629,830

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

14 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

15 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $8,677,498 and $26,187,773 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$295,312,308
Federal tax cost of other investments	(22,827,701)

Total federal tax cost	$272,484,607

Gross unrealized appreciation	$25,029,253
Gross unrealized depreciation	(2,908,959)

Net unrealized appreciation	$22,120,294

16 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value

Common Stocks—99.5%

Consumer Discretionary—18.7%

Auto Components—0.5%

Magna International, Inc.	88,760	$4,762,862

Hotels, Restaurants & Leisure—2.3%

Chipotle Mexican Grill, Inc., Cl. A1	15,210	9,894,713

Dunkin’ Brands Group, Inc.	268,730	12,780,799

		22,675,512

Household Durables—1.1%

Harman International Industries, Inc.	81,970	10,953,651

Internet & Catalog Retail—1.3%

Amazon.com, Inc.[1]	3,074	1,143,835

TripAdvisor, Inc.[1]	137,570	11,441,697

		12,585,532

Media—5.2%

Time Warner, Inc.	235,695	19,902,086

Twenty-First Century Fox, Inc., Cl. B	704,910	23,177,441

Walt Disney Co. (The)	71,540	7,503,830

		50,583,357

Multiline Retail—3.0%

Dollar Tree, Inc.[1]	150,810	12,237,477

Macy’s, Inc.	250,580	16,265,148

		28,502,625

Specialty Retail—2.6%

TJX Cos., Inc. (The)	361,010	25,288,751

Textiles, Apparel & Luxury Goods—2.7%

NIKE, Inc., Cl. B	62,750	6,295,707

VF Corp.	256,390	19,308,731

		25,604,438

Consumer Staples—6.7%

Beverages—1.7%

Brown-Forman Corp., Cl. B	47,095	4,255,033

Constellation Brands, Inc., Cl. A1	25,530	2,966,842

SABMiller plc	186,400	9,754,074

		16,975,949

Food & Staples Retailing—4.2%

Costco Wholesale Corp.	146,840	22,245,526

CVS Health Corp.	178,290	18,401,311

		40,646,837

Food Products—0.8%

Hershey Co. (The)	75,840	7,653,014

Energy—1.7%

Energy Equipment & Services—0.4%

Halliburton Co.	93,950	4,122,526

Oil, Gas & Consumable Fuels—1.3%

Antero Resources Corp.[1]	68,930	2,434,608

Cimarex Energy Co.	18,000	2,071,620

EOG Resources, Inc.	54,050	4,955,844

Pioneer Natural Resources Co.	19,660	3,214,607

		12,676,679

Financials—4.8%

Capital Markets—3.4%

Ameriprise Financial, Inc.	58,330	7,631,897

Charles Schwab Corp. (The)	584,660	17,797,051

Invesco Ltd.	197,960	7,857,032

		33,285,980

Insurance—1.4%

Aon plc	137,160	13,183,819

	Shares	Value

Health Care—23.6%

Biotechnology—11.9%

Biogen, Inc.[1]	114,260	$48,245,142

Celgene Corp.[1]	242,664	27,974,306

Gilead Sciences, Inc.[1]	368,700	36,180,531

Vertex Pharmaceuticals, Inc.[1]	23,405	2,761,088

		115,161,067

Health Care Equipment & Supplies—1.7%

Hologic, Inc.[1]	126,490	4,177,332

Medtronic plc	25,250	1,969,248

ResMed, Inc.	137,400	9,862,572

		16,009,152

Life Sciences Tools & Services—2.1%

Illumina, Inc.[1]	84,960	15,771,975

Thermo Fisher Scientific, Inc.	33,480	4,497,703

		20,269,678

Pharmaceuticals—7.9%

Actavis plc[1]	133,060	39,601,317

Bristol-Myers Squibb Co.	153,370	9,892,365

Perrigo Co. plc	86,250	14,278,687

Valeant Pharmaceuticals International, Inc.[1]	64,974	12,905,136

		76,677,505

Industrials—10.1%

Aerospace & Defense—0.9%

Raytheon Co.	81,220	8,873,285

Airlines—1.1%

Delta Air Lines, Inc.	231,610	10,413,186

Building Products—0.3%

Allegion plc	45,770	2,799,751

Commercial Services & Supplies—2.1%

Cintas Corp.	128,600	10,497,618

Tyco International plc	235,680	10,148,381

		20,645,999

Machinery—4.0%

Ingersoll-Rand plc	72,580	4,941,246

Pall Corp.	143,850	14,441,101

Parker-Hannifin Corp.	118,720	14,101,562

Pentair plc	76,036	4,781,904

		38,265,813

Road & Rail—1.2%

Canadian Pacific Railway Ltd.	62,500	11,418,750

Trading Companies & Distributors—0.5%

United Rentals, Inc.[1]	56,580	5,157,833

Information Technology—33.0%

Communications Equipment—1.5%

Cisco Systems, Inc.	537,220	14,786,981

Internet Software & Services—12.3%

Alibaba Group Holding Ltd., Sponsored ADR[1]	51,600	4,295,184

eBay, Inc.[1]	475,930	27,451,642

Facebook, Inc., Cl. A1	544,330	44,752,091

Google, Inc., Cl. A1	14,030	7,782,441

LinkedIn Corp., Cl. A1	136,830	34,188,344

		118,469,702

IT Services—6.6%

Computer Sciences Corp.	162,300	10,594,944

MasterCard, Inc., Cl. A	315,730	27,275,915

Visa, Inc., Cl. A	391,708	25,621,620

		63,492,479

1 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software—6.0%

Microsoft Corp.	120,920	$4,916,002

Oracle Corp.	632,100	27,275,115

ServiceNow, Inc.[1]	127,870	10,073,599

Splunk, Inc.[1]	63,160	3,739,072

Workday, Inc., Cl. A1	144,620	12,207,374

		58,211,162

Technology Hardware, Storage & Peripherals—6.6%

Apple, Inc.	334,400	41,609,392

EMC Corp.	510,600	13,050,936

Western Digital Corp.	102,920	9,366,749

		64,027,077

	Shares	Value

Materials—0.9%

Chemicals—0.9%

Sherwin-Williams Co. (The)	31,060	$8,836,570

Total Common Stocks (Cost $706,458,596)		963,017,522

Investment Company—0.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3] (Cost $2,351,443)	2,351,443	2,351,443

Total Investments, at Value (Cost $708,810,039)	99.7%	965,368,965

Net Other Assets (Liabilities)	0.3	2,562,053

Net Assets	100.0%	$967,931,018

Footnotes to Statement of Investments

1. Non-income producing security.
2. Rate shown is the 7-day yield as of March 31, 2015.
3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	3,087,900	38,218,842	38,955,299	2,351,443

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$2,351,443	$1,377

2 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would

3 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$180,956,728	$—	$—	$180,956,728
Consumer Staples	55,521,726	9,754,074	—	65,275,800
Energy	16,799,205	—	—	16,799,205
Financials	46,469,799	—	—	46,469,799
Health Care	228,117,402	—	—	228,117,402
Industrials	97,574,617	—	—	97,574,617
Information Technology	318,987,401	—	—	318,987,401
Materials	8,836,570	—	—	8,836,570
Investment Company	2,351,443	—	—	2,351,443

Total Assets	$955,614,891	$9,754,074	$—	$965,368,965

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

4 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$709,239,510

Gross unrealized appreciation	$261,670,451
Gross unrealized depreciation	(5,540,996)

Net unrealized appreciation	$256,129,455

5 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Principal Amount	Value
Asset-Backed Securities—16.0%
Auto Loan—14.6%
American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. D, 5.91%, 7/15/19[1]	$260,000	$260,196
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	381,000	383,612
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	520,000	522,055
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	135,000	135,218
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	295,000	295,589
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	145,127
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	391,332
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	305,000	315,424
Series 2012-4,Cl. D, 2.68%, 10/9/18	75,000	75,769
Series 2012-5,Cl. D, 2.35%, 12/10/18	365,000	368,722
Series 2013-1,Cl. C, 1.57%, 1/8/19	670,000	670,048
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	350,332
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,820
Series 2013-5,Cl. D, 2.86%, 12/9/19	225,000	228,353
Series 2014-1,Cl. E, 3.58%, 8/9/21	95,000	95,620
Series 2014-2,Cl. E, 3.37%, 11/8/21	280,000	279,495
Series 2014-3,Cl. D, 3.13%, 10/8/20	155,000	156,605
Series 2014-4,Cl. D, 3.07%, 11/9/20	160,000	161,204
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	232,663
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	80,443
Series 2014-4,Cl. C, 3.56%, 9/15/21	100,000	101,013
Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,535
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,016
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	161,255
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	165,317
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[1]	15,780	15,789
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	530,000	538,539
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	86,741	86,624
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	234,223	234,623
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	30,255	30,400
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	177,020	178,071
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	315,381	314,276
Series 2014-B,Cl. A, 1.11%, 11/15/18[1]	210,029	208,791
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	257,243	256,340
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	234,859
Series 2013-2A,Cl. B, 2.26%, 10/15/21[1]	585,000	589,068
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	200,000	200,784
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,274
Series 2015-1A,Cl. C, 3.30%, 7/17/23[1]	225,000	228,162
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	250,000	249,950
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[1]	156,360	157,697
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	176,456
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	492,236
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	363,977
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	527,812
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	208,164
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	180,899
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[1]	35,000	35,069
Series 2013-2A,Cl. C, 4.35%, 1/15/19[1]	320,000	325,637
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	230,881
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	231,805
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	62,396	62,250
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	108,865
First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	60,000	60,705
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	159,314
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	389,253
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	166,977

	Principal Amount	Value
Auto Loan (Continued)
First Investors Auto Owner Trust: (Continued)
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	$125,000	$126,272
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	224,093
Series 2014-3A,Cl. D, 3.85%, 2/15/22[1]	140,000	141,236
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	147,342	147,113
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	273,567	273,415
GM Financial Automobile Leasing Trust:
Series 2014-1A,Cl. D, 2.51%, 3/20/19[1]	545,000	547,420
Series 2015-1,Cl. D, 3.01%, 3/20/20	240,000	240,982
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.474%, 10/25/19[1,2]	125,000	125,058
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.424%, 9/25/18[1,2]	385,000	385,316
Santander Drive Auto Receivables Trust:
Series 2012-5,Cl. D, 3.30%, 9/17/18	835,000	854,900
Series 2012-6,Cl. D, 2.52%, 9/17/18	880,000	886,654
Series 2012-AA,Cl. D, 2.46%, 12/17/18[1]	480,000	482,095
Series 2013-2,Cl. C, 1.95%, 3/15/19	475,000	477,879
Series 2013-2,Cl. D, 2.57%, 3/15/19	325,000	331,653
Series 2013-3,Cl. C, 1.81%, 4/15/19	100,000	100,187
Series 2013-4,Cl. D, 3.92%, 1/15/20	110,000	114,517
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	376,933
Series 2013-5,Cl. C, 2.25%, 6/17/19	35,000	35,408
Series 2013-5,Cl. D, 2.73%, 10/15/19	215,000	216,856
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	282,852
Series 2014-3,Cl. C, 2.13%, 8/17/20	180,000	180,410
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	186,455
Series 2015-1,Cl. D, 3.24%, 4/15/21	260,000	262,124
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[1]	68,475	68,568
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	145,000	147,068
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	92,158	92,133
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	141,696
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	100,000	99,869
United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[1]	123,643	123,776
Series 2014-1,Cl. D, 2.38%, 10/15/18[1]	160,000	158,041
Series 2015-1,Cl. D, 2.92%, 6/17/19[1]	225,000	225,215
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	154,632
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	165,866
		21,611,002
Equipment—0.9%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[1]	286,391	290,317
Series 2014-2A,Cl. A, 3.38%, 10/18/29[1]	488,750	496,302
Cronos Containers Program I Ltd., Series 2014-2A,
Cl. A, 3.27%, 11/18/29[1]	438,148	444,836
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	77,270	76,685
Trip Rail Master Funding LLC, Series 2014-1A, Cl.
A1, 2.863%, 4/15/44[1]	92,550	93,043
		1,401,183
Home Equity Loan—0.5%
Element Rail Leasing I LLC,
Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	271,903	270,949
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[1]	343,292	349,184
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[1]	102,349	101,711
		721,844
Total Asset-Backed Securities (Cost $23,600,388)		23,734,029

1   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations—56.0%
Government Agency—39.7%
FHLMC/FNMA/FHLB/Sponsored—39.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$6,679	$7,434
5.50%, 9/1/39	581,672	652,377
6.00%, 5/1/18-10/1/29	880,992	997,867
6.50%, 4/1/18-4/1/34	218,522	250,071
7.00%, 8/1/16-10/1/37	265,786	303,034
8.00%, 4/1/16	9,311	9,422
9.00%, 8/1/22-5/1/25	21,022	23,277
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,601	1,805
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 11.782%, 9/1/29[3]	9,121	2,081
Series 206,Cl. IO, 0.00%, 12/1/29[3,4]	140,306	36,993
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	106,561	20,376
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	630,176	643,341
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.218%, 6/1/26[5]	49,803	47,190
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	5,234	5,848
Series 1674,Cl. Z, 6.75%, 2/15/24	17,806	19,861
Series 2034,Cl. Z, 6.50%, 2/15/28	2,666	3,059
Series 2042,Cl. N, 6.50%, 3/15/28	6,858	7,679
Series 2043,Cl. ZP, 6.50%, 4/15/28	319,926	359,543
Series 2046,Cl. G, 6.50%, 4/15/28	19,119	21,923
Series 2053,Cl. Z, 6.50%, 4/15/28	2,858	3,280
Series 2066,Cl. Z, 6.50%, 6/15/28	346,623	397,404
Series 2195,Cl. LH, 6.50%, 10/15/29	241,656	277,602
Series 2220,Cl. PD, 8.00%, 3/15/30	1,505	1,786
Series 2326,Cl. ZP, 6.50%, 6/15/31	67,156	75,642
Series 2461,Cl. PZ, 6.50%, 6/15/32	299,664	353,476
Series 2470,Cl. LF, 1.175%, 2/15/32[2]	2,381	2,446
Series 2564,Cl. MP, 5.00%, 2/15/18	115,886	121,254
Series 2585,Cl. HJ, 4.50%, 3/15/18	65,219	68,354
Series 2635,Cl. AG, 3.50%, 5/15/32	46,292	48,702
Series 2707,Cl. QE, 4.50%, 11/15/18	23,175	24,328
Series 2770,Cl. TW, 4.50%, 3/15/19	13,967	14,706
Series 3010,Cl. WB, 4.50%, 7/15/20	33,334	35,195
Series 3025,Cl. SJ, 24.11%, 8/15/35[2]	26,120	39,537
Series 3030,Cl. FL, 0.575%, 9/15/35[2]	3,740	3,767
Series 3645,Cl. EH, 3.00%, 12/15/20	122,449	126,253
Series 3741,Cl. PA, 2.15%, 2/15/35	318,870	324,839
Series 3815,Cl. BD, 3.00%, 10/15/20	7,853	8,059
Series 3822,Cl. JA, 5.00%, 6/15/40	11,964	12,774
Series 3840,Cl. CA, 2.00%, 9/15/18	5,855	5,934
Series 3848,Cl. WL, 4.00%, 4/15/40	48,681	50,173
Series 3857,Cl. GL, 3.00%, 5/15/40	9,923	10,213
Series 4221,Cl. HJ, 1.50%, 7/15/23	117,117	118,415
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 54.18%, 7/17/28[3]	1,975	436
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	3,627	825
Series 2130,Cl. SC, 50.583%, 3/15/29[3]	147,242	34,422
Series 2526,Cl. SE, 26.92%, 6/15/29[3]	4,307	1,008
Series 2796,Cl. SD, 50.305%, 7/15/26[3]	214,234	46,069
Series 2920,Cl. S, 53.31%, 1/15/35[3]	824,948	172,992
Series 2922,Cl. SE, 5.741%, 2/15/35[3]	98,494	20,294
Series 2981,Cl. AS, 30.097%, 5/15/35[3]	141,164	28,520
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	41,623	7,487
Series 3201,Cl. SG, 1.64%, 8/15/36[3]	238,093	40,680
Series 3397,Cl. GS, 15.065%, 12/15/37[3]	20,452	3,664
Series 3424,Cl. EI, 8.207%, 4/15/38[3]	23,702	2,712
Series 3450,Cl. BI, 8.623%, 5/15/38[3]	526,709	112,713
Series 3606,Cl. SN, 0.501%, 12/15/39[3]	140,768	22,782

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.:
3.00%, 4/1/30[6]	$5,760,000	$6,037,425
3.50%, 4/25/45[6]	26,520,000	27,863,610
4.00%, 4/1/45[6]	8,125,000	8,688,514
5.00%, 4/1/45[6]	2,660,000	2,958,336
6.00%, 4/25/45[6]	160,000	182,550
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	274,255	291,071
5.00%, 3/1/21-7/1/22	18,198	19,211
5.50%, 2/1/35-5/1/36	230,346	260,868
6.50%, 5/1/17-1/1/34	231,034	241,626
7.00%, 11/1/17-7/1/35	61,204	68,569
7.50%, 1/1/33	5,800	7,159
8.50%, 7/1/32	13,948	16,171
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 38.485%, 5/25/23[3]	3,241	528
Series 222,Cl. 2, 19.10%, 6/25/23[3]	342,079	61,356
Series 252,Cl. 2, 36.903%, 11/25/23[3]	338,200	55,608
Series 294,Cl. 2, 12.302%, 2/25/28[3]	36,864	8,262
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	3,334	723
Series 303,Cl. IO, 7.712%, 11/25/29[3]	65,298	16,062
Series 320,Cl. 2, 7.827%, 4/25/32[3]	246,621	50,217
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	673,168	154,745
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	7,071	1,262
Series 331,Cl. 5, 2.127%, 2/25/33[3]	10,050	2,091
Series 331,Cl. 9, 10.754%, 2/25/33[3]	210,819	44,932
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	16,694	3,499
Series 334,Cl. 17, 18.378%, 2/25/33[3]	141,339	30,654
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	236,634	60,622
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	505,529	97,771
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	230,399	45,136
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	59,817	11,529
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	169,576	32,872
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	79,430	15,533
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	130,089	25,395
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	97,989	19,278
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	47,438	9,742
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	181,853	37,246
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	9,627	1,985
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	194,964	39,601
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	286,995	55,191
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	239,259	267,061
Series 1998-58,Cl. PC, 6.50%, 10/25/28	179,027	202,770
Series 1998-61,Cl. PL, 6.00%, 11/25/28	89,032	101,817
Series 1999-54,Cl. LH, 6.50%, 11/25/29	147,166	169,112
Series 2001-44,Cl. QC, 6.00%, 9/25/16	2,829	2,904
Series 2001-51,Cl. OD, 6.50%, 10/25/31	11,588	13,313
Series 2001-74,Cl. QE, 6.00%, 12/25/31	225,441	258,499
Series 2002-12,Cl. PG, 6.00%, 3/25/17	1,828	1,891
Series 2003-100,Cl. PA, 5.00%, 10/25/18	239,667	252,409
Series 2003-28,Cl. KG, 5.50%, 4/25/23	785,285	861,348
Series 2003-84,Cl. GE, 4.50%, 9/25/18	11,493	12,047
Series 2004-101,Cl. BG, 5.00%, 1/25/20	224,791	231,368
Series 2004-25,Cl. PC, 5.50%, 1/25/34	8,472	8,959
Series 2005-73,Cl. DF, 0.424%, 8/25/35[2]	12,816	12,871
Series 2006-11,Cl. PS, 23.93%, 3/25/36[2]	129,503	191,034
Series 2006-46,Cl. SW, 23.562%, 6/25/36[2]	94,364	137,572
Series 2006-50,Cl. KS, 23.563%, 6/25/36[2]	135,617	199,828
Series 2008-75,Cl. DB, 4.50%, 9/25/23	75,257	78,559
Series 2009-113,Cl. DB, 3.00%, 12/25/20	249,683	256,491
Series 2009-36,Cl. FA, 1.114%, 6/25/37[2]	109,899	112,779
Series 2009-70,Cl. TL, 4.00%, 8/25/19	115,059	118,916
Series 2010-43,Cl. KG, 3.00%, 1/25/21	67,796	69,780
Series 2011-3,Cl. EL, 3.00%, 5/25/20	413,823	425,131
Series 2011-38,Cl. AH, 2.75%, 5/25/20	6,926	7,085
Series 2011-82,Cl. AD, 4.00%, 8/25/26	133,360	138,846

2    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 28.233%, 11/18/31[3]	$8,618	$1,955
Series 2001-63,Cl. SD, 29.12%, 12/18/31[3]	3,137	720
Series 2001-65,Cl. S, 27.67%, 11/25/31[3]	216,237	42,459
Series 2001-68,Cl. SC, 19.884%, 11/25/31[3]	2,009	464
Series 2001-81,Cl. S, 24.336%, 1/25/32[3]	64,178	16,553
Series 2002-28,Cl. SA, 33.709%, 4/25/32[3]	1,960	488
Series 2002-38,Cl. SO, 45.956%, 4/25/32[3]	5,475	1,090
Series 2002-39,Cl. SD, 37.028%, 3/18/32[3]	3,620	945
Series 2002-47,Cl. NS, 30.107%, 4/25/32[3]	195,034	50,063
Series 2002-48,Cl. S, 29.394%, 7/25/32[3]	3,244	653
Series 2002-51,Cl. S, 30.323%, 8/25/32[3]	179,042	44,156
Series 2002-52,Cl. SD, 35.071%, 9/25/32[3]	254,794	61,722
Series 2002-52,Cl. SL, 31.897%, 9/25/32[3]	2,026	520
Series 2002-53,Cl. SK, 32.236%, 4/25/32[3]	12,614	3,362
Series 2002-56,Cl. SN, 31.138%, 7/25/32[3]	4,423	1,027
Series 2002-60,Cl. SM, 29.543%, 8/25/32[3]	28,906	5,542
Series 2002-7,Cl. SK, 26.056%, 1/25/32[3]	13,455	2,738
Series 2002-77,Cl. BS, 24.213%, 12/18/32[3]	17,892	4,148
Series 2002-77,Cl. IS, 41.508%, 12/18/32[3]	9,328	2,473
Series 2002-77,Cl. SH, 31.292%, 12/18/32[3]	93,877	18,811
Series 2002-84,Cl. SA, 34.034%, 12/25/32[3]	213,688	52,276
Series 2002-9,Cl. MS, 25.451%, 3/25/32[3]	3,403	734
Series 2002-90,Cl. SN, 30.651%, 8/25/32[3]	14,870	2,851
Series 2002-90,Cl. SY, 36.303%, 9/25/32[3]	10,695	1,992
Series 2003-26,Cl. DI, 7.615%, 4/25/33[3]	9,481	2,314
Series 2003-33,Cl. SP, 28.54%, 5/25/33[3]	221,591	47,613
Series 2003-4,Cl. S, 30.163%, 2/25/33[3]	140,878	34,486
Series 2004-54,Cl. DS, 39.402%, 11/25/30[3]	183,310	35,807
Series 2005-12,Cl. SC, 9.374%, 3/25/35[3]	47,863	10,360
Series 2005-14,Cl. SE, 37.065%, 3/25/35[3]	143,507	22,384
Series 2005-40,Cl. SA, 49.165%, 5/25/35[3]	415,006	71,864
Series 2005-40,Cl. SB, 53.532%, 5/25/35[3]	19,396	3,223
Series 2005-52,Cl. JH, 1.345%, 5/25/35[3]	103,389	18,100
Series 2005-93,Cl. SI, 12.504%, 10/25/35[3]	329,553	52,332
Series 2008-55,Cl. SA, 9.973%, 7/25/38[3]	24,816	3,396
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	116,954	7,240
Series 2012-40,Cl. PI, 0.00%, 4/25/41[3,4]	184,059	34,198
Series 2012-134,Cl. SA, 10.46%, 12/25/42[3]	217,200	56,054
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.982%, 9/25/23[5]	108,468	106,407
		58,504,784
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	10,490	11,552
8.50%, 8/15/17-12/15/17	23,064	24,244
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 60.42%, 2/16/32[3]	317,390	61,929
Series 2007-17,Cl. AI, 18.976%, 4/16/37[3]	95,454	20,101
Series 2011-52,Cl. HS, 8.882%, 4/16/41[3]	642,285	130,951
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	44,222	52,293
Series 2000-7,Cl. Z, 8.00%, 1/16/30	16,584	19,167
		320,237
Non-Agency—16.3%
Commercial—14.5%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	1,675,287	50,249
Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	425,000	446,502
Series 2006-6,Cl. AM, 5.39%, 10/10/45	685,000	725,114
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.466%, 7/20/36[2]	795,000	743,387

	Principal Amount	Value
Commercial (Continued)
Banc of America Funding Trust: (Continued)
Series 2014-R7,Cl. 3A1, 2.615%, 3/26/36[2]	$314,239	$322,912
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.27%, 9/26/35[1,2]	217,207	221,022
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[2]	230,504	233,352
Series 2005-9,Cl. A1, 2.41%, 10/25/35[2]	262,072	258,968
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[2]	295,000	312,142
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	1,438,036	60,525
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.345%, 1/15/46[2]	420,000	433,902
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.441%, 1/25/36[2]	172,519	162,887
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	30,722	30,333
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.134%, 12/10/49[2]	410,000	448,813
Series 2013-GC11,Cl. D, 4.458%, 4/10/46[1,2]	160,000	159,267
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[2]	731,456	727,034
COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.776%, 6/10/46[2]	695,000	729,616
Series 2012-CR4,Cl. D, 4.576%, 10/15/45[1,2]	50,000	50,566
Series 2012-CR5,Cl. E, 4.336%, 12/10/45[1,2]	300,000	301,322
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	390,000	377,342
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	710,000	758,576
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	2,732,706	251,742
Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 5.785%, 7/10/38[2]	35,000	36,667
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[2]	500,000	541,877
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	220,000	232,282
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.469%, 2/15/39[2]	275,000	284,341
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	410,000	417,904
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	258,395	213,298
Series 2009-13R,Cl. 4A1, 2.623%, 9/26/36[1,2]	67,650	68,181
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,2]	75,000	82,755
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	214,599	206,398
Series 2005-FA8,Cl. 1A6, 0.824%, 11/25/35[2]	234,513	178,535
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.443%, 11/25/46[1,2]	35,000	35,823
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,2]	90,000	90,265
Series 2013-K26,Cl. C, 3.60%, 12/25/45[1,2]	60,000	60,411
Series 2013-K27,Cl. C, 3.497%, 1/25/46[1,2]	95,000	94,353
Series 2013-K28,Cl. C, 3.495%, 6/25/46[1,2]	285,000	282,764
Series 2013-K502,Cl. C, 3.191%, 3/25/45[1,2]	175,000	178,487
Series 2013-K712,Cl. C, 3.369%, 5/25/45[1,2]	75,000	75,716
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	115,000	114,417
Series 2014-K715,Cl. C, 4.124%, 2/25/46[1,2]	50,000	51,953
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.553%, 4/10/38[2]	165,000	169,747
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	444,888	410,987
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.201%, 7/25/35[2]	149,519	148,153
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.422%, 12/15/47[1,2]	245,000	247,050
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13,Cl. AM, 5.30%, 1/12/43[2]	30,000	30,693
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	305,000	311,737

3    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	$275,000	$287,637
Series 2012-C6,Cl. E, 5.208%, 5/15/45[1,2]	325,000	340,374
JP Morgan Mortgage Trust:
Series 2007-A1,Cl. 5A1, 2.556%, 7/25/35[2]	139,489	139,945
Series 2007-S3,Cl. 1A90, 7.00%, 8/25/37	391,936	362,885
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.623%, 9/26/36[1,2]	257,624	258,285
Series 2009-5,Cl. 1A2, 2.629%, 7/26/36[1,2]	406,256	352,535
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	300,000	325,226
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	153,910
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	492,444	10,426
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.842%, 6/15/38[2]	185,000	194,829
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	65,391	56,776
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	565,000	596,279
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.662%, 11/15/45[1,2]	400,000	410,932
Series 2013-C7,Cl. D, 4.302%, 2/15/46[1,2]	175,000	174,565
Series 2013-C8,Cl. D, 4.171%, 12/15/48[1,2]	130,000	128,218
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	630,683
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	540,000	575,856
Series 2007-IQ15,Cl. AM, 5.909%, 6/11/49[2]	490,000	525,965
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.959%, 11/26/36[1,2]	455,026	335,423
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.364%, 6/26/46[1,2]	366,426	370,330
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.31%, 7/26/45[1,2]	37,803	37,744
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	3,171,370	32
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[1,2]	65,000	66,979
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl. AM, 5.321%, 12/15/44[2]	260,000	264,818
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.342%, 12/25/35[2]	290,017	281,418
Series 2005-AR16,Cl. 1A1, 2.34%, 12/25/35[2]	130,243	124,462
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.619%, 6/25/35[2]	612,930	628,000
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[2]	72,638	69,295
Series 2006-AR8,Cl. 2A4, 2.604%, 4/25/36[2]	172,785	168,890
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	179,117	185,569
Series 2007-AR3,Cl. A4, 5.755%, 4/25/37[2]	83,021	81,547
Series 2007-AR8,Cl. A1, 2.61%, 11/25/37[2]	210,432	185,879
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[1,2]	175,000	173,792
Series 2012-C7,Cl. E, 4.845%, 6/15/45[1,2]	120,000	123,499
Series 2012-C8,Cl. E, 4.876%, 8/15/45[1,2]	355,000	370,904
Series 2013-C11,Cl. D, 4.182%, 3/15/45[1,2]	74,000	72,914
		21,437,188
Multi-Family—0.2%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[2]	182,937	179,115
Series 2006-AR2,Cl. 2A3, 2.615%, 3/25/36[2]	153,811	152,393
		331,508
Residential—1.6%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	205,464	190,184
Series 2007-C,Cl. 1A4, 5.278%, 5/20/36[2]	84,841	80,311

	Principal Amount	Value
Residential (Continued)
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$132,647	$118,393
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	317,893	317,695
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.284%, 7/25/36[2]	139,245	137,028
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	115,000	120,431
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	161,762	156,876
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	23,269	24,517
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.274%, 8/25/36[2]	53,795	26,843
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	3,370,016	876,204
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	28,265	28,452
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,212	992
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	14,812	12,092
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	154,383	158,017
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.765%, 10/25/36[2]	189,683	184,371
		2,432,406
Total Mortgage-Backed Obligations (Cost $85,765,510)		83,026,123

U.S. Government Obligations—1.2%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	259,000	260,115
United States Treasury Nts., 1.50%, 5/31/19	1,438,000	1,453,391
Total U.S. Government Obligations (Cost $1,703,907)		1,713,506

Corporate Bonds and Notes—53.3%
Consumer Discretionary—7.7%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	113,664
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,831
		179,495

Automobiles—1.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	316,000	316,865
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	376,161
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	796,000	822,925
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	363,000	446,378
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	392,555
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	291,569
		2,646,453
Diversified Consumer Services—0.3%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	353,000	370,650
Hotels, Restaurants & Leisure—0.9%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	134,695
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	386,635

4  OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	$65,000	$67,348
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	309,569
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	357,823
		1,256,070
Household Durables—0.8%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	354,000	370,373
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	365,000	373,213
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	307,000	311,605
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,270
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,585
		1,245,046
Leisure Equipment & Products—0.3%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	369,474
Media—2.0%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	210,225
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	338,000	356,168
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	352,610
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	130,000	145,978
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	235,000	246,892
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	67,473
9.15% Debs., 2/1/23	96,000	132,782
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	202,724
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	373,000	383,258
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	87,728
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	187,000	193,713
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	280,000	290,685
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44	96,000	103,853
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	158,523
		2,932,612
Multiline Retail—0.3%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]	375,000	395,625
Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	87,000	92,390
		488,015
Specialty Retail—0.7%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	349,000	369,940
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	170,226
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	364,357
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	5,000	5,344

	Principal Amount	Value
Specialty Retail (Continued)
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	$192,000	$197,444
		1,107,311
Textiles, Apparel & Luxury Goods—0.5%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	335,000	367,663
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	371,000	378,420
		746,083
Consumer Staples—3.9%
Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	508,129
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	367,305
4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	239,643
		1,115,077
Food & Staples Retailing—0.8%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	84,000	103,038
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	238,451
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	90,000	123,289
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	326,000	363,628
Walgreens Boots Alliance, Inc., 1.75% Sr. Unsec. Nts., 11/17/17	156,000	157,496
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	170,000	190,215
		1,176,117
Food Products—1.8%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	335,898
8.50% Sr. Unsec. Nts., 6/15/19	289,000	356,766
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	352,000	352,761
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	214,000	214,070
JM Smucker Co.:
1.75% Sr. Unsec. Nts., 3/15/18[1]	288,000	289,367
3.50% Sr. Unsec. Nts., 3/15/25[1]	225,000	231,787
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	85,000	94,876
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	365,000	373,212
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	133,465
6.60% Sr. Unsec. Nts., 4/1/16	341,000	359,783
		2,741,985
Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	202,000	358,357
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	325,000	360,781
		719,138
Energy—4.8%
Energy Equipment & Services—0.8%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	74,000	74,537
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	294,000	293,224
4.625% Sr. Unsec. Nts., 9/15/21	155,000	149,375
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	153,000	147,273

5 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Sinopec Group Overseas Development 2014
Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	$369,000	$369,698
Weatherford International Ltd., 5.95% Sr.
Unsec. Nts., 4/15/42	97,000	85,535
		1,119,642
Oil, Gas & Consumable Fuels—4.0%
Anadarko Petroleum Corp., 6.20% Sr.
Unsec. Nts., 3/15/40	169,000	206,494
Boardwalk Pipelines LP, 4.95% Sr. Unsec.
Nts., 12/15/24	201,000	202,966
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	142,000	141,372
5.90% Sr. Unsec. Nts., 2/1/18	160,000	176,675
CNOOC Nexen Finance 2014 ULC, 1.625%
Sr. Unsec. Nts., 4/30/17	373,000	372,267
DCP Midstream LLC, 5.375% Sr. Unsec.
Nts., 10/15/15[1]	290,000	291,668
Devon Energy Corp., 4.75% Sr. Unsec. Nts.,
5/15/42	162,000	173,947
EnLink Midstream Partners LP, 2.70% Sr.
Unsec. Nts., 4/1/19	299,000	299,213
Enterprise Products Operating LLC, 3.75%
Sr. Unsec. Nts., 2/15/25	164,000	169,976
Kinder Morgan Energy Partners LP, 4.10%
Sr. Unsec. Nts., 11/15/15	152,000	154,699
Kinder Morgan, Inc., 5% Sr. Unsec. Nts.,
2/15/21[1]	437,000	467,654
Noble Energy, Inc., 5.05% Sr. Unsec. Nts.,
11/15/44	102,000	107,458
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	406,162
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	269,785
Phillips 66 Partners LP, 3.605% Sr. Unsec.
Nts., 2/15/25	75,000	75,278
Pioneer Natural Resources Co., 6.65% Sr.
Unsec. Nts., 3/15/17	328,000	356,644
Plains All American Pipeline LP/PAA Finance
Corp., 3.60% Sr. Unsec. Nts., 11/1/24	279,000	280,667
Southwestern Energy Co., 4.05% Sr. Unsec.
Nts., 1/23/20	335,000	346,550
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	73,000	74,407
4.60% Sr. Unsec. Nts., 6/15/21	238,000	261,617
4.75% Sr. Unsec. Nts., 3/15/24	194,000	213,428
Western Gas Partners LP, 4% Sr. Unsec.
Nts., 7/1/22	239,000	243,314
Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22	32,000	31,849
4.50% Sr. Unsec. Nts., 11/15/23	351,000	364,590
Woodside Finance Ltd., 4.60% Sr. Unsec.
Unsub. Nts., 5/10/21[1]	284,000	307,538
		5,996,218
Financials—16.0%
Capital Markets—3.7%
Apollo Management Holdings LP, 4% Sr.
Unsec. Nts., 5/30/24[1]	312,000	321,295
Blackstone Holdings Finance Co. LLC, 5%
Sr. Unsec. Nts., 6/15/44[1]	382,000	415,292
Credit Suisse, New York, 3.625% Sr. Unsec.
Nts., 9/9/24	498,000	515,332
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25[6]	380,000	380,237
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 1/23/25	372,000	380,063
5.70% Jr. Sub. Perpetual Bonds, Series L2,9	381,000	393,263
KKR Group Finance Co. III LLC, 5.125% Sr.
Unsec. Nts., 6/1/44[1]	305,000	316,320

	Principal Amount	Value
Capital Markets (Continued)
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	$90,000	$88,942
4.25% Sr. Unsec. Nts., 11/14/20	337,000	360,612
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	217,000	225,845
5.00% Sub. Nts., 11/24/25	332,000	367,205
5.45% Jr. Sub. Perpetual Bonds, Series H2,9	366,000	369,203
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	376,718
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	482,926
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	556,000	580,325
		5,573,578
Commercial Banks—6.0%
Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	354,000	511,456
8.00% Jr. Sub. Perpetual Bonds, Series K2,9	339,000	365,696
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	303,000	304,576
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	373,000	370,203
Citigroup, Inc.:
2.40% Sr. Unsec. Nts., 2/18/20	602,000	604,838
6.675% Sub. Nts., 9/13/43	174,000	232,900
5.95% Jr. Sub. Perpetual Bonds, Series D2,9	368,000	373,060
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2,6,9]	371,000	371,000
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,7,9]	320,000	379,872
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	380,172
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	890,000	906,910
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	370,000	379,388
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S2,9	344,000	374,960
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,9]	334,000	381,595
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,7,9]	667,000	696,181
Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	283,000	358,240
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,9	300,000	330,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,9]	370,000	388,038
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	385,000	394,694
5.625% Jr. Sub. Perpetual Bonds[2,9]	370,000	378,094
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[2,9]	137,000	145,247
5.90% Jr. Sub. Perpetual Bonds, Series S2,9	280,000	292,250
		8,919,370
Consumer Finance—1.2%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	283,000	354,811
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	447,000	444,218
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	301,000	303,820
3.95% Sr. Unsec. Nts., 11/6/24	280,000	288,514
Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	268,000	269,463
3.75% Sr. Unsec. Nts., 8/15/21	135,000	140,102
		1,800,928

6  OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services—0.4%
Peachtree Corners Funding Trust, 3.976%
Sr. Unsec. Nts., 2/15/25[1]	$189,000	$192,117
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	355,000	372,750
		564,867
Insurance—3.0%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	292,000	341,246
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	345,286
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	333,173
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	276,000	294,487
4.85% Sr. Unsec. Nts., 8/1/44[1]	224,000	243,909
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	688,000	666,328
MetLife, Inc., 4.05% Sr. Unsec. Nts., 3/1/45	228,000	235,121
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	300,000	306,525
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,7,9]	663,000	697,807
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	371,000	392,365
XLIT Ltd., 4.45% Sub. Nts., 3/31/25	189,000	190,604
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]	365,000	385,988
		4,432,839
Real Estate—0.1%
Ventas Realty LP, 1.25% Sr. Unsec. Nts.,
4/17/17	151,000	150,723
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	164,778
5.90% Sr. Unsec. Nts., 11/1/21	200,000	230,842
Corrections Corp. of America, 4.625% Sr.
Unsec. Nts., 5/1/23	370,000	371,850
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	116,151
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	76,061
Hospitality Properties Trust, 4.65% Sr.
Unsec. Nts., 3/15/24	186,000	193,105
Liberty Property LP, 5.50% Sr. Unsec. Nts.,
12/15/16	228,000	242,413
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	189,000	199,824
WEA Finance LLC/Westfield UK & Europe
Finance plc, 1.75% Sr. Unsec. Nts.,
9/15/17[1]	318,000	319,772
		1,914,796
Real Estate Management & Development—0.3%
Brookfield Asset Management, Inc., 4% Sr.
Unsec. Nts., 1/15/25	395,000	397,354
Health Care—3.4%
Biotechnology—0.2%
Gilead Sciences, Inc., 5.65% Sr. Unsec.
Unsub. Nts., 12/1/41	232,000	296,713
Health Care Equipment & Supplies—0.7%
CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	384,425
3.875% Sr. Unsec. Nts., 5/15/24	188,000	198,402
DENTSPLY International, Inc., 2.75% Sr.
Unsec. Nts., 8/15/16	352,000	358,854

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	$111,000	$113,349
		1,055,030
Health Care Providers & Services—1.3%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	186,044
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	345,000	357,075
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	386,750
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	355,000	357,166
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	350,000	368,375
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	155,000	178,623
Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25	59,000	59,221
		1,893,254
Life Sciences Tools & Services—0.2%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	23,000	23,455
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	130,887
5.30% Sr. Unsec. Nts., 2/1/44	140,000	167,907
		322,249
Pharmaceuticals—1.0%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	243,000	241,010
1.85% Sr. Unsec. Nts., 3/1/17	136,000	137,025
3.80% Sr. Unsec. Nts., 3/15/25	147,000	151,893
4.75% Sr. Unsec. Nts., 3/15/45	158,000	168,359
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	425,943
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	382,140
		1,506,370
Industrials—4.9%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]	272,000	286,097
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,409
3.95% Sr. Unsec. Nts., 5/28/24	223,000	229,304
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	85,000	96,290
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	111,000	114,899
4.30% Sr. Unsec. Nts., 3/1/24	189,000	202,697
		1,028,696
Building Products—0.3%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	441,084

Commercial Services & Supplies—1.0%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	405,863
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	431,000	452,908
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	330,000	378,675
Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	144,000	181,993
		1,419,439

7 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	$294,000	$303,555
Industrial Conglomerates—0.4%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,9	574,000	648,620
Machinery—0.6%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	206,903
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	340,000	363,655
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	323,000	335,306
		905,864
Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec.
Nts., 6/15/17[1]	361,000	364,886
Road & Rail—0.9%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	309,000	315,744
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	111,751
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	311,319
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	373,388
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	239,672
		1,351,874
Trading Companies & Distributors—0.5%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	396,405
International Lease Finance Corp., 5.875%
Sr. Unsec. Unsub. Nts., 4/1/19	376,000	408,900
		805,305
Information Technology—2.3%
Communications Equipment—0.2%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	259,000	260,343
Electronic Equipment, Instruments, & Components—0.6%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	407,000	449,507
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	405,000	436,328
		885,835
Internet Software & Services—0.2%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]	260,000	264,875
IT Services—0.5%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	297,000	296,863
3.50% Sr. Unsec. Nts., 4/15/23	207,000	208,067
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	133,917
6.75% Sr. Unsec. Nts., 2/1/17	65,000	71,111
		709,958
Semiconductors & Semiconductor Equipment—0.2%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[1]	370,000	373,700
Software—0.2%
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	283,099

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	211,000	236,103

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	$367,000	$373,934
		610,037
Materials—3.6%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	151,259
4.125% Sr. Unsec. Nts., 3/15/35	75,000	74,616
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	182,000	184,723
4.65% Sr. Unsec. Nts., 10/15/44	92,000	96,953
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	137,611
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	215,000	218,260
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	396,625
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	324,254
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	103,000	103,721
		1,688,022
Construction Materials—0.5%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	373,134
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	376,740
		749,874
Containers & Packaging—1.1%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	305,000	298,900
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	94,702
4.50% Sr. Unsec. Nts., 11/1/23	300,000	323,648
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	617,000	641,225
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	308,000	318,010
		1,676,485
Metals & Mining—0.7%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	148,744
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	122,000	113,135
Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	370,000	379,487
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	137,000	143,050
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	105,699
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	193,000	190,109
		1,080,224
Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	158,021
Telecommunication Services—3.4%
Diversified Telecommunication Services—3.1%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	252,000	242,850
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	247,000	407,971
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	335,000	363,056
Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[1]	215,000	221,515

8  OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Cox Communications, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 12/1/16[1]	$345,000	$370,531
Deutsche Telekom International Finance BV,
5.75% Sr. Unsec. Nts., 3/23/16	349,000	365,315
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	340,000	355,725
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	269,675
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	142,000	196,780
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	316,000	329,825
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	167,147
4.50% Sr. Unsec. Nts., 9/15/20	891,000	984,624
4.522% Sr. Unsec. Nts., 9/15/48[1]	252,000	251,103
5.012% Sr. Unsec. Nts., 8/21/54	50,000	52,114
		4,578,231
Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	138,000	138,671
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	117,715
6.25% Sr. Unsec. Nts., 11/30/32	125,000	153,298
		409,684
Utilities—3.3%
Electric Utilities—1.6%
American Transmission Systems, Inc., 5%
Sr. Unsec. Nts., 9/1/44[1]	99,000	112,263
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	275,000	298,771
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	370,762
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	329,000	341,650
5.30% Sr. Unsec. Nts., 7/1/43	78,000	92,867
Pennsylvania Electric Co., 5.20% Sr. Unsec.
Nts., 4/1/20	73,000	80,904
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	212,994
4.20% Sr. Sec. Nts., 6/15/22	54,000	58,913
PPL WEM Holdings Ltd., 5.375% Sr. Unsec.
Unsub. Nts., 5/1/21[1]	429,000	494,397
Trans-Allegheny Interstate Line Co., 3.85%
Sr. Unsec. Nts., 6/1/25[1]	226,000	236,559
		2,300,080
Independent Power and Renewable Electricity Producers—0.4%
Dayton Power & Light Co. (The), 1.875%
Sec. Nts., 9/15/16	272,000	274,998
NRG Yield Operating LLC, 5.375% Sr.
Unsec. Nts., 8/15/24[1]	349,000	364,705
		639,703
Multi-Utilities—1.3%
Berkshire Hathaway Energy Co., 4.50% Sr.
Unsec. Nts., 2/1/45	185,000	202,276
CenterPoint Energy, Inc., 5.95% Sr. Unsec.
Nts., 2/1/17	327,000	354,787
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	216,391
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	286,000	327,588
Consolidated Edison Co. of New York, Inc.,
4.625% Sr. Unsec. Nts., 12/1/54	84,000	94,617
Dominion Gas Holdings LLC, 4.60% Sr.
Unsec. Nts., 12/15/44	141,000	152,584
Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	259,000	263,499

	Principal Amount	Value
Multi-Utilities (Continued)
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	$148,000	$167,078
TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	216,000	216,936
		1,995,756
Total Corporate Bonds and Notes (Cost $75,634,609)		78,970,707

	Shares
Investment Company—3.3%
Oppenheimer Institutional Money Market Fund, Cl.
E, 0.12%[10,11] (Cost $4,948,536)	4,948,536	4,948,536
Total Investments, at Value (Cost $191,652,950)	129.8%	192,392,901
Net Other Assets (Liabilities)	(29.8)	(44,217,617)
Net Assets	100.0%	$148,175,284

9  OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,605,331 or 26.05% of the Fund’s net assets as of March 31, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,738,962 or 1.85% of the Fund’s net assets as of March 31, 2015.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $153,597 or 0.10% of the Fund’s net assets as of March 31, 2015.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 3 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $3,036,052, which represents 2.05% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	$367,352	$379,872	$12,520
NC Finance Trust, Series 1999-I, Cl. D, 8.75%,
1/25/29	8/10/10	3,281,116	876,204	(2,404,912)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub.
Perpetual Bonds	5/1/13-5/8/13	675,065	696,181	21,116
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual
Bonds	3/10/10-2/16/12	607,820	697,807	89,987
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	379,568	385,988	6,420

		$5,310,921	$3,036,052	$(2,274,869)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 3 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	6,496,088	19,133,109	20,680,661	4,948,536

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,948,536	$1,819

11. Rate shown is the 7-day yield as of March 31, 2015.

Futures Contracts as of March 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/15	43	$7,046,625	$(66,598)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	65	14,245,156	(23,535)
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	92	11,859,375	(64,061)
United States Treasury Ultra Bonds	CBT	Buy	6/19/15	67	11,381,625	171,703

						$17,509

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

10  OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s

11  OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$23,734,029	$—	$23,734,029
Mortgage-Backed Obligations	—	82,032,618	993,505	83,026,123
U.S. Government Obligations	—	1,713,506	—	1,713,506
Corporate Bonds and Notes	—	78,970,707	—	78,970,707
Investment Company	4,948,536	—	—	4,948,536
Total Investments, at Value	4,948,536	186,450,860	993,505	192,392,901
Other Financial Instruments:
Futures contracts	171,703	—	—	171,703
Total Assets	$5,120,239	$186,450,860	$993,505	$192,564,604

Liabilities Table
Other Financial Instruments:
Futures contracts	$(154,194)	$—	$—	$(154,194)
Total Liabilities	$(154,194)	$—	$—	$(154,194)
Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

12  OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$74,745,603
Sold securities	28,794,068

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$3,281,116
Market Value	$876,204
Market value as % of Net Assets	0.59%

4. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

13  OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $12,237,221 and $35,935,055 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin

14  OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$191,721,360
Federal tax cost of other investments	(21,787,040)

Total federal tax cost	$169,934,320

Gross unrealized appreciation	$6,009,128
Gross unrealized depreciation	(5,320,078)

Net unrealized appreciation	$689,050

15  OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—11.0%
Hotels, Restaurants & Leisure—1.2%
GTECH SpA	727,111	$14,417,349
McDonald’s Corp.	210,380	20,499,427
		34,916,776
Internet & Catalog Retail—0.6%
JD.com, Inc., ADR[1]	534,633	15,707,518
Media—2.6%
Walt Disney Co. (The)	547,130	57,388,466
Zee Entertainment Enterprises Ltd.	2,957,821	16,126,242
		73,514,708
Specialty Retail—2.9%
Inditex SA	1,463,755	46,931,095
Tiffany & Co.	406,890	35,810,389
		82,741,484
Textiles, Apparel & Luxury Goods—3.7%
Brunello Cucinelli SpA	111,017	1,953,422
Kering	189,430	37,026,565
LVMH Moet Hennessy Louis Vuitton SE	285,430	50,373,253
Tod’s SpA	162,664	14,761,500
		104,114,740
Consumer Staples—5.9%
Beverages—1.3%
Ambev SA, ADR	2,668,105	15,368,285
Fomento Economico Mexicano SAB de CV, ADR[1]	222,675	20,820,112
		36,188,397
Food Products—2.7%
Nestle SA	370,589	27,979,258
Unilever plc	1,128,493	47,067,537
		75,046,795
Household Products—1.9%
Colgate-Palmolive Co.	790,190	54,791,775
Energy—1.5%
Energy Equipment & Services—0.9%
Technip SA	442,690	26,830,217
Oil, Gas & Consumable Fuels—0.6%
Repsol SA	922,284	17,152,109
Financials—22.0%
Capital Markets—5.4%
Credit Suisse Group AG1	1,247,426	33,582,867
Deutsche Bank AG	695,452	24,196,185
Goldman Sachs Group, Inc. (The)	221,910	41,712,422
UBS Group AG1	2,774,388	52,068,691
		151,560,165
Commercial Banks—6.9%
Banco Bilbao Vizcaya Argentaria SA	3,198,107	32,274,930
Citigroup, Inc.	1,048,860	54,037,267
ICICI Bank Ltd., Sponsored ADR	4,076,950	42,237,202
Itau Unibanco Holding SA, ADR	1,573,484	17,402,733
Societe Generale SA	493,449	23,856,984
Sumitomo Mitsui Financial Group, Inc.	641,500	24,581,812
		194,390,928
Diversified Financial Services—3.3%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3,982,700	13,926,441
McGraw Hill Financial, Inc.	753,340	77,895,356
		91,821,797
Insurance—5.4%
Allianz SE	276,129	47,980,652

	Shares	Value
Insurance (Continued)
Dai-ichi Life Insurance Co. Ltd. (The)	2,082,800	$30,259,343
FNF Group	593,570	21,819,633
Prudential plc	2,116,097	52,395,005
		152,454,633
Real Estate Management & Development—1.0%
DLF Ltd.	11,742,425	29,575,520
Health Care—17.3%
Biotechnology—7.8%
ACADIA Pharmaceuticals, Inc.[1]	489,720	15,959,975
Biogen, Inc.[1]	74,940	31,642,666
BioMarin Pharmaceutical, Inc.[1]	209,630	26,124,090
Bluebird Bio, Inc.[1]	76,000	9,178,520
Celldex Therapeutics, Inc.[1]	1,133,860	31,600,678
Circassia Pharmaceuticals plc[1]	3,028,910	12,572,119
Clovis Oncology, Inc.[1]	216,860	16,097,518
Gilead Sciences, Inc.[1]	359,970	35,323,856
Medivation, Inc.[1]	109,910	14,186,084
Vertex Pharmaceuticals, Inc.[1]	238,900	28,183,033
		220,868,539
Health Care Equipment & Supplies—1.8%
St. Jude Medical, Inc.	268,810	17,580,174
Zimmer Holdings, Inc.	281,390	33,068,953
		50,649,127
Health Care Providers & Services—4.0%
Aetna, Inc.	526,790	56,118,939
Anthem, Inc.	358,815	55,404,624
		111,523,563
Pharmaceuticals—3.7%
Bayer AG	314,316	47,227,617
Roche Holding AG	91,670	25,277,333
Shire plc	251,120	19,969,148
Theravance Biopharma, Inc.[1]	157,022	2,724,332
Theravance, Inc.	624,740	9,820,913
		105,019,343
Industrials—11.7%
Aerospace & Defense—2.9%
Airbus Group NV	917,960	59,649,445
Embraer SA, Sponsored ADR	724,823	22,288,307
		81,937,752
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	312,830	30,325,740
Building Products—1.5%
Assa Abloy AB, Cl. B	714,971	42,613,156
Construction & Engineering—0.4%
FLSmidth & Co. AS	254,064	11,436,929
Electrical Equipment—2.5%
Emerson Electric Co.	377,670	21,383,676
Nidec Corp.	559,300	37,195,335
Prysmian SpA	511,891	10,545,441
		69,124,452
Industrial Conglomerates—2.5%
3M Co.	249,760	41,197,912
Seibu Holdings, Inc.	221,000	5,715,226
Siemens AG	222,659	24,106,081
		71,019,219
Machinery—0.8%
FANUC Corp.	107,400	23,469,766

1    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—23.9%
Communications Equipment—2.4%
Telefonaktiebolaget LM Ericsson, Cl. B	5,443,909	$68,320,245
Electronic Equipment, Instruments, & Components—5.3%
Keyence Corp.	93,411	51,021,950
Kyocera Corp.	614,100	33,704,171
Murata Manufacturing Co. Ltd.	478,700	65,950,421
		150,676,542
Internet Software & Services—6.8%
eBay, Inc.[1]	1,055,640	60,889,315
Facebook, Inc., Cl. A1	504,910	41,511,176
Google, Inc., Cl. A1	77,700	43,100,190
Google, Inc., Cl. C1	70,080	38,403,840
Qihoo 360 Technology Co. Ltd., ADR[1]	154,060	7,887,872
		191,792,393
IT Services—0.2%
Earthport plc[1]	6,806,563	4,431,873
Semiconductors & Semiconductor Equipment—4.0%
Altera Corp.	1,483,430	63,653,981
Maxim Integrated Products, Inc.	1,413,215	49,194,014
		112,847,995
Software—5.2%
Adobe Systems, Inc.[1]	633,933	46,873,006
Intuit, Inc.	515,140	49,947,975
SAP SE	669,371	48,606,793
		145,427,774
Materials—1.5%
Chemicals—1.1%
Linde AG	147,441	30,058,673

	Shares		Value
Metals & Mining—0.4%
Alrosa AO	6,424,594		$7,943,451
Vale SA, Cl. B, Sponsored ADR	794,000		4,486,100
			12,429,551
Telecommunication Services—1.7%
Wireless Telecommunication Services—1.7%
KDDI Corp.	2,071,500		46,932,167
Total Common Stocks (Cost $1,458,991,489)			2,721,712,361
Preferred Stocks—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	590,367		54,665,996
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601		1,051,121
Total Preferred Stocks (Cost $18,576,232)			55,717,117

	Units
Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 1EUR, Exp. 4/14/15[1] (Cost $—)	3,198,107		460,795

	Shares
Investment Company—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3] (Cost $36,464,124)	36,464,124		36,464,124
Total Investments, at Value (Cost $1,514,031,845)	99.8%		2,814,354,397
Net Other Assets (Liabilities)	0.2		5,806,906
Net Assets	100.0	% $	2,820,161,303

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	European Dollar

1. Non-income producing security.

2. Rate shown is the 7-day yield as of March 31, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	12,394,365	122,269,899	98,200,140	36,464,124

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$36,464,124	$6,952

2    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,267,189,706	45.0%
Japan	318,830,192	11.3
Germany	276,841,996	9.8
Switzerland	138,908,149	4.9
France	138,087,019	4.9
United Kingdom	116,466,533	4.1
Sweden	110,933,401	4.0
Spain	96,818,928	3.5
India	88,990,086	3.2
Brazil	73,471,866	2.6
Netherlands	59,649,445	2.1
Italy	41,677,711	1.5
China	23,595,390	0.8
Mexico	20,820,113	0.8
Ireland	19,969,149	0.7
Denmark	11,436,929	0.4
Russia	7,943,452	0.3
Cayman Islands	2,724,332	0.1
Total	$2,814,354,397	100.0%

3    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

4    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$129,405,800	$181,589,426	$—	$310,995,226
Consumer Staples	90,980,172	75,046,795	—	166,026,967
Energy	—	43,982,326	—	43,982,326
Financials	255,104,613	364,698,430	—	619,803,043
Health Care	383,014,355	105,046,217	—	488,060,572
Industrials	115,195,635	214,731,379	—	329,927,014
Information Technology	401,461,369	272,035,453	—	673,496,822
Materials	4,486,100	38,002,124	—	42,488,224
Telecommunication Services	—	46,932,167	—	46,932,167
Preferred Stocks	1,051,121	54,665,996	—	55,717,117
Rights, Warrants and Certificates	—	460,795	—	460,795
Investment Company	36,464,124	—	—	36,464,124
Total Assets	$1,417,163,289	$1,397,191,108	$—	$2,814,354,397

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

5    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$(47,359,051)	$47,359,051
Total Assets	$(47,359,051)	$47,359,051

* Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,538,247,374

Gross unrealized appreciation	$1,404,253,434
Gross unrealized depreciation	(128,146,411)

Net unrealized appreciation	$1,276,107,023

6    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—98.4%
Consumer Discretionary—11.7%
Auto Components—1.8%
Delphi Automotive plc	307,850	$24,547,959
Automobiles—1.2%
General Motors Co.	421,132	15,792,450
Hotels, Restaurants & Leisure—0.6%
Dunkin’ Brands Group, Inc.	156,500	7,443,140
Media—3.7%
Comcast Corp., Cl. A	687,015	38,795,737
Twenty-First Century Fox, Inc., Cl. A	309,840	10,484,986
		49,280,723
Specialty Retail—4.4%
AutoZone, Inc.[1]	42,990	29,326,058
Home Depot, Inc. (The)	256,697	29,163,346
		58,489,404
Consumer Staples—11.3%
Beverages—3.6%
Diageo plc	672,900	18,554,008
PepsiCo, Inc.	311,110	29,748,338
		48,302,346
Food Products—3.1%
Mondelez International, Inc., Cl. A	1,135,390	40,976,225
Household Products—2.7%
Henkel AG & Co. KGaA	343,609	35,537,473
Tobacco—1.9%
Philip Morris International, Inc.	336,269	25,331,144
Energy—5.4%
Energy Equipment & Services—1.0%
National Oilwell Varco, Inc.	271,050	13,549,789
Oil, Gas & Consumable Fuels—4.4%
Chevron Corp.	291,360	30,586,973
Noble Energy, Inc.	580,110	28,367,379
		58,954,352
Financials—17.2%
Capital Markets—0.5%
Bank of New York Mellon Corp. (The)	173,290	6,973,190
Commercial Banks—4.7%
Citigroup, Inc.	859,428	44,277,731
JPMorgan Chase & Co.	224,090	13,575,372
M&T Bank Corp.	36,160	4,592,320
		62,445,423
Consumer Finance—1.5%
Discover Financial Services	362,023	20,399,996
Diversified Financial Services—5.6%
Berkshire Hathaway, Inc., Cl. B1	156,920	22,646,695
CME Group, Inc., Cl. A	320,280	30,333,719
McGraw Hill Financial, Inc.	207,681	21,474,215
		74,454,629
Insurance—3.8%
American International Group, Inc.	473,580	25,947,448
Genworth Financial, Inc., Cl. A1	1,026,070	7,500,572
Marsh & McLennan Cos., Inc.	299,370	16,791,663
		50,239,683
Real Estate Investment Trusts (REITs)—1.1%
Digital Realty Trust, Inc.	124,340	8,201,466

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Simon Property Group, Inc.	35,620	$6,968,697
		15,170,163
Health Care—13.8%
Biotechnology—1.3%
Gilead Sciences, Inc.[1]	170,250	16,706,633
Health Care Equipment & Supplies—0.8%
Boston Scientific Corp.[1]	592,880	10,523,620
Health Care Providers & Services—5.8%
Express Scripts Holding Co.[1]	368,927	32,011,796
HCA Holdings, Inc.[1]	315,390	23,726,790
UnitedHealth Group, Inc.	180,750	21,380,917
		77,119,503
Pharmaceuticals—5.9%
AbbVie, Inc.	49,415	2,892,754
Actavis plc[1]	116,140	34,565,587
Bristol-Myers Squibb Co.	393,440	25,376,880
Zoetis, Inc., Cl. A	350,577	16,228,209
		79,063,430
Industrials—12.2%
Aerospace & Defense—1.0%
United Technologies Corp.	118,710	13,912,812
Commercial Services & Supplies—3.3%
Republic Services, Inc., Cl. A	320,040	12,980,822
Tyco International plc	708,925	30,526,311
		43,507,133
Industrial Conglomerates—2.0%
General Electric Co.	1,049,070	26,027,427
Machinery—2.5%
Deere & Co.	380,050	33,326,584
Professional Services—1.2%
Nielsen NV	347,180	15,473,813
Road & Rail—1.9%
Canadian National Railway Co.	251,380	16,809,781
CSX Corp.	274,380	9,087,465
		25,897,246
Trading Companies & Distributors—0.3%
Fastenal Co.	102,720	4,256,203
Information Technology—19.7%
Internet Software & Services—7.7%
eBay, Inc.[1]	379,485	21,888,695
Facebook, Inc., Cl. A1	310,310	25,512,136
Google, Inc., Cl. A1	33,550	18,610,185
Google, Inc., Cl. C1	68,430	37,499,640
		103,510,656
IT Services—4.9%
Amdocs Ltd.	521,330	28,360,352
MasterCard, Inc., Cl. A	238,670	20,618,701
Xerox Corp.	1,241,137	15,948,611
		64,927,664
Semiconductors & Semiconductor Equipment—1.2%
Applied Materials, Inc.	701,240	15,819,974
Technology Hardware, Storage & Peripherals—5.9%
Apple, Inc.	541,756	67,410,699
Western Digital Corp.	120,340	10,952,144
		78,362,843

1    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Materials—2.4%
Chemicals—0.2%
Potash Corp. of Saskatchewan, Inc.	92,606	$2,986,544
Construction Materials—2.0%
Vulcan Materials Co.	307,760	25,944,168
Metals & Mining—0.2%
Teck Resources Ltd., Cl. B	214,200	2,940,966
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	459,210	22,331,382
Utilities—3.0%
Electric Utilities—1.2%
ITC Holdings Corp.	183,410	6,865,036
Southern Co. (The)	221,360	9,801,821
		16,666,857

	Shares	Value
Gas Utilities—0.5%
AmeriGas Partners LP2	144,920	$6,918,481
Multi-Utilities—1.3%
PG&E Corp.	318,070	16,879,975
Total Common Stocks (Cost $944,243,773)		1,310,992,003
Investment Company—1.3%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.12%[3,4] (Cost $17,787,736)	17,787,736	17,787,736
Total Investments, at Value (Cost
$962,031,509)	99.7%	1,328,779,739

Net Other Assets (Liabilities)	0.3	4,451,934

Net Assets	100.0%	$1,333,231,673

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield as of March 31, 2015.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	26,546,400	99,743,934	108,502,598	17,787,736

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$17,787,736	$4,043

2    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

3    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$155,553,676	$—	$—	$155,553,676
Consumer Staples	96,055,707	54,091,481	—	150,147,188
Energy	72,504,141	—	—	72,504,141
Financials	229,683,084	—	—	229,683,084
Health Care	183,413,186	—	—	183,413,186
Industrials	162,401,218	—	—	162,401,218
Information Technology	262,621,137	—	—	262,621,137
Materials	31,871,678	—	—	31,871,678
Telecommunication Services	22,331,382	—	—	22,331,382
Utilities	40,465,313	—	—	40,465,313
Investment Company	17,787,736	—	—	17,787,736
Total Assets	$1,274,688,258	$54,091,481	$—	$1,328,779,739

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services

4    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$962,809,351

Gross unrealized appreciation	$389,550,176
Gross unrealized depreciation	(23,579,788)

Net unrealized appreciation	$365,970,388

5    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—9.9%
Auto Components—1.8%
Dana Holding Corp.	970,703	$20,540,075

Diversified Consumer Services—0.8%
LifeLock, Inc.[1]	628,460	8,867,571

Hotels, Restaurants & Leisure—5.1%
Brinker International, Inc.	239,470	14,741,773
International Speedway Corp., Cl. A	258,607	8,433,174
Krispy Kreme Doughnuts, Inc.[1]	302,120	6,039,379
Popeyes Louisiana Kitchen, Inc.[1]	257,950	15,430,569
Texas Roadhouse, Inc., Cl. A	349,590	12,735,564
		57,380,459

Specialty Retail—1.7%
Mattress Firm Holding Corp.[1]	270,503	18,837,829

Textiles, Apparel & Luxury Goods—0.5%
Iconix Brand Group, Inc.[1]	170,530	5,741,745

Consumer Staples—4.3%
Food Products—2.6%
Flowers Foods, Inc.	196,760	4,474,322
Pinnacle Foods, Inc.	593,480	24,219,919
		28,694,241

Personal Products—1.0%
Nu Skin Enterprises, Inc., Cl. A	176,720	10,640,311

Tobacco—0.7%
Universal Corp.	177,290	8,360,996

Energy—3.2%
Energy Equipment & Services—0.4%
RigNet, Inc.[1]	144,270	4,124,679

Oil, Gas & Consumable Fuels—2.8%
Cone Midstream Partners LP2	516,048	8,984,396
Renewable Energy Group, Inc.[1]	928,303	8,558,954
Western Refining, Inc.	281,891	13,922,596
		31,465,946

Financials—21.8%
Commercial Banks—8.7%
BancorpSouth, Inc.	691,040	16,045,949
BankUnited, Inc.	498,855	16,332,513
First Niagara Financial Group, Inc.	1,230,910	10,881,244
FirstMerit Corp.	714,046	13,609,717
MB Financial, Inc.	501,070	15,688,502
Talmer Bancorp, Inc., Cl. A	413,690	6,335,662
Webster Financial Corp.	476,090	17,639,134
		96,532,721

Insurance—2.0%
Endurance Specialty Holdings Ltd.	186,490	11,401,998
James River Group Holdings Ltd.	257,820	6,066,505
Old Republic International Corp.	355,130	5,305,642
		22,774,145
Real Estate Investment Trusts (REITs)—9.5%
Apollo Commercial Real Estate Finance, Inc.	718,522	12,344,208
Chatham Lodging Trust	660,450	19,423,834
CYS Investments, Inc.	628,450	5,599,489
DuPont Fabros Technology, Inc.	373,590	12,208,921
LaSalle Hotel Properties	534,016	20,751,862
Mid-America Apartment Communities, Inc.	93,595	7,232,086
Redwood Trust, Inc.	384,710	6,874,768
STAG Industrial, Inc.	895,490	21,061,925
		105,497,093

	Shares	Value
Thrifts & Mortgage Finance—1.6%
Flagstar Bancorp, Inc.[1]	657,367	$9,538,395
Oritani Financial Corp.	549,710	7,998,281
		17,536,676

Health Care—17.0%
Biotechnology—2.4%
ACADIA Pharmaceuticals, Inc.[1]	182,480	5,947,023
Celldex Therapeutics, Inc.[1]	164,480	4,584,058
Esperion Therapeutics, Inc.[1]	30,820	2,853,932
Keryx Biopharmaceuticals, Inc.[1]	532,280	6,775,925
Kite Pharma, Inc.[1]	48,440	2,794,019
Ultragenyx Pharmaceutical, Inc.[1]	67,270	4,176,794
		27,131,751

Health Care Equipment & Supplies—4.6%
DexCom, Inc.[1]	136,790	8,527,489
Greatbatch, Inc.[1]	158,631	9,176,803
Integra LifeSciences Holdings Corp.[1]	191,540	11,808,441
NxStage Medical, Inc.[1]	377,280	6,526,944
Spectranetics Corp. (The)[1]	438,380	15,238,089
		51,277,766

Health Care Providers & Services—6.1%
Acadia Healthcare Co., Inc.[1]	156,390	11,197,524
HealthSouth Corp.	404,660	17,950,718
Team Health Holdings, Inc.[1]	227,490	13,310,440
WellCare Health Plans, Inc.[1]	280,381	25,643,646
		68,102,328

Health Care Technology—0.4%
HMS Holdings Corp.[1]	263,595	4,072,543

Life Sciences Tools & Services—0.7%
VWR Corp.[1]	282,090	7,331,519

Pharmaceuticals—2.8%
Aratana Therapeutics, Inc.[1]	295,020	4,723,270
Prestige Brands Holdings, Inc.[1]	629,766	27,010,664
		31,733,934

Industrials—18.4%
Aerospace & Defense—0.7%
AAR Corp.	246,565	7,569,546

Air Freight & Couriers—0.7%
XPO Logistics, Inc.[1]	174,740	7,945,428

Airlines—0.8%
Spirit Airlines, Inc.[1]	108,470	8,391,239

Building Products—0.6%
Masonite International Corp.[1]	91,330	6,142,856

Commercial Services & Supplies—4.6%
ABM Industries, Inc.	321,100	10,230,246
ACCO Brands Corp.[1]	1,432,727	11,905,961
KAR Auction Services, Inc.	545,070	20,674,505
Matthews International Corp., Cl. A	158,270	8,152,488
		50,963,200

Construction & Engineering—0.7%
AECOM[1]	248,143	7,647,767

Electrical Equipment—0.7%
Generac Holdings, Inc.[1]	168,090	8,184,302

Machinery—2.1%
Greenbrier Cos., Inc. (The)	136,120	7,894,960
Rexnord Corp.[1]	299,930	8,005,132
SPX Corp.	95,160	8,079,084
		23,979,176

1 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services—4.4%
Korn/Ferry International	724,021	$23,798,570
On Assignment, Inc.[1]	345,510	13,257,219
Paylocity Holding Corp.[1]	418,090	11,974,098
		49,029,887

Road & Rail—1.5%
Saia, Inc.[1]	147,300	6,525,390
Swift Transportation Co., Cl. A1	382,074	9,941,565
		16,466,955

Trading Companies & Distributors—1.6%
NOW, Inc.[1]	828,740	17,933,934

Information Technology—15.6%
Electronic Equipment, Instruments, & Components—2.1%
IPG Photonics Corp.[1]	71,450	6,623,415
SYNNEX Corp.	224,780	17,364,255
		23,987,670

Internet Software & Services—1.2%
j2 Global, Inc.	207,323	13,616,975

IT Services—1.7%
Booz Allen Hamilton Holding Corp., Cl. A	293,020	8,479,999
CACI International, Inc., Cl. A1	121,310	10,908,195
		19,388,194

Semiconductors & Semiconductor Equipment—4.6%
Cavium, Inc.[1]	248,030	17,565,484
Cypress Semiconductor Corp.[1]	731,961	10,327,970
MKS Instruments, Inc.	388,980	13,151,414
Semtech Corp.[1]	396,008	10,551,633
		51,596,501

Software—6.0%
FleetMatics Group plc[1]	144,100	6,462,885
Fortinet, Inc.[1]	402,001	14,049,935
Guidewire Software, Inc.[1]	255,590	13,446,590
Imperva, Inc.[1]	351,520	15,009,904
Proofpoint, Inc.[1]	194,720	11,531,318
Zynga, Inc., Cl. A1	2,174,860	6,198,351
		66,698,983

	Shares	Value
Materials—7.4%
Chemicals—2.8%
A. Schulman, Inc.	161,758	$7,796,736
Cytec Industries, Inc.	165,756	8,957,454
Intrepid Potash, Inc.[1]	558,970	6,456,103
Tronox Ltd., Cl. A	416,670	8,470,901
		31,681,194

Metals & Mining—1.9%
Century Aluminum Co.[1]	409,210	5,647,098
Kaiser Aluminum Corp.	196,530	15,111,192
		20,758,290

Paper & Forest Products—2.7%
Boise Cascade Co.[1]	290,680	10,888,873
PH Glatfelter Co.	683,453	18,815,461
		29,704,334

Utilities—0.3%
Water Utilities—0.3%
Aqua America, Inc.	145,443	3,832,423
Total Common Stocks (Cost $824,697,489)		1,092,163,182

Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[3,4] (Cost $19,581,383)	19,581,383	$19,581,383
Total Investments, at Value (Cost $844,278,872)	99.7%	1,111,744,565
Net Other Assets (Liabilities)	0.3	3,748,906
Net Assets	100.0%	$1,115,493,471

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	3,962,569	79,408,168	63,789,354	19,581,383

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,581,383	$3,596

4. Rate shown is the 7-day yield as of March 31, 2015.

2 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

3 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$111,367,679	$—	$—	$111,367,679
Consumer Staples	47,695,548	—	—	47,695,548
Energy	35,590,625	—	—	35,590,625
Financials	242,340,635	—	—	242,340,635
Health Care	189,649,841	—	—	189,649,841
Industrials	204,254,290	—	—	204,254,290
Information Technology	175,288,323	—	—	175,288,323
Materials	82,143,818	—	—	82,143,818
Utilities	3,832,423	—	—	3,832,423
Investment Company	19,581,383	—	—	19,581,383

Total Assets	$1,111,744,565	$—	$—	$1,111,744,565

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset

4 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$845,515,834

Gross unrealized appreciation	$284,972,793
Gross unrealized depreciation	(18,744,062)

Net unrealized appreciation	$266,228,731

5 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Certificates of Deposit—33.1%
Yankee Certificates of Deposit—33.1%
Bank of Nova Scotia, Houston TX:
0.25%[1]	4/1/15	7/6/15	$5,000,000	$5,000,000
0.32%[1]	4/1/15	3/23/16	2,000,000	2,000,000
0.393%[1]	4/4/15	3/4/16	5,000,000	5,003,537

Canadian Imperial Bank of Commerce NY:
0.243%[1]	4/22/15	7/22/15	3,000,000	3,000,000
0.265%[1]	4/14/15	9/14/15	3,000,000	3,000,000

HSBC Bank USA NA, 0.43%	11/17/15	11/17/15	5,000,000	5,000,000

Mitsubishi UFJ TR & BK NY:
0.24%[2]	5/7/15	5/7/15	2,000,000	2,000,000
0.24%[2]	5/4/15	5/4/15	2,000,000	2,000,000
0.25%[2]	5/1/15	5/1/15	9,000,000	9,000,000

Rabobank Nederland NV, New York, 0.307%[1]	4/20/15	7/17/15	1,800,000	1,800,000

Royal Bank of Canada, New York:
0.266%[1]	4/13/15	8/13/15	3,300,000	3,300,002
0.285%[1]	4/7/15	1/6/16	5,000,000	5,000,000

Skandinaviska Enskilda Bank, New York, 0.33%	5/29/15	5/29/15	4,800,000	4,800,691

Skandinaviska Enskilda Banken, Grand Cayman, 0.04%	4/1/15	4/1/15	11,000,000	11,000,000

Svenska Handelsbanken, Grand Cayman, 0.05%	4/2/15	4/2/15	11,000,000	11,000,000

Svenska Handelsbanken, New York, 0.28%	9/21/15	9/21/15	5,000,000	4,999,760

Toronto Dominion Bank, New York:
0.23%	6/3/15	6/3/15	8,500,000	8,500,000
0.27%	6/1/15	6/1/15	1,500,000	1,500,000

Wells Fargo Bank NA:
0.258%[1]	4/20/15	5/19/15	3,500,000	3,500,000
0.30%[1]	4/1/15	10/22/15	3,500,000	3,500,000

Westpac Banking Corp., New York:
0.273%[1]	4/26/15	10/26/15	5,000,000	5,000,000
0.273%[1]	4/3/15	11/3/15	4,700,000	4,700,000
0.273%[1]	4/21/15	10/21/15	5,000,000	5,000,000

Total Certificates of Deposit (Cost $109,603,990)				109,603,990

Direct Bank Obligations—13.6%
Commonwealth Bank of Australia:
0.25%[3]	7/6/15	7/6/15	5,000,000	4,996,667
0.278%[1,3]	4/7/15	4/7/15	3,000,000	3,000,000

Credit Agricole Corporate & Investment Bank, New York Branch, 0.04%	4/1/15	4/1/15	5,000,000	5,000,000

DnB Bank ASA, 0.326%[3]	10/1/15	10/1/15	5,000,000	4,991,740

HSBC USA, Inc.:
0.24%	5/4/15	5/4/15	7,500,000	7,498,350
0.25%	4/1/15	4/1/15	3,700,000	3,700,000

PNC Bank NA:
0.281%	7/1/15	7/1/15	6,000,000	5,995,753
0.411%	10/23/15	10/23/15	5,000,000	4,988,326

Swedbank AB, 0.22%	6/9/15	6/9/15	5,000,000	4,997,892

Total Direct Bank Obligations (Cost $45,168,728)				45,168,728

1     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Short-Term Notes/Commercial Paper—37.3%

Chemicals—4.0%

BASF SE, 0.01%[3]	4/1/15	4/1/15	$13,000,000	$13,000,000

Diversified Financial Services—1.9%
General Electric Capital Corp.:
0.21%	5/26/15	5/26/15	5,000,000	4,998,396
0.216%	5/1/15	5/1/15	1,335,000	1,334,759

				6,333,155

Leasing & Factoring—4.6%
American Honda Finance Corp., 0.261%[1]	6/4/15	6/4/15	5,000,000	5,000,000

Toyota Motor Credit Corp., 0.28%	8/17/15	8/17/15	10,000,000	9,989,267

				14,989,267

Municipal—7.3%
Albany Industrial Development Agency Bonds, Albany Medical Center Hospital, Series 2007B, 0.25%[1]	4/2/15	4/7/15	1,800,000	1,800,000

Baltimore. MD General Obligation Bonds, Series 2003D, 0.10%[1]	4/7/15	4/7/15	1,000,000	1,000,000

Des Moines, IA Facilities Revenue Bonds, Elliott Aviation Project, Series 2007, 0.06%[1]	4/7/15	4/7/15	4,410,000	4,410,000

IN Finance Authority, Indiana University Health Obligated Group, Series 2011J, 0.06%[1]	4/1/15	4/1/15	1,910,000	1,910,000

IN Finance Authority, Indiana University Health Obligated Group, Series 2011K, 0.06%[1]	4/7/15	4/7/15	3,150,000	3,150,000

NJ Health Care Facilities Financing Authority, Saint Barnabas Corp., Series 2011C, 0.06%[1]	4/7/15	4/7/15	1,530,000	1,530,000

San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.22%[1]	4/7/15	4/7/15	1,600,000	1,600,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.17%[1]	4/7/15	4/7/15	1,000,000	1,000,000

Tennis for Charity, Inc. Bonds, Series 2004, 0.08%[1]	4/1/15	4/7/15	1,780,000	1,780,000

Valdosta-Lowndes Cnty., GA Industrial Development Authority Revenue Bonds, Steeda Autosports, Inc. Project, Series 08, 0.16%[1]	4/2/15	4/7/15	1,000,000	1,000,000

Westchester Cnty., NY Healthcare Corp. Revenue Bonds, Series 2010D, 0.10%[1]	4/1/15	4/7/15	5,000,000	5,000,000

				24,180,000

Personal Products—1.2%
Reckitt Benckiser Treasury Services plc, 0.26%[3]	5/21/15	5/21/15	4,000,000	3,998,555

Receivables Finance—15.9%
Alpine Securitization Corp., 0.107%	4/1/15	4/1/15	1,025,000	1,025,000

CAFCO LLC:
0.32%[3]	9/1/15	9/1/15	5,000,000	4,993,200
0.321%[3]	9/9/15	9/9/15	3,000,000	2,995,707

Gotham Funding Corp., 0.08%[3]	4/1/15	4/1/15	3,000,000	3,000,000

Jupiter Securitization Co. LLC, 0.27%[3]	7/7/15	7/7/15	10,000,000	9,992,725

Manhattan Asset Funding Co.:
0.12%[3]	4/1/15	4/1/15	1,023,000	1,023,000

2     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Receivables Finance (Continued)
Manhattan Asset Funding Co.: (Continued) 0.13%[3]	4/8/15	4/8/15	$3,000,000	$2,999,924
0.18%[3]	4/17/15	4/17/15	3,000,000	2,999,760
0.19%[3]	4/16/15	4/16/15	5,000,000	4,999,604

Mont Blanc Capital Corp., 0.17%[3]	4/7/15	4/7/15	3,505,000	3,504,901

Old Line Funding Corp.:
0.09%[3]	4/6/15	4/6/15	2,700,000	2,699,966
0.26%[3]	7/7/15	7/7/15	5,200,000	5,196,357

Sheffield Receivables Corp.:
0.23%[3]	4/24/15	4/24/15	2,200,000	2,199,677
0.23%[3]	5/1/15	5/1/15	5,000,000	4,999,042

				52,628,863

Special Purpose Financial—2.4%
Concord Minutemen Cap. Co. LLC, 0.25%	4/17/15	4/17/15	1,900,000	1,899,789

Lexington Parker Capital Co. LLC, 0.25%[3]	4/13/15	4/13/15	3,000,000	2,999,750

Ridgefield Funding Co. LLC, 0.243%[1]	4/6/15	5/5/15	3,000,000	3,000,000

				7,899,539

Total Short-Term Notes/Commercial Paper (Cost $123,029,379)				123,029,379

Investment Company—5.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[4,5] (Cost $16,362,580)			16,362,580	16,362,580

Total Investments, at Value (Cost $294,164,677)			89.0%	294,164,677

Net Other Assets (Liabilities)			11.0	36,288,571

Net Assets			100.0%	$330,453,248

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,000,000 or 3.93% of the Fund’s net assets as of March 31, 2015.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $84,590,575 or 25.60% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield as of March 31, 2015.

3     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	23,255,744	16,131,836	23,025,000	16,362,580

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 16,362,580	$ 7,070

4     OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

    If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

5     OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Assets Table
Certificates of Deposit	$—	$109,603,990	$—	$109,603,990
Direct Bank Obligations	—	45,168,728	—	45,168,728
Short-Term Notes/Commercial Paper	—	123,029,379	—	123,029,379
Investment Company	16,362,580	—	—	16,362,580

Total Assets	$16,362,580	$277,802,097	$—	$294,164,677

6     OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

7     OPPENHEIMER MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

		Principal Amount	Value
Asset-Backed Securities—2.8%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$410,000	$410,310
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		480,000	480,958
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		205,000	205,180
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		665,000	675,937
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	371,887
Series 2012-4, Cl. D, 2.68%, 10/9/18		220,000	222,256
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	568,654
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	448,747
Series 2013-4, Cl. D, 3.31%, 10/8/19		510,000	523,932
Series 2013-5, Cl. D, 2.86%, 12/9/19		860,000	872,818
Series 2014-1, Cl. C, 2.15%, 3/9/20		655,000	654,583
Series 2014-1, Cl. E, 3.58%, 8/9/21		165,000	166,076
Series 2014-2, Cl. D, 2.57%, 7/8/20		300,000	299,911
Series 2014-2, Cl. E, 3.37%, 11/8/21		390,000	389,296
Series 2014-3, Cl. D, 3.13%, 10/8/20		260,000	262,692
Series 2014-4, Cl. D, 3.07%, 11/9/20		230,000	231,731
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.432%, 10/15/23[2]	EUR	1,630,000	1,648,010
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.678%, 11/15/23[2]	EUR	212,712	221,210
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.691%, 7/24/23[2]	EUR	1,200,000	1,232,215
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	369,226
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	130,720
Series 2014-4, Cl. C, 3.56%, 9/15/21		145,000	146,469
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	275,722
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	172,485
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	188,244
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	257,001
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		405,010	405,703
CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	447,707
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		503,125	510,899
CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		406,610	405,182
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		802,334	800,235
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		77,483	77,727
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		755,000	757,958
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		625,926	635,480
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		430,000	429,914
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]		1,168,727	1,178,717
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		487,999	491,745
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		265,000	267,205
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	685,071
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	586,408
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		290,000	294,476
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]		305,000	306,523
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		65,000	65,129

		Principal Amount	Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: (Continued)
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		$500,000	$508,808
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	371,418
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		860,000	866,749
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		102,102	101,864
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	178,143
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	292,932
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	268,176
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	196,985
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		210,000	211,854
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		395,620	395,401
GM Financial Automobile Leasing Trust:
Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]		305,000	306,354
Series 2015-1, Cl. D, 3.01%, 3/20/20		415,000	416,698
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.991%, 1/25/23[2]	EUR	1,358,029	1,375,528
Harvest CLO IA SA:
Series I-X, Cl. D, 2.989%, 3/29/17[2]	EUR	164,638	177,385
Series I-X, Cl. E, 7.589%, 3/29/17[2]	EUR	595,000	645,681
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.621%, 12/14/22[2]	EUR	1,388,921	1,402,931
ICE EM CLO:
Series 2007-1A, Cl. B, 2.082%, 8/15/22[1,2]		7,870,000	7,378,125
Series 2007-1A, Cl. C, 3.382%, 8/15/22[1,2]		5,270,000	4,987,528
Series 2007-1A, Cl. D, 5.382%, 8/15/22[1,2]		4,757,343	4,481,417
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.474%, 10/25/19[1,2]		180,000	180,083
Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000	552,869
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		825,000	828,601
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	920,289
Series 2013-2, Cl. C, 1.95%, 3/15/19		570,000	573,455
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,132,723
Series 2013-4, Cl. D, 3.92%, 1/15/20		885,000	921,343
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		520,000	544,459
Series 2013-5, Cl. D, 2.73%, 10/15/19		520,000	524,488
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,195,000	1,224,961
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]		330,000	341,692
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		405,000	424,278
Series 2014-2, Cl. D, 2.76%, 2/18/20		625,000	629,774
Series 2014-3, Cl. C, 2.13%, 8/17/20		730,000	731,664
Series 2014-3, Cl. D, 2.65%, 8/17/20		635,000	634,282
Series 2014-4, Cl. D, 3.10%, 11/16/20		935,000	942,352
Series 2015-1, Cl. D, 3.24%, 4/15/21		445,000	448,635
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		18,020	18,044

1 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
SNAAC Auto Receivables Trust: (Continued)
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		$220,000	$223,137
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.941%, 7/24/23[2]	EUR	495,525	505,793
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		165,333	164,303
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.118%, 8/27/22[2]	EUR	1,490,000	1,545,379
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		143,452	144,217
United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		196,124	196,334
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		260,000	256,816
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		385,000	385,369
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	244,419
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		245,000	246,286
Total Asset-Backed Securities (Cost $61,887,842)			59,822,371

Mortgage-Backed Obligations—12.5%
Government Agency—6.5%
FHLMC/FNMA/FHLB/Sponsored—6.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		487,891	542,991
5.50%, 9/1/39		633,174	710,140
6.00%, 5/1/18-11/1/21		138,856	155,046
6.50%, 3/1/18-8/1/32		557,011	641,325
7.00%, 10/1/31-10/1/37		127,091	143,884
7.50%, 1/1/32		385,871	480,484
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 4.865%, 2/1/28[3]		9,699	1,760
Series 205,Cl. IO, 10.851%, 9/1/29[3]		56,351	12,859
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]		129,396	24,743
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015,Cl. A1, 2.257%, 10/25/20		145,434	149,097
Series K042,Cl. A1, 2.267%, 6/25/24		949,350	960,702
Series K717,Cl. A1, 2.342%, 2/25/21		942,756	970,479
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		411,775	461,431
Series 151,Cl. F, 9.00%, 5/15/21		7,850	8,771
Series 1674,Cl. Z, 6.75%, 2/15/24		240,386	268,128
Series 1897,Cl. K, 7.00%, 9/15/26		759,640	860,155
Series 2043,Cl. ZP, 6.50%, 4/15/28		284,378	319,594
Series 2106,Cl. FG, 0.625%, 12/15/28[2]		489,985	495,961
Series 2122,Cl. F, 0.625%, 2/15/29[2]		13,303	13,461
Series 2148,Cl. ZA, 6.00%, 4/15/29		315,584	361,832
Series 2195,Cl. LH, 6.50%, 10/15/29		193,196	221,933
Series 2326,Cl. ZP, 6.50%, 6/15/31		25,829	29,093
Series 2344,Cl. FP, 1.125%, 8/15/31[2]		126,572	130,536
Series 2368,Cl. PR, 6.50%, 10/15/31		98,987	111,600
Series 2412,Cl. GF, 1.125%, 2/15/32[2]		210,642	217,144
Series 2449,Cl. FL, 0.725%, 1/15/32[2]		152,323	154,720
Series 2451,Cl. FD, 1.175%, 3/15/32[2]		78,040	80,591
Series 2453,Cl. BD, 6.00%, 5/15/17		17,234	17,935
Series 2461,Cl. PZ, 6.50%, 6/15/32		360,966	425,786
Series 2464,Cl. FI, 1.175%, 2/15/32[2]		65,880	67,680
Series 2470,Cl. AF, 1.175%, 3/15/32[2]		133,898	138,282
Series 2470,Cl. LF, 1.175%, 2/15/32[2]		67,419	69,260
Series 2477,Cl. FZ, 0.725%, 6/15/31[2]		277,785	281,900
Series 2517,Cl. GF, 1.175%, 2/15/32[2]		58,617	60,218
Series 2635,Cl. AG, 3.50%, 5/15/32		89,603	94,268
Series 2668,Cl. AZ, 4.00%, 9/15/18		41,170	42,893
Series 2676,Cl. KY, 5.00%, 9/15/23		1,140,495	1,240,400

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2707,Cl. QE, 4.50%, 11/15/18	$150,635	$158,133
Series 2770,Cl. TW, 4.50%, 3/15/19	20,950	22,059
Series 3025,Cl. SJ, 24.11%, 8/15/35[2]	174,593	264,272
Series 3465,Cl. HA, 4.00%, 7/15/17	7,277	7,311
Series 3741,Cl. PA, 2.15%, 2/15/35	786,547	801,269
Series 3815,Cl. BD, 3.00%, 10/15/20	24,540	25,186
Series 3840,Cl. CA, 2.00%, 9/15/18	18,542	18,790
Series 3848,Cl. WL, 4.00%, 4/15/40	357,615	368,575
Series 3857,Cl. GL, 3.00%, 5/15/40	14,884	15,319
Series 3917,Cl. BA, 4.00%, 6/15/38	203,305	213,619
Series 4221,Cl. HJ, 1.50%, 7/15/23	419,356	424,001
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 54.506%, 7/17/28[3]	15,143	3,341
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	27,268	6,202
Series 2136,Cl. SG, 64.708%, 3/15/29[3]	676,131	154,478
Series 2399,Cl. SG, 55.052%, 12/15/26[3]	394,412	88,768
Series 2437,Cl. SB, 68.376%, 4/15/32[3]	1,378,508	337,626
Series 2526,Cl. SE, 25.041%, 6/15/29[3]	26,459	6,190
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	253,846	55,938
Series 2795,Cl. SH, 9.721%, 3/15/24[3]	559,642	77,181
Series 2920,Cl. S, 47.174%, 1/15/35[3]	268,843	56,376
Series 2922,Cl. SE, 4.874%, 2/15/35[3]	45,625	9,401
Series 2981,Cl. AS, 30.097%, 5/15/35[3]	468,887	94,730
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	497,286	104,851
Series 3201,Cl. SG, 2.096%, 8/15/36[3]	241,212	41,213
Series 3397,Cl. GS, 12.503%, 12/15/37[3]	190,125	34,063
Series 3424,Cl. EI, 1.707%, 4/15/38[3]	91,760	10,498
Series 3450,Cl. BI, 6.668%, 5/15/38[3]	313,377	67,061
Series 3606,Cl. SN, 0.00%, 12/15/39[3,4]	95,908	15,522
Series 3659,Cl. IE, 0.00%, 3/15/19[3,4]	412,621	25,276
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	296,158	15,820
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4,Cl. M3, 4.724%, 10/25/24[2]	4,315,000	4,471,712
Series 2014-HQ2,Cl. M3, 3.924%, 9/25/24[2]	5,430,000	5,321,566
Series 2015-DN1,Cl. M3, 4.324%, 1/25/25[2]	1,495,000	1,539,721
Federal National Mortgage Assn.:
3.00%, 4/1/30[5]	15,930,000	16,697,253
3.50%, 4/25/45[5]	45,805,000	48,125,666
4.00%, 4/1/45[5]	14,050,000	15,024,445
4.50%, 4/1/30[5]	1,905,000	1,996,678
6.00%, 4/25/45[5]	2,140,000	2,441,606
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	654,509	694,649
5.00%, 2/1/18-7/1/33	1,686,180	1,807,289
5.50%, 4/1/21-5/1/36	345,442	387,160
6.00%, 10/1/16-1/1/19	76,441	78,757
6.50%, 4/1/17-1/1/34	892,764	1,038,872
7.00%, 11/1/17-6/1/34	1,029,722	1,219,815
7.50%, 2/1/27-3/1/33	1,274,237	1,566,899
8.50%, 7/1/32	2,043	2,368
Federal National Mortgage Assn., Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 3.074%, 7/25/24[2]	3,110,000	2,910,839
Series 2015-C01,Cl. 1M2, 4.474%, 2/25/25[2]	2,500,000	2,550,931
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 36.805%, 3/25/23[3]	160,719	25,380
Series 221,Cl. 2, 40.424%, 5/25/23[3]	19,417	3,165
Series 254,Cl. 2, 30.261%, 1/25/24[3]	329,184	49,467
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	61,074	13,244
Series 313,Cl. 2, 3.345%, 6/25/31[3]	587,752	89,435
Series 319,Cl. 2, 0.00%, 2/25/32[3,4]	286,088	65,225
Series 321,Cl. 2, 2.482%, 4/25/32[3]	81,892	18,825
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	86,325	15,407
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	175,220	22,209
Series 331,Cl. 5, 0.021%, 2/25/33[3]	328,740	68,397
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	1,376,501	298,327
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	268,181	56,217
Series 339,Cl. 15, 3.361%, 10/25/33[3]	812,753	168,407
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	237,425	46,024

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	$155,945	$30,497
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	265,094	51,749
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	200,412	39,427
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	97,247	19,972
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	125,687	25,742
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	177,200	203,624
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	175,507	201,431
Series 2002-12,Cl. PG, 6.00%, 3/25/17	49,535	51,253
Series 2002-29,Cl. F, 1.174%, 4/25/32[2]	70,287	72,289
Series 2002-64,Cl. FJ, 1.174%, 4/25/32[2]	21,644	22,260
Series 2002-68,Cl. FH, 0.677%, 10/18/32[2]	48,565	49,252
Series 2002-84,Cl. FB, 1.174%, 12/25/32[2]	318,578	327,836
Series 2002-9,Cl. PC, 6.00%, 3/25/17	48,544	50,247
Series 2002-9,Cl. PR, 6.00%, 3/25/17	59,439	61,475
Series 2002-90,Cl. FH, 0.674%, 9/25/32[2]	178,245	180,781
Series 2003-100,Cl. PA, 5.00%, 10/25/18	266,452	280,617
Series 2003-11,Cl. FA, 1.174%, 9/25/32[2]	318,586	327,843
Series 2003-112,Cl. AN, 4.00%, 11/25/18	89,385	92,996
Series 2003-116,Cl. FA, 0.574%, 11/25/33[2]	31,587	31,803
Series 2003-84,Cl. GE, 4.50%, 9/25/18	38,311	40,155
Series 2004-101,Cl. BG, 5.00%, 1/25/20	207,719	213,795
Series 2004-25,Cl. PC, 5.50%, 1/25/34	80,483	85,110
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,449,660	1,587,845
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	673,290
Series 2005-71,Cl. DB, 4.50%, 8/25/25	209,262	224,980
Series 2006-11,Cl. PS, 23.93%, 3/25/36[2]	150,015	221,292
Series 2006-46,Cl. SW, 23.562%, 6/25/36[2]	248,749	362,650
Series 2008-75,Cl. DB, 4.50%, 9/25/23	125,428	130,932
Series 2009-113,Cl. DB, 3.00%, 12/25/20	373,647	383,834
Series 2009-36,Cl. FA, 1.114%, 6/25/37[2]	75,111	77,079
Series 2009-70,Cl. TL, 4.00%, 8/25/19	470,018	485,772
Series 2010-43,Cl. KG, 3.00%, 1/25/21	177,067	182,249
Series 2011-122,Cl. EC, 1.50%, 1/25/20	230,375	232,093
Series 2011-15,Cl. DA, 4.00%, 3/25/41	199,258	210,476
Series 2011-3,Cl. EL, 3.00%, 5/25/20	619,278	636,202
Series 2011-3,Cl. KA, 5.00%, 4/25/40	325,697	358,518
Series 2011-38,Cl. AH, 2.75%, 5/25/20	19,790	20,244
Series 2011-6,Cl. BA, 2.75%, 6/25/20	251,634	257,952
Series 2011-69,Cl. EA, 3.00%, 11/25/29	197,236	200,528
Series 2011-82,Cl. AD, 4.00%, 8/25/26	357,705	372,419
Series 2012-20,Cl. FD, 0.574%, 3/25/42[2]	553,629	556,394
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.206%, 11/18/31[3]	79,183	17,962
Series 2001-63,Cl. SD, 25.429%, 12/18/31[3]	22,527	5,170
Series 2001-68,Cl. SC, 16.551%, 11/25/31[3]	14,401	3,328
Series 2001-81,Cl. S, 18.617%, 1/25/32[3]	17,460	4,503
Series 2002-28,Cl. SA, 28.922%, 4/25/32[3]	12,452	3,098
Series 2002-38,Cl. SO, 42.47%, 4/25/32[3]	77,070	15,344
Series 2002-48,Cl. S, 24.593%, 7/25/32[3]	19,588	3,943
Series 2002-52,Cl. SL, 27.455%, 9/25/32[3]	12,512	3,210
Series 2002-56,Cl. SN, 26.137%, 7/25/32[3]	26,916	6,252
Series 2002-77,Cl. IS, 38.251%, 12/18/32[3]	131,305	34,817
Series 2002-77,Cl. SH, 29.315%, 12/18/32[3]	26,958	5,402
Series 2002-9,Cl. MS, 21.13%, 3/25/32[3]	23,911	5,160
Series 2003-13,Cl. IO, 7.225%, 3/25/33[3]	241,358	42,705
Series 2003-26,Cl. DI, 8.728%, 4/25/33[3]	192,286	46,931
Series 2003-33,Cl. SP, 23.082%, 5/25/33[3]	144,399	31,027
Series 2003-38,Cl. SA, 0.00%, 3/25/23[3,4]	108,528	6,409
Series 2003-4,Cl. S, 24.921%, 2/25/33[3]	42,106	10,307
Series 2004-56,Cl. SE, 8.805%, 10/25/33[3]	698,551	121,527
Series 2005-12,Cl. SC, 8.356%, 3/25/35[3]	22,175	4,800
Series 2005-14,Cl. SE, 31.767%, 3/25/35[3]	776,810	121,163
Series 2005-40,Cl. SA, 44.729%, 5/25/35[3]	675,906	117,043
Series 2005-40,Cl. SB, 59.188%, 5/25/35[3]	1,108,151	184,128
Series 2005-52,Cl. JH, 2.653%, 5/25/35[3]	384,237	67,267
Series 2005-63,Cl. SA, 42.585%, 10/25/31[3]	38,857	8,134

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	$686,594	$131,611
Series 2007-88,Cl. XI, 27.889%, 6/25/37[3]	864,832	149,871
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	75,894	10,387
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	115,705	7,163
Series 2010-95,Cl. DI, 0.00%, 11/25/20[3,4]	540,158	32,702
Series 2012-134,Cl. SA, 10.46%, 12/25/42[3]	773,232	199,553
Series 2012-40,Cl. PI, 0.312%, 4/25/41[3]	1,472,475	273,584
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—
		134,615,510

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	121,280	137,325
7.50%, 2/15/27	4,970	5,141
8.00%, 11/15/25-5/15/26	32,301	32,552
Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[2]	3,578	3,705
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 18.633%, 4/16/37[3]	340,572	71,718
Series 2011-52,Cl. HS, 9.008%, 4/16/41[3]	584,611	119,192
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	558,309	660,199
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,189,018	1,384,543
		2,414,375

Non-Agency—6.0%
Commercial—5.3%
Banc of America Commercial Mortgage Trust, Series 2006-6, Cl. AM, 5.39%, 10/10/45	45,000	47,635
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.466%, 7/20/36[2]	1,275,000	1,192,224
Series 2014-R7,Cl. 3A1, 2.615%, 3/26/36[2]	176,164	181,026
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.27%, 9/26/35[1,2]	237,134	241,299
Series 2012-RR2,Cl. 6A3, 2.693%, 9/26/35[1,2]	404,073	405,081
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	332,409	332,967
Series 2013-RR2,Cl. 5A2, 2.659%, 3/26/36[1,2]	7,351,413	6,181,318
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[2]	188,861	191,194
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.441%, 1/25/36[2]	23,921	22,585
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,436,241	1,418,069
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	245,000	243,877
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8,Cl. 7A2, 2.615%, 3/25/36[1,2]	10,474,197	9,747,382
Series 2012-8,Cl. 1A1, 2.687%, 10/25/35[1,2]	737,529	744,496
Series 2014-8,Cl. 1A2, 0.466%, 7/20/36[2,6]	3,400,000	2,720,000
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.576%, 10/15/45[1,2]	70,000	70,793
Series 2012-CR5,Cl. E, 4.336%, 12/10/45[1,2]	605,000	607,667
Series 2013-CR6,Cl. D, 4.174%, 3/10/46[1,2]	1,525,000	1,465,967
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	3,270,000	3,163,867
Series 2013-CR9,Cl. D, 4.259%, 7/10/45[1,2]	2,685,000	2,593,378
Series 2013-LC13,Cl. D, 5.048%, 8/10/46[1,2]	3,579,000	3,678,455
Series 2014-UBS3,Cl. D, 4.815%, 6/10/47[1,2]	8,895,000	8,659,901
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	3,444,749	317,337
Commercial Mortgage Trust, Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	660,000	696,846
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.469%, 2/15/39[2]	695,000	718,607

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	$600,000	$611,566
CSMC, Series 2009-13R, Cl. 4A1, 2.623%, 9/26/36[1,2]	57,676	58,129
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,2]	100,000	110,340
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	86,320	73,088
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.396%, 7/22/36[1,2]	5,060,144	4,361,829
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.443%, 11/25/46[1,2]	40,000	40,941
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,2]	135,000	135,397
Series 2013-K26,Cl. C, 3.60%, 12/25/45[1,2]	95,000	95,651
Series 2013-K27,Cl. C, 3.497%, 1/25/46[1,2]	150,000	148,978
Series 2013-K28,Cl. C, 3.495%, 6/25/46[1,2]	1,605,000	1,592,407
Series 2013-K502,Cl. C, 3.191%, 3/25/45[1,2]	220,000	224,384
Series 2013-K712,Cl. C, 3.369%, 5/25/45[1,2]	265,000	267,529
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	535,000	532,286
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.647%, 6/10/47[1,2]	1,515,000	1,463,769
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.201%, 7/25/35[2]	31,380	31,094
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.422%, 12/15/47[1,2]	500,000	504,184
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	1,945,000	1,987,963
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	645,000	674,640
Series 2013-C10,Cl. D, 4.159%, 12/15/47[2]	2,400,000	2,342,230
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.556%, 7/25/35[2]	113,693	114,065
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.623%, 9/26/36[1,2]	218,590	219,151
Series 2009-5,Cl. 1A2, 2.629%, 7/26/36[1,2]	5,142,837	4,462,768
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.562%, 8/15/46[1,2]	2,500,000	2,497,993
Series 2013-C15,Cl. D, 5.082%, 11/15/45[1,2]	1,245,000	1,283,387
Series 2014-C21,Cl. D, 4.661%, 8/15/47[2]	4,953,000	4,813,727
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,215,000	1,317,165
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.842%, 6/15/38[2]	250,000	263,283
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.662%, 11/15/45[1,2]	705,000	724,268
Series 2013-C12,Cl. D, 4.768%, 10/15/46[1,2]	2,370,000	2,383,834
Series 2013-C13,Cl. D, 4.895%, 11/15/46[1,2]	570,000	578,299
Series 2013-C7,Cl. D, 4.302%, 2/15/46[1,2]	435,000	433,918
Series 2013-C8,Cl. D, 4.171%, 12/15/48[1,2]	185,000	182,464
Series 2014-C14,Cl. D, 4.834%, 2/15/47[1,2]	5,060,000	5,116,976
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	765,000	815,796
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.959%, 11/26/36[1,2]	32,395	31,620
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.364%, 6/26/46[1,2]	323,086	326,528
RALI Trust, Series 2005-QA4, Cl. A32, 3.04%, 4/25/35[2]	49,019	7,349
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.417%, 8/25/34[2]	5,531,814	5,489,866
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 4.89%, 5/10/63[1,2]	3,450,000	3,555,015
Series 2013-C5,Cl. D, 4.092%, 3/10/46[1,2]	4,200,000	4,073,599
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Cl. AM, 5.383%, 12/15/43	140,000	148,614

	Principal Amount	Value
Commercial (Continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Cl. 1A1, 2.34%, 12/25/35[2]	$16,907	$16,157
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.942%, 4/25/47[2]	526,617	403,644
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[2]	2,112,809	2,128,408
Series 2005-AR10,Cl. 1A1, 2.619%, 6/25/35[2]	984,799	1,009,013
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[2]	4,384,909	4,183,081
Series 2006-AR7,Cl. 2A4, 2.619%, 5/25/36[2]	1,842,224	1,749,873
Series 2007-AR3,Cl. A4, 5.755%, 4/25/37[2]	1,108,504	1,088,831
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[1,2]	115,000	114,206
Series 2012-C7,Cl. E, 4.845%, 6/15/45[1,2]	180,000	185,249
Series 2012-C8,Cl. E, 4.876%, 8/15/45[1,2]	710,000	741,807
Series 2013-C11,Cl. D, 4.182%, 3/15/45[1,2]	106,000	104,444
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	5,609,732	288,520
		111,751,294

Multi-Family—0.2%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[2]	353,678	346,289
Series 2006-AR2,Cl. 2A3, 2.615%, 3/25/36[2]	3,648,672	3,615,017
		3,961,306

Residential—0.5%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	61,396	61,357
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	625,000	654,514
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,227,444	1,293,274
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.69%, 5/25/35[2]	1,585,504	1,583,580
Series 2005-3,Cl. 2A4, 0.124%, 8/25/35[2]	2,725,933	2,319,594
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.405%, 12/15/35[2]	83,773	72,470
Series 2006-H,Cl. 2A1A, 0.325%, 11/15/36[2]	38,041	27,779
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	707,372	720,698
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.274%, 8/25/36[2]	1,006,731	502,339
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[6,7]	66,744	17,353
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,250	19,847
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	3,074,048	2,932,590
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	127,058	130,050
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.765%, 10/25/36[2]	1,726,033	1,677,689
		12,013,134
Total Mortgage-Backed Obligations (Cost $254,362,006)		264,755,619

U.S. Government Obligations—1.6%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	848,000	851,650

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
U.S. Government Obligations (Continued)
United States Treasury Nts.:
0.625%, 4/30/18		$3,659,000	$3,625,553
1.375%, 9/30/18[8,9]		16,696,000	16,872,093
2.00%, 9/30/20		9,509,000	9,767,531
2.50%, 8/15/23		735,000	773,587
United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,112,392
Total U.S. Government Obligations (Cost $33,414,262)			34,002,806

Foreign Government Obligations—13.1%
Angola—0.0%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		725,000	730,155
Brazil—2.6%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,010,000	969,600
Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		2,525,000	2,477,656
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
4.875%, 1/22/21		2,027,000	2,138,485
9.762%, 1/1/17	BRL	85,140,000	25,308,061
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 13.288%, 8/15/50	BRL	4,560,000	3,471,291
Federative Republic of Brazil Unsec. Bonds, 12.959%, 10/1/15[14]	BRL	71,500,000	21,035,950
			55,401,043

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		2,175,000	2,281,488
Colombia—1.0%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,810,000	1,870,635
4.375%, 7/12/21		2,265,000	2,408,828
5.00%, 6/15/45		1,265,000	1,306,113
5.625%, 2/26/44		440,000	493,900
7.375%, 9/18/37		435,000	583,987
8.125%, 5/21/24		970,000	1,292,525
Series B, 10.00%, 7/24/24	COP	28,650,000,000	13,262,922
			21,218,910

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		2,815,000	3,001,494
6.375%, 3/24/21[1]		475,000	525,777
6.75%, 11/5/19[1]		285,000	317,419
			3,844,690

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,310,000	1,323,637
Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		805,000	835,188
5.875%, 4/18/24[1]		410,000	431,525
6.60%, 1/28/24[1]		1,135,000	1,237,150
6.85%, 1/27/45[1]		1,270,000	1,339,850
			5,167,350

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[1]		280,000	283,850
Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		1,050,000	994,875

		Principal Amount	Value
Greece—0.4%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	1,005,000	$794,250
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	5,795,000	3,392,944
6.14%, 4/14/28	EUR	6,580,000	4,695,979

			8,883,173

Hungary—0.3%
Hungary Bonds, 5.50%, 6/24/25	HUF	750,000,000	3,190,263
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	392,000,000	1,748,289
Series 23/A, 6.00%, 11/24/23	HUF	512,000,000	2,215,573
			7,154,125

India—1.1%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		1,265,000	1,303,154
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	839,000,000	13,226,923
8.83%, 11/25/23	INR	549,000,000	9,291,582
			23,821,659

Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		930,000	980,453
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		610,000	630,313
6.125%, 3/15/19[1]		2,045,000	2,314,061
Republic of Indonesia International Bonds:
4.125%, 1/15/25[1]		1,685,000	1,737,656
5.125%, 1/15/45[1]		845,000	891,475
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		1,040,000	1,024,400
4.625%, 4/15/43[1]		540,000	529,875
4.875%, 5/5/21[1]		2,475,000	2,707,031
5.375%, 10/17/23[1]		880,000	988,900
5.875%, 1/15/24[1]		1,230,000	1,425,263
6.75%, 1/15/44[1]		345,000	442,031
11.625%, 3/4/19[1]		560,000	749,000
Republic of Indonesia Treasury Bonds, Series FR70, 8.375%, 3/15/24	IDR	105,600,000,000	8,623,340
			23,043,798

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		3,920,000	3,758,273
Republic of Cote d’Ivorie Bonds, 6.375%, 3/3/28[1]		910,000	914,550
			4,672,823

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		560,000	577,780
6.875%, 6/24/24[1]		1,165,000	1,222,376
			1,800,156

Mexico—1.8%
United Mexican States Bonds:
3.00%, 3/6/45	EUR	850,000	953,720
3.60%, 1/30/25		3,000,000	3,093,750
United Mexican States Unsec. Bonds:
4.60%, 1/23/46		1,690,000	1,740,700
5.625%, 1/15/17		2,690,000	2,891,750
Series M, 5.00%, 12/11/19	MXN	446,600,000	28,957,604
Series M20, 4.75%, 3/8/44		435,000	458,925
			38,096,449

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		1,305,000	1,461,978

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Morocco (Continued)
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		$1,175,000	$1,222,000
			2,683,978

Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		1,285,000	1,323,550
4.00%, 9/22/24		610,000	642,025
5.20%, 1/30/20		3,390,000	3,788,325
6.70%, 1/26/36		620,000	815,300
9.375%, 4/1/29		580,000	890,300
			7,459,500

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		1,470,000	1,800,750
7.35%, 7/21/25		1,010,000	1,378,650
			3,179,400

Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		1,935,000	2,636,437
6.375%, 10/23/34		2,350,000	3,304,688
			5,941,125

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		4,185,000	4,306,365
5.125%, 4/21/21		1,755,000	2,020,532
			6,326,897

Portugal—0.3%
Portugal Obrigacoes do Tesouro OT Bonds, 2.875%, 10/15/25[1]	EUR	4,465,000	5,349,840
Russia—0.2%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		1,730,000	1,673,256
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		1,420,000	1,428,875
			3,102,131

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		400,000	391,786
Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		1,425,000	1,484,636
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		1,510,000	1,608,150
			3,092,786

South Africa—0.8%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		1,165,000	1,254,821
5.875%, 9/16/25		2,170,000	2,491,594
Series R208, 6.75%, 3/31/21	ZAR	61,300,000	4,905,647
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	50,000,000	4,165,958
Series R186, 10.50%, 12/21/26	ZAR	35,700,000	3,563,054
			16,381,074

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,010,000	1,033,483
6.00%, 1/14/19[1]		1,090,000	1,119,975
6.25%, 10/4/20[1]		455,000	474,337
			2,627,795

		Principal Amount	Value
Turkey—1.0%
Republic of Turkey Bonds:
4.875%, 4/16/43		$1,540,000	$1,526,525
10.50%, 1/15/20	TRY	38,330,000	16,110,709
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	1,040,000	1,245,560
6.00%, 1/14/41		420,000	478,884
6.625%, 2/17/45		345,000	428,128
6.875%, 3/17/36		880,000	1,093,198
			20,883,004

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		620,000	593,465
Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		1,430,000	1,490,775
Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		335,000	122,275
Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]		800,000	837,000
Total Foreign Government Obligations (Cost $293,434,742)			277,857,375

Corporate Loans—2.6%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[2]		795,342	756,072
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2]		1,237,587	1,089,076
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[2]		865,000	866,081
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2]		5,945,247	5,986,121
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2]		1,180,000	1,167,708
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]		895,000	918,494
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[2]		1,084,550	992,363
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[2]		4,344,691	4,121,121
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]		1,058,005	941,360
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.922%, 1/30/19[2]		7,103,532	6,773,218
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.671%, 7/30/19[2]		926,326	895,526
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2]		1,310,000	1,190,462
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]		1,620,000	1,638,225
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 2/26/20[2]		271,576	264,107

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	$2,835,000	$2,824,369
Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 9.25%, 10/3/20[2,11]	1,670,682	1,633,092
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/14/19[2]	1,792,563	1,823,653
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2,5]	212,115	156,103
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[2]	710,000	694,025
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]	1,860,000	1,822,800
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 8/6/21[2]	1,430,000	1,441,619
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	810,297	830,554
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/19/20[2]	1,370,000	1,376,850
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2,5]	2,770,560	2,664,586
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2,5]	1,485,000	720,225
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[2]	980,646	843,356
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[2]	300,970	293,947
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,7]	4,151,000	2,345,315
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 3/25/21[2]	580,000	574,925
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,7,11]	1,490,134	7,452
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 12/21/18[2]	2,050,545	2,023,119
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/23/20[2,5]	1,752,337	1,694,840
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[2]	2,923,500	1,998,943
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]	2,145,000	1,909,050
Total Corporate Loans (Cost $60,795,058)		55,278,757

Corporate Bonds and Notes—55.6%
Consumer Discretionary—10.5%
Auto Components—1.2%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	2,870,000	2,984,800
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	192,000	200,215
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	3,805,000	3,609,994

		Principal Amount	Value
Auto Components (Continued)
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	795,000	$1,375,565
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,465,000	2,587,748
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		3,410,000	3,623,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		4,035,000	4,171,181
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,954,250
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[1]		3,675,000	3,946,031
			25,452,909

Automobiles—0.5%
Daimler Finance North America LLC:
2.375% Sr. Unsec. Nts., 8/1/18[1]		1,375,000	1,410,464
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		322,000	511,072
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		1,358,000	1,403,936
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,865,000	3,067,177
6.25% Sr. Unsec. Nts., 10/2/43		515,000	633,291
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		2,065,000	2,183,737
Volkswagen International Finance NV, 3.875% Jr. Sub. Perpetual Bonds[2,10]	EUR	2,100,000	2,409,922
			11,619,599

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		1,892,000	1,863,620

Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		2,865,000	2,818,444
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24		612,000	642,600
			3,461,044

Hotels, Restaurants & Leisure—1.9%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,379,256
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		900,000	942,750
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 11% Sec. Nts., 10/1/21		1,725,000	1,518,000
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		1,885,000	1,456,162
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,650,000	1,678,875
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		3,150,000	3,339,000
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		3,070,000	3,202,394
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		4,315,000	4,638,625
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		2,465,000	2,317,100
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	1,620,000	1,756,058
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		1,250,000	1,290,625
6.625% Sr. Unsec. Nts., 12/15/21		2,100,000	2,253,563
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,767,562

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		$2,510,825	$2,730,522
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,830,000	1,884,900
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,340,000	1,393,600
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,782,725
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[6,7]		250,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,196,875
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,135,000	2,385,863
			39,914,455

Household Durables—0.7%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		555,000	532,522
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		1,080,000	1,129,950
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		1,200,000	1,155,750
9.125% Sec. Nts., 11/15/20[6]		1,790,000	1,897,400
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,965,000	2,004,300
7.625% Sr. Unsec. Nts., 5/15/23		2,805,000	2,889,150
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22		400,000	409,000
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		3,270,000	3,539,775
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,044,750
5.625% Sr. Unsec. Nts., 3/1/24[1]		274,000	267,835
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		278,000	282,170
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	281,928
			15,434,530

Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		530,000	527,820

Media—3.8%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		223,000	289,384
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		4,600,000	4,740,875
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,785,000	1,897,678
Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	2,840,000	3,187,841
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,132,000	3,539,160
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		2,000,000	2,097,500
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24		4,170,000	4,305,525
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		376,000	422,213
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		820,000	806,675
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		365,000	383,470

		Principal Amount	Value
Media (Continued)
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		$7,655,000	$7,683,706
6.75% Sr. Unsec. Nts., 6/1/21		835,000	891,362
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,234,800
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,226,250
Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		1,740,000	1,820,475
5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,761,900
6.375% Sr. Unsec. Nts., 10/15/23		750,000	816,562
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		4,435,000	4,690,013
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	871,719
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		296,000	314,169
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		628,000	645,270
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		2,245,000	2,329,188
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		1,280,000	1,315,200
6.875% Sr. Unsec. Nts., 11/15/20		2,305,000	2,443,300
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		5,995,000	6,092,419
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		1,800,000	1,854,000
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,537,007
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		321,000	332,523
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		480,000	498,317
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44		239,000	258,552
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		1,180,000	1,265,550
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	2,710,000	3,203,910
UPCB Finance IV Ltd., 5.375% Sr. Unsec. Nts., 1/15/25[1,5]		1,145,000	1,145,000
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		3,235,000	3,497,844
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		3,275,000	3,512,438
Viacom, Inc., 2.75% Sr. Unsec. Nts., 12/15/19		227,000	230,825
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	1,025,000	1,660,566
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21	GBP	2,635,000	4,115,661
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		515,000	535,600
			80,454,447

Multiline Retail—0.5%
99 Cents Only Stores LLC, 11% Sr. Unsec. Nts., 12/15/19		815,000	859,825
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]		6,470,000	6,825,850
Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34		150,000	159,293
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,11]		1,325,000	1,411,125
SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		700,000	724,305
			9,980,398

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Specialty Retail—1.2%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		$4,035,000	$3,813,075
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		601,000	637,060
Claire’s Stores, Inc.:
8.875% Sr. Unsec. Nts., 3/15/19		1,367,000	786,025
9.00% Sr. Sec. Nts., 3/15/19[1]		235,000	214,438
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,286,375
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		2,540,000	2,622,550
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		197,000	236,158
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		3,895,000	4,481,236
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22[1]		580,000	613,350
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		5,015,000	5,177,988
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		2,760,000	2,949,750
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		3,360,000	3,343,200
			26,161,205

Textiles, Apparel & Luxury Goods—0.4%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		1,290,000	1,267,425
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22		465,000	510,337
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		705,000	675,919
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		1,720,000	1,754,400
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,037,050
William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		825,000	858,000
			8,103,131

Consumer Staples—2.0%
Beverages—0.2%
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		2,270,000	2,406,200
Pernod Ricard SA:
4.25% Sr. Unsec. Nts., 7/15/22[1]		387,000	417,756
4.45% Sr. Unsec. Nts., 1/15/22[1]		695,000	754,378
5.75% Sr. Unsec. Nts., 4/7/21[1]		585,000	679,752
			4,258,086

Food & Staples Retailing—0.5%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		1,265,000	1,252,002
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		2,055,000	2,137,200
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38		150,000	205,483
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17		355,000	395,975
Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1,5]		2,100,000	2,155,125
6.75% Sr. Unsec. Nts., 6/15/21		1,835,000	1,961,156
Walgreens Boots Alliance, Inc., 2.125% Sr. Unsec. Nts., 11/20/26	EUR	1,435,000	1,635,331
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		300,000	335,674
			10,077,946

	Principal Amount	Value
Food Products—1.0%
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[6,11]	$3,229,659	$2,147,723
BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]	715,000	697,125
Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]	1,269,000	1,335,622
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	1,029,000	1,130,614
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	561,000	562,212
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,430,650
Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[1]	500,000	529,375
HJ Heinz Co.:
4.25% Sec. Nts., 10/15/20	3,365,000	3,456,696
4.875% Sec. Nts., 2/15/25[1]	2,095,000	2,275,694
JM Smucker Co.:
1.75% Sr. Unsec. Nts., 3/15/18[1]	498,000	500,364
3.50% Sr. Unsec. Nts., 3/15/25[1]	391,000	402,795
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	147,000	164,079
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	535,000	528,313
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	932,750
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	830,000	840,375
7.375% Sr. Unsec. Nts., 2/15/22	2,265,000	2,349,938
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	195,000	220,557
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	912,000	930,240
		20,435,122

Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	330,000	353,925
6.375% Sr. Unsec. Nts., 11/15/20	1,610,000	1,714,650
		2,068,575

Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	3,275,000	3,397,812

Tobacco—0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	2,620,000	2,796,850

Energy—6.3%
Energy Equipment & Services—0.9%
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[1]	2,365,000	2,081,200
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[6]	1,875,000	1,835,156
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	128,000	128,929
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	1,525,000	1,410,625
GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	700,000	729,011
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	1,395,000	1,206,675
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	4,077,000	3,980,171
6.45% Sr. Unsec. Nts., 5/30/44[1]	850,000	915,875
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,395,000	1,321,762

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	$515,000	$516,288
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	1,320,000	1,434,030
Sinopec Group Overseas Development 2014 Ltd.:
1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	638,205
2.75% Sr. Unsec. Nts., 4/10/19[1]	1,760,000	1,784,365
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[1]	1,895,000	1,113,294
		19,095,586

Oil, Gas & Consumable Fuels—5.4%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	294,000	359,227
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,325,000	1,332,287
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	705,000	650,362
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	1,385,000	1,308,825
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	690,000	710,700
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	353,423
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	465,000	346,425
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	2,005,000	1,819,537
5.50% Sr. Unsec. Nts., 9/15/21[1]	2,805,000	2,513,981
6.00% Sr. Unsec. Nts., 11/15/24[1]	230,000	202,688
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	247,000	245,907
5.90% Sr. Unsec. Nts., 2/1/18	277,000	305,868
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	1,400,000	952,000
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	2,110,000	1,988,675
5.375% Sr. Unsec. Nts., 6/15/21	1,320,000	1,287,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	2,020,000	2,030,100
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	1,310,000	1,425,162
CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	840,000	894,669
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,665,000	2,698,313
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	1,310,400
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,010,000	898,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	495,000	499,950
6.125% Sr. Unsec. Nts., 3/1/22	860,000	870,750
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	614,759
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	283,000	303,871
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,245,500
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,221,875
Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	1,165,000	1,111,119
Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	273,000	282,948

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	$2,665,000	$2,731,625
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	1,690,000	1,014,000
Gazprom OAO Via Gaz Capital SA:
4.30% Sr. Unsec. Nts., 11/12/15[1]	1,300,000	1,302,600
4.95% Sr. Unsec. Nts., 7/19/22[1]	1,060,000	952,728
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,668,400
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,480,000	1,668,913
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	1,195,000	1,123,300
KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	1,125,000	888,975
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	670,000	716,998
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,765,000	1,720,875
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[6]	1,530,000	1,572,075
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	3,370,000	2,696,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	2,190,000	2,179,050
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	2,515,000	2,338,950
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	1,230,000	1,125,450
Murray Energy Corp.:
8.625% Sec. Nts., 6/15/21[1]	635,000	666,750
9.50% Sec. Nts., 12/5/20[1]	2,820,000	3,172,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,257,450
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	1,525,000	1,593,625
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	171,000	180,150
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	915,000	725,134
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	2,580,000	2,515,500
Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24	1,680,000	1,853,744
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,114,000	2,179,255
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,372,000	1,510,798
Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	2,410,000	1,891,850
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	1,220,000	1,140,700
Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	2,190,000	693,135
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 7/23/20[1]	3,365,000	3,449,125
4.50% Sr. Unsec. Nts., 1/23/26[1]	3,375,000	3,447,563
5.50% Sr. Unsec. Nts., 6/27/44[1]	515,000	522,081
5.625% Sr. Unsec. Nts., 1/23/46[1]	2,945,000	3,003,311
Petroleum Co. of Trinidad & Tobago Ltd., 6% Sr. Unsec. Nts., 5/8/22[1]	325,000	339,462

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	$128,000	$128,474
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	477,000	479,849
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	1,160,000	1,160,000
5.00% Sr. Sub. Nts., 3/15/23	325,000	325,000
Reliance Holding USA, Inc., 5.40% Sr. Unsec. Nts., 2/14/22[1]	420,000	462,193
Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]	845,000	853,857
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,10]	85,000	85,842
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	1,565,000	1,533,700
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	1,525,000	1,441,125
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	575,000	580,750
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	1,385,000	1,251,694
7.75% Sr. Unsec. Nts., 6/15/21	1,695,000	1,644,150
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	1,497,000	935,625
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	1,990,000	2,049,700
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	577,000	596,894
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	128,000	130,467
4.75% Sr. Unsec. Nts., 3/15/24	486,000	534,669
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	1,420,000	1,352,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]	2,215,000	2,215,000
5.00% Sr. Unsec. Nts., 1/15/18[1]	1,655,000	1,708,788
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	1,154,000	1,188,620
6.25% Sr. Unsec. Nts., 10/15/22[1]	935,000	972,400
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]	195,000	191,164
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	1,301,000	1,138,375
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	408,000	415,364
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	2,195,000	2,189,513
Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22	54,000	53,746
4.50% Sr. Unsec. Nts., 11/15/23	600,000	623,230
Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	680,000	684,629
6.125% Sr. Unsec. Nts., 7/15/22	1,390,000	1,473,322
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	945,000	835,853
6.00% Sr. Unsec. Nts., 1/15/22	1,375,000	1,285,625
		115,149,461

Financials—10.8%
Capital Markets—1.5%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]	1,315,000	1,375,819
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]	1,675,000	1,809,000

		Principal Amount	Value
Capital Markets (Continued)
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		$1,880,000	$1,974,000
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24		800,000	827,843
Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		655,000	655,409
7.50% Jr. Sub. Perpetual Bonds[2,10]		795,000	809,906
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		3,145,000	3,137,138
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 1/23/25		637,000	650,806
5.70% Jr. Sub. Perpetual Bonds, Series L2,10		612,000	631,698
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		1,035,000	1,094,513
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,970,000	3,882,660
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		530,000	549,670
Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		470,000	464,476
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		375,000	390,285
5.00% Sub. Nts., 11/24/25		578,000	639,291
5.45% Jr. Sub. Perpetual Bonds, Series H2,10		628,000	633,495
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20		2,255,000	2,322,650
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		2,160,000	2,305,800
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1,5]	EUR	670,000	720,417
4.75% Sr. Sec. Nts., 5/15/23[1,5]		135,000	136,097
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		1,090,000	1,080,463
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		3,520,000	3,796,183
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		2,030,000	1,827,000
			31,714,619

Commercial Banks—4.8%
Akbank TAS, 4% Sr. Unsec. Nts., 1/24/20[1]		925,000	904,650
Altice SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	935,000	1,007,621
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		230,000	227,987
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,10]		145,000	158,050
Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		1,010,000	1,109,990
Banco de Credito del Peru/Panama, 5.375% Sr. Unsec. Nts., 9/16/20[1]		420,000	462,000
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		2,060,000	2,184,078
Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[2,10]	EUR	250,000	270,224
6.375% Jr. Sub. Perpetual Bonds[2,10]		1,435,000	1,417,849
Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38		455,000	657,380
8.00% Jr. Sub. Perpetual Bonds, Series K2,10		602,000	649,407

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Bank of Baroda (London), 4.875% Sr. Unsec. Nts., 7/23/19[1]		$420,000	$453,686
Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		530,000	532,757
6.625% Jr. Sub. Perpetual Bonds[2,10]		440,000	437,246
7.00% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,666,000	5,466,091
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,190,000	4,841,593
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[6]		1,416,276	1,409,194
CIT Group, Inc.:
3.875% Sr. Unsec. Nts., 2/19/19		647,000	642,147
4.25% Sr. Unsec. Nts., 8/15/17		575,000	585,062
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,297,144
Citigroup, Inc.:
2.40% Sr. Unsec. Nts., 2/18/20		1,037,000	1,041,889
6.675% Sub. Nts., 9/13/43		296,000	396,197
5.95% Jr. Sub. Perpetual Bonds, Series D2,10		636,000	644,745
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2,5,10]		640,000	640,000
Cleopatra Finance Ltd., 6.25% Sr. Sec. Nts., 2/15/22[1]		2,100,000	2,047,500
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		2,135,000	2,548,656
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,330,000	1,419,775
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		1,645,000	1,650,215
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		950,000	945,651
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[2,6,10]		3,480,000	3,700,510
8.375% Jr. Sub. Perpetual Bonds[2,6,10]		2,375,000	2,819,362
Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,10]	GBP	2,250,000	3,464,481
5.75% Jr. Sub. Perpetual Bonds[2,10]	EUR	145,000	160,728
Export-Import Bank of India:
4.00% Sr. Unsec. Nts., 1/14/23		1,110,000	1,154,522
9.50% Sr. Unsec. Nts., 10/9/18	INR	42,000,000	706,228
9.70% Sr. Unsec. Nts., 11/21/18	INR	50,000,000	847,083
Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		1,685,000	1,694,391
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		570,000	580,687
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		2,190,000	2,175,655
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,085,000	1,733,082
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,10]		2,680,000	2,740,300
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		925,000	966,625
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		1,350,000	1,411,521
ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		1,120,000	1,274,724
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		2,820,000	2,891,549
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S2,10		520,000	566,800
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		420,000	438,774
Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,170,000	1,852,271
MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		1,190,000	1,350,352

		Principal Amount	Value
Commercial Banks (Continued)
Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		$1,275,000	$1,292,846
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	20,000,000	319,840
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,10]	GBP	150,000	241,549
Royal Bank of Scotland Group plc:
6.00% Sub. Nts., 12/19/23		2,795,000	3,112,199
7.64% Jr. Sub. Perpetual Bonds, Series U2,10		2,295,000	2,524,500
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,10]	GBP	565,000	845,287
Skandinaviska Enskilda Banken AB:
2.375% Sr. Unsec. Nts., 11/20/18[1]		1,410,000	1,438,448
5.75% Jr. Sub. Perpetual Bonds[2,10]		2,540,000	2,565,326
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,10]		4,000,000	4,195,000
Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,2,5,10]		1,980,000	2,002,770
State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		720,000	784,480
TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		2,175,000	2,165,430
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		1,395,000	1,442,189
Turkiye Garanti Bankasi AS, 5.25% Sr. Unsec. Nts., 9/13/22[1]		840,000	867,552
Turkiye Halk Bankasi AS:
3.875% Sr. Unsec. Nts., 2/5/20[1]		845,000	809,088
4.75% Sr. Unsec. Nts., 6/4/19[1]		860,000	860,998
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		705,000	687,375
Turkiye Vakiflar Bankasi TAO:
5.00% Sr. Unsec. Nts., 10/31/18[1]		845,000	861,055
6.875% Sub. Nts., 2/3/25[1,2]		1,265,000	1,241,218
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,10]		295,000	304,695
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[2,10]		225,000	238,545
5.90% Jr. Sub. Perpetual Bonds, Series S2,10		485,000	506,219
Woori Bank, 4.75% Sub. Nts., 4/30/24[1]		1,862,000	1,993,956
Yapi ve Kredi Bankasi AS, 5.125% Sr. Unsec. Nts., 10/22/19[1]		840,000	851,353
			102,730,347

Consumer Finance—0.8%
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		1,460,000	1,553,075
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		2,135,000	2,204,387
7.50% Sr. Unsec. Nts., 9/15/20		939,000	1,102,151
8.00% Sr. Unsec. Nts., 11/1/31		497,000	623,114
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		7,200,000	414,000
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		763,000	758,251
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,092,025
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		980,000	989,181
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		735,000	689,062
6.125% Sr. Unsec. Nts., 3/25/24		2,640,000	2,541,000
7.25% Sr. Unsec. Nts., 1/25/22		2,230,000	2,358,225
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,735,000	1,695,963

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Consumer Finance (Continued)
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		$2,285,000	$1,633,775
			17,654,209

Diversified Financial Services—1.5%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,10]	EUR	4,340,000	4,766,450
Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,10]	EUR	2,935,000	3,325,477
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		2,085,000	1,913,196
5.75% Sub. Nts., 9/28/22[1]		380,000	344,926
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,11]		1,500,000	1,527,187
Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		415,000	432,575
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		3,270,000	3,444,978
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,545,000	1,764,052
Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		985,000	1,026,764
InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		310,000	317,750
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		390,000	388,050
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,015,000	989,625
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,370,775
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6,15]	MXN	5,808,600	39,759
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		750,000	806,085
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[1]		1,840,000	1,906,700
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,335,000	1,453,414
Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		705,000	576,337
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		610,000	622,963
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		331,000	336,459
Power Finance Corp., 8.29% Sr. Unsec. Nts., 6/13/18	INR	40,000,000	641,714
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	60,000,000	983,911
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	270,000	309,188
State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		1,650,000	1,790,590
			31,078,925

Insurance—0.9%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]		440,000	514,206
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,10]	GBP	750,000	1,199,607
6.125% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,545,000	2,500,412
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,769,112
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		550,000	586,840
4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	390,908
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]		1,175,000	1,137,987

		Principal Amount	Value
Insurance (Continued)
MetLife, Inc., 4.05% Sr. Unsec. Nts., 3/1/45		$390,000	$402,180
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,510,000	2,579,025
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,6,10]		2,205,000	2,320,763
Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[2,10]	GBP	1,510,000	2,484,098
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		573,000	605,998
XLIT Ltd., 4.45% Sub. Nts., 3/31/25		326,000	328,767
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,6]		600,000	634,500
			18,454,403

Real Estate Investment Trusts (REITs)—0.6%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,15]	MXN	4,830,531	—
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		635,000	638,175
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		1,645,000	1,686,125
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,592,562
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		185,000	200,822
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	131,840
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,163,769
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 2/15/22		800,000	870,160
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,164,950
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		325,000	343,612
Sabra Health Care LP/Sabra Capital Corp., 5.50% Sr. Unsec. Nts., 2/1/21		902,000	964,013
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		1,245,000	1,341,488
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	436,418
			12,533,934

Real Estate Management & Development—0.6%
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	2,126,250
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,415,000	1,483,305
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		2,045,000	1,998,987
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		860,000	984,700
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,438,062
9.00% Sr. Sec. Nts., 1/15/20[6]		865,000	947,175
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,641,113
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		810,000	851,752
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,177,903
			12,649,247

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	60,000,000	$956,931
8.95% Sec. Nts., 10/19/20	INR	31,000,000	503,931
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		500,000	467,500
			1,928,362

Health Care—3.4%
Biotechnology—0.0%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		1,570,000	1,381,600

Health Care Equipment & Supplies—0.2%
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		1,125,000	1,184,062
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		185,000	192,863
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000	1,996,400
Zimmer Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		193,000	197,084
			3,570,409

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23[1]		930,000	950,925
6.125% Sr. Unsec. Nts., 3/15/21		440,000	458,700
Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20		375,000	384,375
5.625% Sr. Unsec. Nts., 7/15/22		945,000	970,987
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22		2,790,000	2,898,112
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		4,290,000	4,584,937
7.125% Sr. Unsec. Nts., 7/15/20		970,000	1,029,412
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		3,455,000	3,537,056
5.75% Sr. Unsec. Nts., 8/15/22		895,000	953,175
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		3,195,000	3,274,875
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,945,000	3,382,838
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		1,290,000	1,357,725
5.875% Sr. Unsec. Nts., 1/31/22[1]		405,000	447,525
HCA, Inc.:
5.00% Sr. Sec. Nts., 3/15/24		1,570,000	1,670,088
5.375% Sr. Unsec. Nts., 2/1/25		700,000	736,313
5.875% Sr. Unsec. Nts., 5/1/23		3,480,000	3,767,100
7.50% Sr. Unsec. Nts., 2/15/22		2,695,000	3,149,781
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		1,970,000	2,058,650
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		1,395,000	1,414,181
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		612,000	615,734
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		3,070,000	3,231,175
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		1,765,000	1,831,188
Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25		103,000	103,386
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		1,750,000	1,740,156
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20		4,550,000	4,828,688
8.125% Sr. Unsec. Nts., 4/1/22		1,445,000	1,596,725
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		1,000,000	1,052,500

		Principal Amount	Value
Health Care Providers & Services (Continued)
WellCare Health Plans, Inc., 5.75% Sr. Unsec. Nts., 11/15/20		$250,000	$263,750
			52,290,057

Pharmaceuticals—0.7%
Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	649,860
3.80% Sr. Unsec. Nts., 3/15/25		252,000	260,387
4.75% Sr. Unsec. Nts., 3/15/45		271,000	288,768
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	415,000	476,599
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		2,500,000	2,500,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6% Sr. Unsec. Nts., 2/1/25[1]		210,000	216,300
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]		1,660,000	1,716,025
Salix Pharmaceuticals Ltd., 6.50% Sr. Unsec. Nts., 1/15/21[1]		1,220,000	1,355,725
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	2,367,863
6.375% Sr. Unsec. Nts., 10/15/20[1]		920,000	959,100
7.25% Sr. Unsec. Nts., 7/15/22[1]		1,795,000	1,904,944
VRX Escrow Corp.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		935,000	946,687
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	570,263
			14,212,521

Industrials—7.6%
Aerospace & Defense—1.4%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]		464,000	488,048
BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]		1,280,000	1,279,146
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		5,625,000	4,809,375
Erickson, Inc., 8.25% Sec. Nts., 5/1/20		3,057,000	2,482,284
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21		3,980,000	4,278,500
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		1,940,000	2,095,200
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		3,070,000	3,070,000
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19		2,485,000	2,180,587
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17		173,000	171,978
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19[1]		1,050,000	1,063,125
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[1]		2,365,000	1,903,825
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		2,165,000	2,262,425
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22		2,080,000	2,087,800
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		2,555,000	2,523,063
			30,695,356

Air Freight & Couriers—0.6%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]		7,950,000	7,751,250
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]		190,000	175,788
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]		2,560,000	2,707,200

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Air Freight & Couriers (Continued)
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	$1,870,000	$1,984,537
		12,618,775

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,370,000	3,610,112
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[6]	1,157,142	1,168,713
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	1,124,841	1,330,125
		6,108,950

Building Products—0.5%
Building Materials Corp. of America: 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,897,200
6.75% Sr. Unsec. Nts., 5/1/21[1]	2,455,000	2,614,575
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,840,000	4,128,000
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	1,165,000	1,191,212
		9,830,987

Commercial Services & Supplies—1.5%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	4,135,000	4,300,400
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000	1,902,600
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[6]	3,070,000	2,893,475
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	2,925,000	2,756,812
8.50% Sec. Nts., 9/15/22[1]	2,550,000	2,161,125
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	4,319,000	4,610,533
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	739,000	776,563
Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]	2,745,000	2,652,356
R.R. Donnelley & Sons Co.:
7.625% Sr. Unsec. Nts., 6/15/20	565,000	648,338
7.875% Sr. Unsec. Nts., 3/15/21	2,225,000	2,556,525
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	7,270,000	7,147,319
		32,406,046

Electrical Equipment—0.3%
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	2,615,000	2,445,025
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	2,775,000	2,965,781
		5,410,806

Industrial Conglomerates—0.2%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]	835,000	890,945
CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21	420,000	490,850
6.80% Sr. Unsec. Nts., 1/17/23	420,000	499,800
CITIC Ltd., 7.875% Sub. Perpetual Bonds[2,10]	420,000	441,000
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,10	375,000	423,750
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]	1,880,000	1,818,900
		4,565,245

		Principal Amount	Value
Machinery—1.2%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		$2,535,000	$2,639,569
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[6]		3,010,000	3,040,100
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,870,000	2,941,750
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[6]		1,890,000	1,977,412
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	1,920,854
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,629,812
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,070,000	2,020,837
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	1,821,319	2,063,636
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	270,000	315,924
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,719,200
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,634,313
			24,903,407

Marine—0.1%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,246,875

Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,894,180

Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		2,100,000	2,094,750
CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[1]		1,265,000	1,289,162
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		187,000	189,976
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		955,000	953,997
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[6]		2,265,000	2,366,925
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		2,110,000	2,064,044
			8,958,854

Trading Companies & Distributors—0.9%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		615,000	636,525
American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]		2,000,000	2,030,000
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		1,845,000	1,831,163
6.75% Sr. Unsec. Nts., 12/15/20		3,035,000	3,107,081
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		4,230,000	4,367,475
7.50% Sr. Unsec. Nts., 7/15/20		1,165,000	1,252,375
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		3,780,000	3,307,500
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23		2,100,000	2,128,875
			18,660,994

Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		1,695,000	1,927,368

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Transportation Infrastructure (Continued)
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		$720,000	$775,378
			2,702,746

Information Technology—3.8%
Communications Equipment—0.8%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		4,460,000	4,772,200
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		4,585,000	4,573,537
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22[1,5]		2,105,000	2,152,362
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23		452,000	454,344
Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[1]		1,630,000	1,638,150
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		2,866,000	3,034,378
			16,624,971

Electronic Equipment, Instruments, & Components—0.4%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		2,135,000	2,305,800
Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22		650,000	652,458
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		2,090,000	2,152,700
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		700,000	712,250
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		1,955,000	2,111,400
			7,934,608

Internet Software & Services—0.9%
Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]		1,390,000	1,391,995
3.125% Sr. Unsec. Nts., 11/28/21[1]		2,650,000	2,672,665
4.50% Sr. Unsec. Nts., 11/28/34[1]		590,000	596,587
Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		480,000	485,892
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	1,705,000	1,952,073
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,160,000	3,254,800
Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,265,750
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,304,500
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,255,000	1,251,863
Tencent Holdings Ltd.:
3.375% Sr. Unsec. Nts., 5/2/19[1]		1,200,000	1,243,146
3.80% Sr. Unsec. Nts., 2/11/25		1,265,000	1,294,916
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]		460,000	468,625
			18,182,812

IT Services—0.5%
First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		3,830,000	4,145,975
10.625% Sr. Unsec. Nts., 6/15/21		3,996,000	4,565,430
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,940,000	1,983,650
Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		725,000	777,345
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		222,000	228,688
6.75% Sr. Unsec. Nts., 2/1/17		111,000	121,435
			11,822,523

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.5%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]	$4,455,000	$4,844,813
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	2,635,000	2,687,700
5.50% Sr. Unsec. Nts., 2/1/25[1]	1,330,000	1,343,300
5.875% Sr. Unsec. Nts., 2/15/22	1,385,000	1,467,075
		10,342,888

Software—0.5%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]	795,000	848,662
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[6]	1,725,000	1,664,625
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,825,000	1,679,000
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]	3,975,000	4,014,750
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	437,000	459,905
Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[1]	505,000	529,139
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,955,000	1,986,769
		11,182,850

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	311,000	348,000
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	3,030,000	3,210,285
		3,558,285

Materials—4.3%
Chemicals—1.0%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000	1,128,750
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	258,000	258,442
4.125% Sr. Unsec. Nts., 3/15/35	129,000	128,340
Ashland, Inc., 4.75% Sr. Unsec. Nts., 8/15/22	1,190,000	1,213,800
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]	1,110,000	1,018,425
6.45% Sr. Unsec. Nts., 2/3/24	380,000	367,650
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21	850,000	843,625
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	2,760,000	2,539,200
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]	850,000	854,250
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]	1,465,000	1,479,650
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[1]	1,635,000	1,724,107
5.875% Sr. Unsec. Nts., 9/17/44[1]	1,040,000	1,029,600
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	1,315,000	1,170,350
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]	990,000	1,037,025
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]	1,280,000	1,344,000
PQ Corp., 8.75% Sec. Nts., 11/1/18[1]	1,140,000	1,187,025
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	1,301,000	1,379,060
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	1,155,000	1,134,788

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
WR Grace & Co., 5.125% Sr. Unsec. Nts., 10/1/21[1]		$820,000	$852,800
			20,690,887

Construction Materials—0.3%
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[6]		90,000	91,575
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	455,000	491,074
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	275,667
5.70% Sr. Sec. Nts., 1/11/25[1]		545,000	539,005
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		430,000	428,495
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	753,367
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	792,158
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	794,967
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	602,370
Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	930,000	1,193,209
5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	586,123
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		510,000	516,885
			7,064,895

Containers & Packaging—1.2%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	545,151
Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		1,225,000	1,286,250
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		3,285,000	3,379,444
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		1,955,000	2,036,866
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		590,000	516,250
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,335,000	1,371,712
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,120,000	2,149,150
Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22		465,000	483,600
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,310,000	1,273,975
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,272,888
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		731,000	762,067
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		4,420,000	4,580,225
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,175,875
5.125% Sr. Unsec. Nts., 12/1/24[1]		1,150,000	1,193,125
6.50% Sr. Unsec. Nts., 12/1/20[1]		2,260,000	2,525,550
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		1,280,000	1,347,200
			25,899,328

		Principal Amount	Value
Metals & Mining—1.5%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	$177,057
5.95% Sr. Unsec. Nts., 7/31/24		380,000	393,977
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,830,669
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	2,934,575
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	1,340,000	1,460,420
5.25% Sr. Unsec. Nts., 2/25/17		1,505,000	1,568,962
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,420,000	2,299,000
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,896,250
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		691,111	679,017
8.25% Sr. Unsec. Nts., 11/1/19[1]		1,180,000	1,001,525
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		210,000	194,741
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,095,245
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	119,892
Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15		184,000	188,718
Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		1,383,000	1,388,998
4.95% Sr. Unsec. Nts., 11/15/21[1]		560,000	605,912
Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		2,150,000	2,193,318
4.625% Sr. Unsec. Nts., 4/29/24[1]		238,000	248,510
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	181,049
GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		2,295,000	2,223,855
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,328,906
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		330,000	297,660
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,382,981
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	545,000	613,261
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[1]		420,000	379,050
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,095,000	873,262
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		1,585,000	1,691,988
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24		305,000	300,431
			31,549,229

Paper & Forest Products—0.3%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		735,000	731,325
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44		253,000	261,303
Inversiones CMPC SA:
4.75% Sr. Unsec. Nts., 9/15/24[1]		985,000	1,026,905
6.125% Sr. Unsec. Nts., 11/5/19[1]		255,000	283,815
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		1,890,000	1,944,337
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		1,730,000	1,822,988
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		450,000	459,000
			6,529,673

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Telecommunication Services—3.4%
Diversified Telecommunication Services—2.5%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45		$411,000	$396,076
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21		1,940,000	2,102,475
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		6,865,000	7,268,319
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		605,000	617,675
Colombia Telecomunicaciones SA ESP, 8.50% Sub. Perpetual Bonds[1,2,10]		365,000	367,810
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		785,000	828,175
Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[1]		372,000	383,272
5.875% Sr. Unsec. Nts., 12/1/16[1]		592,000	635,809
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16		599,000	627,003
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		2,885,000	2,802,056
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,816,000
Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	2,250,225
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		3,400,000	3,149,250
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		2,870,000	4,143,660
Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22		1,310,000	1,354,621
5.625% Sr. Unsec. Nts., 2/1/23[1]		1,930,000	1,992,725
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		4,727,000	5,542,408
Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	1,245,000	1,585,794
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	315,957
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,786,812
6.625% Sr. Unsec. Nts., 11/15/20		2,020,000	2,118,475
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		1,010,000	1,001,794
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		250,000	256,360
4.50% Sr. Unsec. Nts., 9/15/20		1,268,000	1,401,239
5.012% Sr. Unsec. Nts., 8/21/54		146,000	152,172
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	1,045,922
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,182,180
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]		2,095,000	2,114,337
			53,238,601

Wireless Telecommunication Services—0.9%
Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[1]		1,795,000	1,985,719
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		915,000	839,238
ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		1,255,000	1,292,523
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		740,000	740,925
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		650,000	551,200
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	4,171,750

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,080,000	$4,996,043
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,10]	EUR	1,410,000	1,638,922
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43		158,000	156,294
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	1,535,000	1,665,428
			18,038,042

Utilities—3.5%
Electric Utilities—1.7%
E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		705,000	731,069
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		3,666,000	3,982,889
6.00% Sr. Unsec. Nts., 2/2/18[1]		545,000	594,061
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,10]		1,292,000	1,351,432
5.625% Jr. Sub. Perpetual Bonds[1,2,10]		990,000	1,054,597
6.00% Jr. Sub. Perpetual Bonds[2,10]	GBP	695,000	1,130,131
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		1,770,000	2,093,025
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[2]	EUR	2,100,000	2,332,185
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		574,000	639,092
Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	2,780,000	3,276,830
Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		1,345,000	1,345,269
7.125% Unsec. Nts., 2/11/25[1]		845,000	853,028
Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[2,10]	EUR	2,935,000	3,470,454
Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		1,060,000	1,232,161
7.25% Sr. Sec. Nts., 1/15/19[1]		3,080,000	3,472,700
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	414,328
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[7,12]		1,315,000	132
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,558,559
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		3,670,000	4,023,238
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	30,000,000	485,480
			35,040,660

Gas Utilities—0.3%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,620,000	1,741,500
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,285,000	1,301,062
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	895,000	1,024,911
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	853,860
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		1,545,000	1,645,271
			6,566,604

Independent Power and Renewable Electricity Producers—1.2%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,175,625
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,442,125
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,376,825
7.875% Sr. Sec. Nts., 1/15/23[1]		773,000	858,184

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		$980,000	$1,013,781
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,804,075
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		420,000	410,550
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	745,000	874,631
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		3,230,000	3,310,750
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		420,000	421,771
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[6]	GBP	1,285,000	2,025,304
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,727,991
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22		1,605,000	1,659,169
6.25% Sr. Unsec. Nts., 5/1/24		2,220,000	2,247,750
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,513,200
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]		603,000	630,135
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		1,785,000	2,403,056
			25,894,922

Multi-Utilities—0.3%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,185,000	3,097,413
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	990,000	1,106,396
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	2,715,000	3,210,913
			7,414,722
Total Corporate Bonds and Notes (Cost $1,202,581,853)			1,179,030,950

		Shares
Preferred Stock—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $4,368,270)		4,519	4,638,330

Common Stocks—0.2%
Arco Capital Corp. Ltd.[6,13]		690,638	—
Entegra Etc., Series A13		5,233	1,528,036
Kaiser Aluminum Corp.		205	15,763
Nortek, Inc.[13]		24,095	2,126,384
Premier Holdings Ltd.[13]		18,514	—
Revel Entertainment, Inc.[13]		16,153	—
Wallace Theater Holdings, Inc.[6,13]		1,525	15
Total Common Stocks (Cost $4,777,103)			3,670,198

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[13]		22,685	—
US Shale Solutions, Inc. Wts., Strike Price $0.01, Exp. 9/1/24[1,13]		1,895	19
Total Rights, Warrants and Certificates (Cost $6,331,150)			19

		Principal Amount
Structured Securities—0.8%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	53,910,000	—

		Principal Amount	Value
Structured Securities (Continued)
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	97,250,000	$—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,14]		1,424,366	926,523
3.138%, 4/30/25[1,14]		1,400,559	911,038
3.191%, 4/30/25[1,14]		1,743,810	1,134,316
3.242%, 4/30/25[1,14]		1,990,294	1,294,649
3.269%, 4/30/25[1,14]		1,590,012	1,034,273
3.346%, 4/30/25[1,14]		1,494,544	972,173
3.905%, 4/30/25[1,14]		1,814,861	1,180,533
4.005%, 4/30/25[1,14]		1,566,842	1,019,202
28.422%, 12/31/17[6,15]	BRL	10,280,000	5,738,221
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,6]	MXN	697,693	42,149
Cl. 2B, 7.208%, 5/22/15[2,6]	MXN	1,220,632	73,741
Cl. 2C, 7.208%, 5/22/15[2,6]	MXN	18,404,162	1,111,839
Cl. 2D, 7.208%, 5/22/15[2,6]	MXN	1,341,270	81,029
Cl. 2E, 7.208%, 5/22/15[2,6]	MXN	974,458	58,869
Cl. 2F, 7.208%, 5/22/15[2,6]	MXN	622,337	37,597
Cl. 2G, 7.208%, 5/22/15[2,6]	MXN	114,609	6,924
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,14]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	39,114,715	296,707
Total Structured Securities (Cost $23,353,737)			15,919,783

Short-Term Note—0.4%
United States Treasury Bills, 0.06%, 5/14/15[9,14] (Cost $9,029,353)		9,030,000	9,029,353

		Shares
Investment Companies—12.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[16,17]		54,309,742	54,309,742
Oppenheimer Master Event-Linked Bond Fund, LLC[16]		3,158,849	46,321,974
Oppenheimer Master Loan Fund, LLC[16]		7,455,394	109,407,971
Oppenheimer Ultra-Short Duration Fund, Cl. Y16		4,512,212	45,212,368
Total Investment Companies (Cost $258,975,396)			255,252,055

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date	Contracts		Value
Over-the-Counter Options Purchased—0.2%
BRL Currency Call[13]	GSG	BRL	3.250	3/14/16	BRL	30,450,000	$293,995
CAD Currency Put[13]	DEU	CAD	1.260	4/29/15	CAD	55,500,000	618,381
CAD Currency Put[13]	GSG	CAD	1.260	5/8/15	CAD	31,000,000	382,881
EUR Currency Put[13,18]	BOA	USD	1.000	9/16/15	EUR	2,500,000	518,827
EUR Currency Call[13]	DEU	USD	1.100	4/23/15	EUR	2,500,000	1,032,475
ILS Currency Put[13]	GSG	ILS	4.160	6/1/15	ILS	23,000,000	20,677
ILS Currency Put[13]	GSG	ILS	4.000	6/25/15	ILS	175,352,000	661,778
INR Currency Call[13]	BOA	INR	62.500	8/27/15	INR	1,564,000,000	175,168
KRW Currency Put[13]	GSG	KRW	1140.000	6/19/15	KRW	49,920,000,000	399,360
MXN Currency Call[13]	CITNA-B	MXN	14.755	3/16/16	MXN	245,940,000	361,532
MXN Currency Call[13]	BOA	MXN	14.161	4/16/15	MXN	528,400,000	528
MXN Currency Call[13]	JPM	MXN	14.723	3/16/16	MXN	122,700,000	174,234
ZAR Currency Call[13]	CITNA-B	ZAR	11.565	3/29/16	ZAR	144,540,000	193,828
ZAR Currency Call[13]	GSG	ZAR	11.805	3/14/16	ZAR	110,610,100	197,550
ZAR Currency Call[13]	BOA	ZAR	11.834	3/14/16	ZAR	110,882,000	204,910
Total Over-the-Counter Options Purchased (Cost $5,101,377)							5,236,124

	Counterparty	Pay /Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 12/17/25 Call[13]	UBS	Pay	Six-Month GBP BBA LIBOR	2.311%	12/17/15	GBP	92,000	1,887,498
Interest Rate Swap maturing 12/18/25 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	2.798	12/16/15	USD	185,000	2,008,018
Interest Rate Swap maturing 3/31/46 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	2.485	3/29/16	USD	12,475	912,376
Interest Rate Swap maturing 5/30/33 Call[13]	BAC	Pay	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	77,674
Interest Rate Swap maturing 6/29/20 Call[13]	BAC	Pay	Three-Month USD BBA LIBOR	1.860	6/25/15	USD	63,000	257,964
Interest Rate Swap maturing 6/29/25 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	2.290	6/25/15	USD	31,000	256,692
Interest Rate Swap maturing 7/21/25 Call[13]	UBS	Pay	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	19,040	2,137
Interest Rate Swap maturing 7/21/25 Call[13]	GSG	Pay	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	43,410	3,406
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,782,974)								5,405,765

Total Investments, at Value (Cost $2,225,195,123)							102.3%	2,169,899,505
Net Other Assets (Liabilities)							(2.3)	(49,807,045)

Net Assets							100.0%	$2,120,092,460

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $728,786,476 or 34.38% of the Fund’s net assets as of March 31, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,822,281 or 0.23% of the Fund’s net assets as of March 31, 2015.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $44,439,483, which represents 2.10% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-12/30/14	$3,008,338	$3,040,100	$31,762
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	8/19/10-11/20/14	3,123,522	2,147,723	(975,799)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	12/2/13-10-16 14	1,759,550	1,664,625	(94,925)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	3,097,352	2,893,475	(203,877)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13-7/25/14	1,457,118	1,409,194	(47,924)
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	93,283	91,575	(1,708)
Citigroup Mortgage Loan Trust, Inc., Series 2014-8, Cl. 1A2, 0.466%, 7/20/36	7/11/14	2,857,225	2,720,000	(137,225)

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds	10/22/13 -12/18/13	$3,481,572	$3,700,510	$218,938
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13-3/19/15	2,594,114	2,819,362	225,248
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 28.422%, 12/31/17	9/19/07	4,974,206	5,738,221	764,015
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,218	42,149	(25,069)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,590	73,741	(43,849)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,784,105	1,111,839	(672,266)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	129,927	81,029	(48,898)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,552	58,869	(35,683)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,214	37,597	(23,617)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,295	6,924	(4,371)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13-10/28/14	1,859,255	1,835,156	(24,099)
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25	8/27/13-1/7/14	1,061,522	1,168,713	107,191
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	9/11/14	1,875,164	1,977,412	102,248
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-5/12/14	2,202,164	2,025,304	(176,860)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,961	39,759	(489,202)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12-12/6/13	1,893,960	1,897,400	3,440
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	2,301,656	2,366,925	65,269
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13-4/17/14	1,583,976	1,572,075	(11,901)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	17,353	(48,672)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12-2/1/12	862,550	947,175	84,625
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	11/14/13-3/13/15	2,302,642	2,320,763	18,121
Wallace Theater Holdings, Inc.	3/28/13	15	15	—
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	3/11/15	636,751	634,500	(2,251)

		$ 46,129,497	$ 44,439,483	$ (1,690,014)

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,021,094. See Note 5 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,718,972. See Note 5 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Interest or dividend is paid-in-kind, when applicable.

12. Security received as the result of issuer reorganization.

13. Non-income producing security.

14. Zero coupon bond reflects effective yield on the date of purchase.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	55,210,591	152,735,125	153,635,974	54,309,742
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	—	3,158,849
Oppenheimer Master Loan Fund, LLC	8,486,824	—	1,031,430	7,455,394
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,508,180	4,032	—	4,512,212

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$54,309,742	$21,537		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	46,321,974	632,980	[a]	746,732 [a]
Oppenheimer Master Loan Fund, LLC	109,407,971	1,446,318	[b]	(900,556)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	45,212,368	40,352		—

Total	$255,252,055	$2,141,187		$(153,824)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of March 31, 2015.

18. Knock-in option becomes eligible for exercise if at any time spot rates are equal to or greater than 1.08 EUR per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,397,189,123	64.4%
Brazil	74,482,517	3.4
Mexico	60,089,701	2.8
United Kingdom	57,173,387	2.6
India	44,965,046	2.1
Turkey	37,510,603	1.7
Indonesia	33,608,352	1.6
Netherlands	33,479,664	1.5
France	29,125,451	1.3
Canada	28,692,093	1.3
Colombia	28,214,576	1.3
China	23,393,392	1.1
South Africa	23,062,690	1.1
Germany	21,236,705	1.0
Peru	19,151,978	0.9
Italy	18,732,500	0.9
Supranational	16,847,070	0.8
Luxembourg	15,967,966	0.7
Israel	15,828,469	0.7
Spain	14,345,224	0.7
Chile	13,144,332	0.6
Switzerland	12,505,215	0.6
Ireland	11,587,697	0.5
Philippines	10,902,741	0.5
Greece	10,718,329	0.5
Portugal	9,926,790	0.5
Hungary	9,310,563	0.4
Panama	8,486,264	0.4
Russia	7,228,160	0.3
United Arab Emirates	7,009,302	0.3
Australia	6,409,383	0.3
Poland	6,326,897	0.3
Dominican Republic	5,167,350	0.2
Ivory Coast	4,672,823	0.2
Sweden	4,319,698	0.2
South Korea	4,087,707	0.2
Sri Lanka	4,081,209	0.2
Croatia	3,844,690	0.2
Jamaica	3,641,294	0.2
Denmark	3,625,208	0.2
Jersey, Channel Islands	3,450,431	0.2
Serbia	3,092,786	0.1
Morocco	2,683,978	0.1
Kazakhstan	2,432,760	0.1
Kenya	1,800,156	0.1
Austria	1,638,922	0.1
Belgium	1,572,075	0.1
Uruguay	1,490,775	0.1
Japan	1,292,846	0.1
Singapore	1,279,146	0.1
Eurozone	1,556,846	0.1
Gabon	994,875	0.1
Vietnam	837,000	0.0
Barbados	828,175	0.0
Venezuela	815,410	0.0
Angola	730,155	0.0
Bermuda	635,480	0.0
Thailand	629,938	0.0
Norway	516,288	0.0

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Hong Kong	$514,206	0.0%
Senegal	391,786	0.0
Trinidad	339,462	0.0
Egypt	283,850	0.0

Total	$2,169,899,505	100.0%

Forward Currency Exchange Contracts as of March 31, 2015

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	05/2015	IDR	146,473,000	USD	11,726	$4,670	$697,152
BAC	05/2015	INR	265,000	USD	4,166	50,024	–
BAC	05/2015	MYR	37,340	USD	10,229	–	212,641
BAC	04/2015	SEK	165,850	USD	23,206	–	3,944,705
BAC	04/2015	USD	4,980	BRL	12,050	1,204,773	–
BAC	04/2015	USD	23,241	EUR	18,300	3,560,146	–
BAC	05/2015	USD	10,968	IDR	136,442,000	689,468	–
BAC	05/2015	USD	3,930	INR	250,000	–	47,133
BAC	07/2015	USD	201	RUB	14,200	–	33,899
BAC	04/2015	USD	23,021	SEK	165,850	3,759,665	–
BNP	06/2015	NOK	4,590	USD	620	–	51,107
BNP	06/2015	USD	651	NOK	4,600	80,947	–
BOA	04/2015	BRL	13,740	USD	4,550	–	244,626
BOA	06/2015	EUR	5,115	USD	5,791	–	285,761
BOA	05/2015	IDR	136,442,000	USD	10,972	–	693,525
BOA	05/2015	INR	1,559,000	USD	24,682	128,217	9,946
BOA	06/2015	MXN	89,400	USD	5,925	–	90,610
BOA	04/2015	PHP	118,000	USD	2,635	5,608	–
BOA	05/2015	TWD	748,184	USD	24,003	–	50,462
BOA	04/2015	USD	2,586	BRL	8,090	51,499	–
BOA	04/2015 - 05/2015	USD	29,663	INR	1,872,100	9,736	157,869
BOA	06/2015	USD	23,024	MXN	351,080	204,081	93,694
BOA	05/2015	USD	10,788	MYR	36,640	959,249	–
BOA	04/2015 - 09/2015	USD	5,194	PHP	234,000	–	22,303
BOA	06/2015	USD	182	SGD	250	644	–
BOA	05/2015	USD	23,996	TWD	748,184	42,764	–
CITNA-B	06/2015	EUR	2,260	USD	2,521	2,442	91,582
CITNA-B	05/2015	IDR	277,536,000	USD	21,560	–	654,457
CITNA-B	06/2015	JPY	227,000	USD	1,928	–	33,623
CITNA-B	06/2015	MXN	300	USD	20	–	435
CITNA-B	05/2015	TRY	27,680	USD	10,742	13,819	258,495
CITNA-B	10/2015	USD	22,456	BRL	71,500	1,295,141	–
CITNA-B	06/2015	USD	53,719	EUR	43,300	7,121,287	–
CITNA-B	06/2015	USD	3,224	GBP	2,075	147,679	–
CITNA-B	05/2015	USD	21,159	IDR	272,371,000	642,230	–
CITNA-B	06/2015	USD	37,081	MXN	555,800	805,193	–
CITNA-B	07/2015	USD	5,751	TRY	14,180	453,798	–
CITNA-B	05/2015	USD	17,435	ZAR	217,980	–	371,091
DEU	06/2015	EUR	3,295	USD	3,840	–	293,426
DEU	06/2015	MXN	1,035,800	USD	69,809	–	2,205,533
DEU	05/2015	TRY	16,260	USD	6,461	–	294,293
DEU	06/2015	USD	926	EUR	805	59,486	–
DEU	06/2015	USD	36,463	GBP	23,275	1,952,594	–
DEU	06/2015	USD	70,648	MXN	1,048,500	2,215,433	–
DEU	05/2015	USD	29,026	TRY	73,320	1,220,302	–
GSCO-OT	04/2015	BRL	16,650	USD	6,406	9,153	1,198,434
GSCO-OT	04/2015	EUR	18,300	USD	20,884	–	1,203,783
GSCO-OT	04/2015 - 07/2015	USD	51,133	BRL	151,980	4,231,417	210,867
GSCO-OT	04/2015	USD	14,434	INR	905,460	–	46,117
JPM	01/2016	CNH	55,600	USD	9,041	–	341,636
JPM	05/2015	COP	673,000	USD	249	8,309	–
JPM	06/2015	EUR	2,250	USD	2,697	6,058	281,065
JPM	05/2015	IDR	249,706,000	USD	19,560	–	765,244
JPM	04/2015	USD	2,720	BRL	8,500	56,717	–
JPM	01/2016	USD	8,825	CNH	55,600	125,648	–
JPM	06/2015	USD	58,769	EUR	47,685	7,447,579	–
JPM	06/2015	USD	3,156	GBP	2,065	94,489	–
JPM	05/2015	USD	39,952	IDR	519,742,000	814,954	–
MSCO	06/2015	EUR	605	USD	654	7,696	10,517
MSCO	06/2015	MXN	333,000	USD	22,551	–	817,362
MSCO	05/2015	MYR	36,640	USD	10,105	–	276,389
MSCO	05/2015	TRY	860	USD	322	4,304	–

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MSCO	05/2015	USD	14,960	COP	36,968,000	$837,500	$–
MSCO	06/2015	USD	9,870	EUR	8,795	433,664	29,405
MSCO	06/2015	USD	2,726	GBP	1,810	41,775	–
MSCO	06/2015	USD	5,546	MXN	83,800	76,535	–
MSCO	05/2015	USD	10,298	MYR	37,340	281,669	–
MSCO	05/2015	USD	243	TRY	650	–	3,253
MSCO	05/2015	USD	8,980	ZAR	111,570	–	131,837
MSCO	05/2015	ZAR	860	USD	69	1,657	–
NOM	06/2015	USD	260	EUR	240	1,628	–
RBS	06/2015	EUR	1,990	USD	2,138	4,004	–
TDB	04/2015	BRL	100,170	USD	31,194	191,638	–
TDB	06/2015	CAD	31,690	USD	25,436	–	439,151
TDB	06/2015	JPY	469,000	USD	4,003	–	89,180
TDB	04/2015 - 05/2015	USD	39,519	BRL	126,930	228,888	173,379
TDB	06/2015	USD	25,073	CAD	31,690	75,888	–
TDB	05/2015	USD	7,098	HUF	2,032,000	–	164,500
TDB	06/2015	USD	6,878	JPY	818,000	51,344	–
TDB	05/2015	USD	1,726	ZAR	21,830	–	56,559

Total Unrealized Appreciation and Depreciation						$41,713,409	$17,077,046

Futures Contracts as of March 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/15	37	$6,063,375	$(35,560)
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	153	19,722,656	(166,003)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	82	17,970,813	(14,727)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/15	314	68,815,063	218,107
United States Treasury Ultra Bonds	CBT	Buy	6/19/15	197	33,465,375	502,152

						$503,969

Over-the-Counter Options Written at March 31, 2015

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
BRL Currency Put[1]	GSG	BRL	3.230	2/1/17	BRL	(30,140,000)	$538,498	$(1,688,111)
BRL Currency Put	GSG	BRL	4.010	3/14/16	BRL	(37,570,000)	324,638	(335,162)
CAD Currency Call	DEU	CAD	1.210	4/29/15	CAD	(52,750,000)	210,128	(29,118)
CAD Currency Put	DEU	CAD	1.300	4/29/15	CAD	(56,500,000)	348,562	(160,177)
CAD Currency Put[2]	GSG	CAD	1.300	5/8/15	CAD	(32,500,000)	207,750	(90,578)
ILS Currency Call	GSG	ILS	3.825	6/25/15	ILS	(167,680,000)	270,918	(209,432)
ILS Currency Put	GSG	ILS	4.110	6/25/15	ILS	(180,174,000)	245,493	(319,809)
ILS Currency Put	GSG	ILS	4.260	6/1/15	ILS	(24,000,000)	20,845	(8,424)
INR Currency Put	BOA	INR	66.500	8/27/15	INR	(1,664,000,000)	254,980	(257,920)
INR Currency Call	BOA	INR	60.100	8/27/15	INR	(1,504,000,000)	96,871	(24,064)
KRW Currency Put	GSG	KRW	1180.000	6/19/15	KRW	(51,670,000,000)	260,540	(155,010)
KRW Currency Call	GSG	KRW	1100.000	6/19/15	KRW	(48,170,000,000)	354,706	(578,040)
MXN Currency Put	BOA	MXN	15.202	4/16/15	MXN	(567,300,000)	329,998	(469,157)
MXN Currency Put	CITNA-B	MXN	17.690	3/16/16	MXN	(294,860,000)	406,287	(336,435)
MXN Currency Put[3]	CITNA-B	MXN	15.690	2/2/17	MXN	(97,620,000)	227,096	(309,749)
MXN Currency Put	CITNA-B	MXN	15.145	4/23/15	MXN	(665,000,000)	445,690	(735,490)
MXN Currency Put	JPM	MXN	17.657	3/16/16	MXN	(147,160,000)	196,029	(170,264)
ZAR Currency Put	BOA	ZAR	15.030	3/14/16	ZAR	(140,828,000)	326,069	(292,359)
ZAR Currency Put	CITNA-B	ZAR	14.750	3/29/16	ZAR	(184,340,000)	425,232	(442,969)
ZAR Currency Put	GSG	ZAR	15.025	3/14/16	ZAR	(140,781,000)	322,882	(292,684)

Total Over-the-Counter Options Written							$5,813,212	$(6,904,952)

1. Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 2.56 BRL per 1 USD.

2. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.34 CAD per 1 USD.

3. Knock-out option becomes eligible for exercise if at any time spot rates are equal to or less than to 14.4 MXN per 1 USD.

Over-the-Counter Credit Default Swaps at March 31, 2015

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$201,843

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	8,773

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	8,773

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	15,772

Federative Republic of Brazil	GSG	Sell	1.000	3/20/20	USD	2,115	142,905	(180,580)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(247,774)

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Hellenic Republic	BAC	Sell	1.000%	3/20/20	USD	475	$168,651	$(247,774)

Malaysia	BOA	Sell	1.000	3/20/20	USD	1,260	27,372	(20,587)

Malaysia	JPM	Sell	1.000	3/20/20	USD	2,110	46,830	(34,475)

Malaysia	JPM	Sell	1.000	3/20/20	USD	1,685	37,109	(27,531)

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	660	(27,725)	(13,213)

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	585	(21,618)	(12,563)

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	660	105,519	(19,115)

Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	5,760	(277,046)	321,478

Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	2,550	(120,373)	142,321

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(31,524)

Total Over-the-Counter Credit Default Swaps							$196,086	$(136,176)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$1,740,000		$—		BBB-
Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign Debt	$7,830,000		$—		BBB- to A-

Non-Investment Grade Sovereign Debt	$950,000		$—		B-

Total USD	$10,520,000		$—

Total EUR	500,000	EUR	—	EUR

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BAC	Pay	Three-Month USD BBA LIBOR	7.650%	5/5/20	TRY	15,060	USD	6,058	$(522,865)

BOA	Pay	Six-Month USD BBA LIBOR	6.250	3/25/20	INR	145,508	USD	2,336	(7,889)

BOA	Pay	Six-Month USD BBA LIBOR	6.330	3/31/20	INR	145,780	USD	2,329	703

GSG	Pay	Three-Month USD BBA LIBOR	7.120	5/5/17	TRY	33,503	USD	13,936	(1,426,277)

GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	905,460	USD	14,529	(22,671)

JPM	Pay	Three-Month USD BBA LIBOR	7.270	5/3/17	TRY	33,230	USD	13,749	(1,302,158)

Total Over-the-Counter Currency Swap									$(3,281,157)

Centrally Cleared Interest Rate Swaps at March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

DEU	Receive	Six-Month PLN WIBOR WIBO	2.320%	3/18/25	PLN	10,880	$(57,791)

DEU	Pay	Six-Month PLN WIBOR WIBO	2.050	3/18/20	PLN	20,500	51,028

JPM	Pay	Six-Month PLN WIBOR WIBO	2.050	3/18/20	PLN	22,500	56,006

JPM	Receive	Six-Month PLN WIBOR WIBO	2.320	3/18/25	PLN	11,880	(63,103)

JPM	Pay	Six-Month SGD SOR VWAP	1.645	1/16/20	SGD	17,500	(193,747)

Total Centrally Cleared Interest Rate Swaps							$(207,607)

Over-the-Counter Interest Rate Swaps at March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Receive	Six-Month INR MIBOR OIS	6.660%	3/24/20	INR	150,290	$39,537

BOA	Receive	Six-Month INR MIBOR OIS	6.740	3/30/20	INR	180,840	37,038

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	30,000	(11,170)

GSG	Pay	BZDI	13.455	1/2/17	BRL	160,000	65,704

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Receive	Three-Month COP IBR OIS	4.380%	3/5/18	COP	22,230,000	$(214,225)

GSG	Pay	Three-Month MYR KLIBOR BNM	4.515	3/12/25	MYR	11,900	4,691

JPM	Pay	Three-Month COP IBR OIS	4.380	2/26/18	COP	22,500,000	(215,860)

JPM	Pay	One-Week CNY CNREPOFIX	3.310	3/9/20	CNY	42,500	(123,882)

Total Over-the-Counter Interest Rate Swaps							$(418,167)

Over-the-Counter Credit Default Swaptions Written at March 31, 2015

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/20	JPM	Buy	iTraxx Europe Crossover Series 23 Version 1	3.250%	4/15/15	EUR 14,000	$27,202	$(9,446)

Credit Default Swap maturing 6/20/20	JPM	Sell	iTraxx Europe Crossover Series 23 Version 1	2.500	4/15/15	EUR 14,000	37,781	(35,704)

Total Over-the-Counter Credit Default Swaptions Written							$64,983	$(45,150)

Over-the-Counter Currency Swaptions Written at March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Premiums Received / (Paid)	Value

JPM	Pay	Three-Month USD BBA LIBOR	8.820%	6/17/15	TRY	(8,130)	USD	(8,130)	$59,473	$(65,395)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2015

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 6/29/20 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.360%	6/25/15	USD	63,000	$226,800	$(147,770)

Interest Rate Swap maturing 6/1/20 Call	BOA	Pay	MXN TIIE BANXICO	5.760	6/5/15	MXN	174,900	118,500	(18,231)

Interest Rate Swap maturing 12/18/25 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.398	12/16/15	USD	92,000	2,545,333	(1,861,972)

Interest Rate Swap maturing 6/29/25 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.790	6/25/15	USD	31,000	226,300	(132,692)

Interest Rate Swap maturing 4/2/25 Call	BOA	Pay	MXN TIIE BANXICO	5.723	4/14/15	MXN	124,000	148,232	(239,736)

Interest Rate Swap maturing 10/6/20 Call	BOA	Receive	Six-Month EUR EURIBOR	0.655	10/2/15	EUR	46,000	401,622	(940,628)

Interest Rate Swap maturing 4/13/20 Call	GSG	Pay	MXN TIIE BANXICO	4.970	4/17/15	MXN	159,400	96,943	(189,398)

Interest Rate Swap maturing 3/31/21 Call	JPM	Pay	Three-Month USD BBA LIBOR	1.970	3/29/16	USD	57,385	960,575	(930,845)

Interest Rate Swap maturing 1/2/17 Call	JPM	Pay	BZDI	13.630	7/1/15	BRL	87,500	127,379	(44,209)

Interest Rate Swap maturing 4/13/20 Call	JPM	Pay	MXN TIIE BANXICO	4.980	4/17/15	MXN	159,400	98,032	(184,807)

Interest Rate Swap maturing 12/17/25 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.911	12/17/15	GBP	31,000	1,250,324	(1,101,252)

Total Over-the-Counter Interest Rate Swaptions Written								$6,200,040	$(5,791,540)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CNREPOFIX	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
IBR	Indicador Bancario de Referencia
iTraxx Europe Crossover Series 23 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR BNM	Kuala Lumpur Interbank Offered Rate Bank Negara Malaysia
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At March 31, 2015, the Fund owned 15,000 shares with net assets of $1,340,034.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$42,975,301	$16,847,070	$59,822,371
Mortgage-Backed Obligations	—	262,018,266	2,737,353	264,755,619
U.S. Government Obligations	—	34,002,806	—	34,002,806
Foreign Government Obligations	—	277,857,375	—	277,857,375
Corporate Loans	—	55,271,305	7,452	55,278,757
Corporate Bonds and Notes	—	1,176,018,500	3,012,450	1,179,030,950

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value (Continued)
Preferred Stock	$—	$4,638,330	$—	$4,638,330
Common Stocks	2,142,147	1,528,036	15	3,670,198
Rights, Warrants and Certificates	—	19	—	19
Structured Securities	—	8,472,707	7,447,076	15,919,783
Short-Term Note	—	9,029,353	—	9,029,353
Over-the-Counter Options Purchased	—	5,236,124	—	5,236,124
Over-the-Counter Interest Rate Swaptions Purchased	—	5,405,765	—	5,405,765
Investment Companies	99,522,110	155,729,945	—	255,252,055

Total Investments, at Value	101,664,257	2,038,183,832	30,051,416	2,169,899,505
Other Financial Instruments:
Swaps, at value	—	846,633	—	846,633
Centrally cleared swaps, at value	—	107,034	—	107,034
Futures contracts	720,259	—	—	720,259
Forward currency exchange contracts	—	41,713,409	—	41,713,409

Total Assets	$102,384,516	$2,080,850,908	$30,051,416	$2,213,286,840

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,682,133)	$—	$(4,682,133)
Centrally cleared swaps, at value	—	(314,641)	—	(314,641)
Options written, at value	—	(6,904,952)	—	(6,904,952)
Futures contracts	(216,290)	—	—	(216,290)
Forward currency exchange contracts	—	(17,077,046)	—	(17,077,046)
Swaptions written, at value	—	(5,902,085)	—	(5,902,085)

Total Liabilities	$(216,290)	$(34,880,857)	$—	$(35,097,147)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$(39,746)	$39,746

Total Assets	$(39,746)	$39,746

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within period and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$144,127,441
Sold securities	54,684,269

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$19,696,790
Market Value	$2,784,252
Market value as % of Net Assets	0.13%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $287,385,258 and $323,187,160, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $176,189,621 and $139,704,094 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $1,703,531 and $2,132,746 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $472,499 and $2,905,412 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	108,580,000	$600,824
Options written	226,136,123,000	10,577,495
Options closed or expired	(53,580,000)	(164,468)
Options exercised	(120,363,920,000)	(5,200,639)

Options outstanding as of March 31, 2015	105,827,203,000	$5,813,212

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $11,241,284 and $12,368,044 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $25,672,876 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $24,171,285 and $41,864,302 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $2,268,925 and $3,619,406 on purchased and written swaptions, respectively.

Written swaption activity for the period ended March 31, 2015 was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2014	65,040,000	$710,481
Swaptions written	1,754,611,000	7,841,995
Swaptions closed or expired	(116,000,000)	(116,202)
Swaptions exercised	(641,936,000)	(2,111,778)

Swaptions outstanding as of March 31, 2015	1,061,715,000	$6,324,496

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2015, the Fund has required certain counterparties to post collateral of $22,578,886.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,225,265,284
Federal tax cost of other investments	51,697,450

Total federal tax cost	$2,276,962,734

Gross unrealized appreciation	$53,440,921
Gross unrealized depreciation	(112,819,881)

Net unrealized depreciation	$(59,378,960)

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS MARCH 31, 2015 Unaudited

	Shares	Value

Common Stocks—83.3%

Consumer Discretionary—14.7%

Auto Components—2.3%

American Axle & Manufacturing Holdings, Inc.[1]	1,010	$26,088

Lear Corp.	2,190	242,696

		268,784

Automobiles—5.2%

Ford Motor Co.[2]	18,275	294,958

General Motors Co.	8,125	304,688

		599,646

Household Durables—1.7%

Beazer Homes USA, Inc.[1]	350	6,202

MDC Holdings, Inc.	4,725	134,663

Standard Pacific Corp.[1]	6,751	60,759

		201,624

Media—1.5%

DIRECTV[1]	375	31,913

Time Warner Cable, Inc.	925	138,639

		170,552

Multiline Retail—1.2%

J.C. Penney Co., Inc.[1]	1,455	12,236

Kohl’s Corp.	1,575	123,244

Macy’s, Inc.	90	5,842

		141,322

Specialty Retail—2.8%

Best Buy Co., Inc.	6,500	245,635

Foot Locker, Inc.	975	61,425

Staples, Inc.	875	14,249

		321,309

Consumer Staples—2.4%

Beverages—0.6%

Molson Coors Brewing Co., Cl. B	695	51,743

PepsiCo, Inc.	155	14,821

		66,564

Food & Staples Retailing—0.2%

Wal-Mart Stores, Inc.	285	23,441

Food Products—0.9%

Archer-Daniels-Midland Co.	25	1,185

ConAgra Foods, Inc.	1,150	42,010

Pinnacle Foods, Inc.	1,540	62,847

		106,042

Household Products—0.0%

Procter & Gamble Co. (The)	65	5,326

Tobacco—0.7%

Philip Morris International, Inc.	1,055	79,473

Energy—10.8%

Energy Equipment & Services—1.2%

Baker Hughes, Inc.	1,405	89,330

Ensco plc, Cl. A	2,155	45,406

		134,736

Oil, Gas & Consumable Fuels—9.6%

Apache Corp.	600	36,198

BP plc, Sponsored ADR	2,465	96,406

Chevron Corp.	2,575	270,323

Exxon Mobil Corp.	1,275	108,375

Kinder Morgan, Inc.	6,249	262,833

Marathon Oil Corp.	2,615	68,278

Royal Dutch Shell plc, Cl. A, Sponsored ADR	2,000	119,300

Williams Cos., Inc. (The)	3,000	151,770

		1,113,483

	Shares	Value

Financials—25.4%

Capital Markets—3.8%

Goldman Sachs Group, Inc. (The)	980	$184,211

KKR & Co. LP6	5,025	114,620

Morgan Stanley	3,975	141,868

		440,699

Commercial Banks—10.9%

Bank of America Corp.	3,625	55,789

Citigroup, Inc.[2]	10,300	530,656

JPMorgan Chase & Co.	7,975	483,125

Wells Fargo & Co.	3,525	191,760

		1,261,330

Insurance—6.7%

American International Group, Inc.	855	46,845

Assured Guaranty Ltd.	10,600	279,734

Genworth Financial, Inc., Cl. A1	4,425	32,347

MBIA, Inc.[1]	7,325	68,123

MetLife, Inc.	5,000	252,750

Prudential Financial, Inc.	65	5,220

XL Group plc, Cl. A	2,175	80,040

		765,059

Real Estate Investment Trusts (REITs)—4.0%

Apollo Commercial Real Estate Finance, Inc.	4,025	69,150

Ashford Hospitality Trust, Inc.	2,970	28,571

Blackstone Mortgage Trust, Inc., Cl. A	1,330	37,732

Colony Financial, Inc.	4,920	127,526

iStar Financial, Inc.[1]	180	2,340

Starwood Property Trust, Inc.	5,550	134,865

Two Harbors Investment Corp.	5,650	60,003

		460,187

Thrifts & Mortgage Finance—0.0%

MGIC Investment Corp.[1]	185	1,781

Health Care—8.6%

Health Care Equipment & Supplies—1.4%

Baxter International, Inc.	775	53,087

Medtronic plc	1,418	110,590

		163,677

Pharmaceuticals—7.2%

AbbVie, Inc.	1,045	61,174

GlaxoSmithKline plc, Sponsored ADR	1,925	88,839

Johnson & Johnson	315	31,689

Merck & Co., Inc.	3,850	221,298

Pfizer, Inc.[2]	6,950	241,791

Roche Holding AG, Sponsored ADR	2,135	73,401

Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,735	108,091

		826,283

Industrials—4.9%

Aerospace & Defense—0.3%

Textron, Inc.	675	29,923

Airlines—1.3%

United Continental Holdings, Inc.[1]	2,205	148,286

Commercial Services & Supplies—0.9%

R.R. Donnelley & Sons Co.	5,375	103,146

Electrical Equipment—0.5%

Eaton Corp. plc	260	17,664

General Cable Corp.	2,135	36,786

		54,450

Industrial Conglomerates—0.9%

General Electric Co.[2]	4,250	105,443

1 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery—0.7%

Navistar International Corp.[1]	2,910	$85,845

Marine—0.2%

Costamare, Inc.	1,250	22,013

Road & Rail—0.1%

CSX Corp.	500	16,560

Information Technology—6.2%

Communications Equipment—1.3%

Cisco Systems, Inc.	3,000	82,575

QUALCOMM, Inc.	1,000	69,340

		151,915

Internet Software & Services—0.4%

Google, Inc., Cl. C1	90	49,320

Semiconductors & Semiconductor Equipment—0.4%

Intel Corp.	119	3,721

Micron Technology, Inc.[1]	1,430	38,796

		42,517

Software—1.2%

Microsoft Corp.[2]	3,500	142,293

Technology Hardware, Storage & Peripherals—2.9%

Apple, Inc.	2,200	273,746

EMC Corp.	1,250	31,950

Seagate Technology plc	505	26,275

		331,971

Materials—3.0%

Chemicals—0.6%

Celanese Corp., Series A	70	3,910

LyondellBasell Industries NV, Cl. A	805	70,679

		74,589

Metals & Mining—0.7%

Allegheny Technologies, Inc.	1,400	42,014

Freeport-McMoRan, Inc.	1,935	36,668

		78,682

Paper & Forest Products—1.7%

Domtar Corp.	2,625	121,328

International Paper Co.	1,195	66,311

Louisiana-Pacific Corp.[1]	185	3,054

		190,693

Telecommunication Services—4.7%

Diversified Telecommunication Services—4.2%

AT&T, Inc.	3,820	124,723

CenturyLink, Inc.	4,250	146,838

Verizon Communications, Inc.	2,610	126,924

Windstream Holdings, Inc.	11,745	86,913

		485,398

Wireless Telecommunication Services—0.5%

Telephone & Data Systems, Inc.	2,250	56,025

Utilities—2.6%

Electric Utilities—2.1%

American Electric Power Co., Inc.	1,325	74,531

Edison International	985	61,533

FirstEnergy Corp.	475	16,653

PPL Corp.	2,745	92,397

		245,114

Independent Power and Renewable Electricity Producers—0.5%

NRG Energy, Inc.	2,000	50,380

Total Common Stocks (Cost $8,457,217)		9,615,881

Preferred Stocks—4.2%

Alcoa, Inc., 5.375% Cv., Non-Vtg.	410	17,974

	Shares	Value

Preferred Stocks (Continued)

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	$25,900

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	33,475

Beazer Homes USA, Inc., 7.50% Cv.	3,215	86,516

Dominion Resources, Inc., 6.375% Cv.	365	17,666

Exelon Corp., 6.50% Cv.	755	36,731

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,890	106,671

Post Holdings, Inc., 2.50% Cv.[3]	365	33,991

Post Holdings, Inc., 5.25% Cv.	925	88,800

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	690	34,769

Total Preferred Stocks (Cost $490,278)		482,493
	Units

Rights, Warrants and Certificates—0.2%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $17,364)	4,650	19,065

	Principal Amount

Non-Convertible Corporate Bonds and Notes—0.7%

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	$39,000	33,833
5.75% Sr. Unsec. Nts., 2/15/18	7,000	6,650

MBIA Insurance Corp., 11.513% Sub. Nts., 1/15/33[3,4]	65,000	35,912

Total Non-Convertible Corporate Bonds and Notes (Cost $85,962)		76,395

Convertible Corporate Bonds and Notes—8.3%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	128,000	102,000

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	60,100	71,331

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	62,000	68,975
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	205,000	261,759

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	122,000	135,496

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	110,000	98,244
4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	83,000	75,374

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	95,000	34,022

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[2]	67,500	108,549

Total Convertible Corporate Bonds and Notes (Cost $981,049)		955,750
	Shares

Structured Securities—3.4%

Bank of America Merrill Lynch, Louisiana-Pacific Corp. Equity Linked Nts., 8/12/15[1,3]	1,465	24,522

Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[1,3]	2,874	25,583

Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15[1]	3,247	26,593

Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/26/15[1]	1,491	25,084

Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[1,3]	379	47,655

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 6/2/15[1,3]	2,587	21,876

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 8/12/15[1,3]	1,270	10,668

Credit Suisse AG (New York Branch), Louisiana-Pacific Corp. Equity Linked Nts., 5/1/15[1]	1,053	17,241

2 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Securities (Continued)

Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/3/15[1]	$2,468	$23,278

Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15[1]	2,688	25,675

Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15[1]	1,593	26,474

Deutsche Bank AG, Standard Pacific Corp. Equity Linked Nts., 6/4/15[1,3]	2,865	25,689

Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 5/11/15[1,3]	605	10,075

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 5/18/15[1,3]	2,457	23,031

Morgan Stanley, Louisiana-Pacific Corp. Equity Linked Nts., 8/3/15[1,3]	620	10,320

Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15[1,3]	4,437	29,744

Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[1,3]	2,921	25,684

Total Structured Securities (Cost $389,961)		399,192

Investment Company—1.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[7,8] (Cost $150,881)	150,881	150,881

		Exercise Price	Expiration Date	Contracts	Value

Exchange-Traded Options Purchased—0.0%

Citigroup, Inc. Put[1]	USD	46.000	4/17/15	4	$32

Delta Air Lines, Inc. Put[1]	USD	40.000	4/17/15	10	240

Merck & Co., Inc. Put[1]	USD	55.000	4/17/15	5	85

United Continental Holdings, Inc. Put[1]	USD	60.000	4/17/15	13	416

Total Exchange-Traded Options Purchased (Cost $1,696)					773

Total Investments, at Value (Cost $10,574,408)				101.4%	11,700,430

Net Other Assets (Liabilities)				(1.4)	(156,335)

Net Assets				100.0%	$11,544,095

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $204,748. See Note 4 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $661,883 or 5.73% of the Fund’s net assets as of March 31, 2015.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 3 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Security is a Master Limited Partnership.

7. Rate shown is the 7-day yield as of March 31, 2015.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	96,193	918,984	864,296	150,881

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$150,881	$28

Exchange-Traded Options Written at March 31, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Baker Hughes, Inc. Call	USD	62.500	4/17/15	USD	(4)	$428	$(680)

Delta Air Lines, Inc. Put	USD	43.000	4/17/15	USD	(5)	700	(385)

Eaton Corp. plc Put	USD	67.500	4/17/15	USD	(4)	386	(340)

General Electric Co. Put	USD	25.000	4/17/15	USD	(5)	194	(240)

Kohl’s Corp. Call	USD	80.000	4/17/15	USD	(5)	357	(325)

MBIA, Inc. Put	USD	10.000	5/15/15	USD	(10)	1,708	(1,000)

Merck & Co., Inc. Put	USD	57.500	4/17/15	USD	(5)	645	(395)

Navistar International Corp. Put	USD	28.000	4/17/15	USD	(4)	396	(160)

Pfizer, Inc. Call	USD	36.000	5/15/15	USD	(5)	120	(155)

Pinnacle Foods, Inc. Call	USD	40.000	4/17/15	USD	(5)	315	(588)

United Continental Holdings, Inc. Put	USD	67.500	4/17/15	USD	(5)	1,525	(1,160)

United Continental Holdings, Inc. Put	USD	70.000	4/17/15	USD	(5)	1,591	(1,925)

Williams Cos., Inc. (The) Call	USD	50.000	4/17/15	USD	(5)	189	(580)

Williams Cos., Inc. (The) Call	USD	50.500	4/17/15	USD	(3)	135	(255)

Total of Exchange-Traded Options Written						$8,689	$(8,188)

3 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS MARCH 31, 2015 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

4 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,703,237	$—	$—	$1,703,237
Consumer Staples	280,846	—	—	280,846
Energy	1,248,219	—	—	1,248,219
Financials	2,929,056	—	—	2,929,056
Health Care	989,960	—	—	989,960
Industrials	565,666	—	—	565,666
Information Technology	718,016	—	—	718,016
Materials	343,964	—	—	343,964
Telecommunication Services	541,423	—	—	541,423
Utilities	295,494	—	—	295,494
Preferred Stocks	341,831	140,662	—	482,493
Rights, Warrants and Certificates	19,065	—	—	19,065
Non-Convertible Corporate Bonds and Notes	—	76,395	—	76,395
Convertible Corporate Bonds and Notes	—	955,750	—	955,750
Structured Securities	—	399,192	—	399,192
Exchange-Traded Options Purchased	773	—	—	773
Investment Company	150,881	—	—	150,881

Total Assets	$10,128,431	$1,571,999	$—	$11,700,430

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(8,188)	$—	$(8,188)

Total Liabilities	$—	$(8,188)	$—	$(8,188)

5 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$48,696
Market Value	$35,912
Market value as % of Net Assets	0.31%

4. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

6 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the period ended March 31, 2015, the Fund had an ending monthly average market value of $266 purchased put options.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the period ended March 31, 2015, the Fund had an ending monthly average market value of $2,851 and $2,983 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2015 was as follows:

7 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Risk Exposures and the Use of Derivative Instruments (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	60	$7,445
Options written	230	22,641
Options closed or expired	(174)	(16,734)
Options exercised	(46)	(4,663)

Options outstanding as of March 31, 2015	70	$8,689

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$10,628,305
Federal tax cost of other investments	(8,689)

Total federal tax cost	$10,619,616

Gross unrealized appreciation	$1,476,925
Gross unrealized depreciation	(404,299)

Net unrealized appreciation	$1,072,626

8 OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value
Common Stocks—17.5%
Consumer Discretionary—1.4%
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.[1,3]	17,865	$1,099,769
Fujita Kanko, Inc.	30,000	127,603
Life Time Fitness, Inc.[2]	2,341	166,117
		1,393,489

Internet & Catalog Retail—0.1%
Orbitz Worldwide, Inc.[2]	13,965	162,832

Media—0.4%
Cinemark Holdings, Inc.[1,3]	21,130	952,329
DISH Network Corp., Cl. A2	6,673	467,510
		1,419,839

Multiline Retail—0.5%
Macy’s, Inc.[1,3]	16,915	1,097,953
Target Corp.[1,3]	8,055	661,074
		1,759,027

Consumer Staples—0.5%
Beverages—0.1%
Coca-Cola Co. (The)[1,3]	9,860	399,823

Tobacco—0.4%
Altria Group, Inc.[1,3]	13,512	675,870
Philip Morris International, Inc.[3]	5,620	423,355
		1,099,225

Energy—2.5%
Energy Equipment & Services—0.1%
Schlumberger Ltd.	3,725	310,814
Seadrill Partners LLC[16]	8,696	102,178
		412,992

Oil, Gas & Consumable Fuels—2.4%
Buckeye Partners LP3,16	3,740	282,445
Canadian Natural Resources Ltd.	5,720	175,319
Chevron Corp.	3,085	323,863
ConocoPhillips[1]	6,110	380,409
DCP Midstream Partners LP1, [16]	3,590	132,650
Energy Transfer Equity LP1, [16]	6,965	441,302
Energy Transfer Partners LP3, [16]	2,920	162,790
Enterprise Products Partners LP1,3, [16]	14,865	489,504
EOG Resources, Inc.	3,655	335,127
EQT Midstream Partners LP3, [16]	2,355	182,889
Genesis Energy LP3, 16	3,815	179,305
Magellan Midstream Partners LP1, [16]	5,655	433,795
MarkWest Energy Partners LP, [16]	3,635	240,273
NGL Energy Partners LP1,3, [16]	5,495	144,134
Noble Energy, Inc.[3]	5,030	245,967
NuStar Energy LP3, [16]	250	15,175
NuStar GP Holdings LLC[16]	2,955	104,607
ONEOK Partners LP3, [16]	2,615	106,797
ONEOK, Inc.	2,835	136,760
Plains All American Pipeline LP3, [16]	8,125	396,256
Regency Energy Partners LP1,3, [16]	13,010	297,539
Shell Midstream Partners LP16	3,316	129,324
Spectra Energy Partners LP3, [16]	2,245	116,269
Summit Midstream Partners LP16	1,370	44,073
Sunoco Logistics Partners LP1,3, [16]	10,125	418,568
Tallgrass Energy Partners LP16	3,400	171,938
Targa Resources Corp.	650	62,264
Targa Resources Partners LP3, [16]	4,124	170,569
TC PipeLines LP16	5,100	332,265
Tesoro Logistics LP16	2,790	150,102
TransMontaigne Partners LP16	1,610	51,955
Valero Energy Corp.[1]	3,870	246,209
Western Gas Partners LP16	1,340	88,239
Williams Cos., Inc. (The)	3,850	194,772

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Partners LP3, [16]	5,577	$274,500
		7,657,953

Financials—6.3%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	406	76,316

Commercial Banks—0.4%
Citigroup, Inc.[1,3]	7,750	399,280
JPMorgan Chase & Co.[1]	7,515	455,259
M&T Bank Corp.	3,205	407,035
Wells Fargo & Co.	2,980	162,112
		1,423,686

Insurance—0.5%
ACE Ltd.	7,915	882,443
Allstate Corp. (The)	4,690	333,787
Meadowbrook Insurance Group, Inc.	18,552	157,692
Unum Group	8,360	281,983
		1,655,905

Real Estate Investment Trusts (REITs)—4.4%
Acadia Realty Trust	7,950	277,296
Alexandria Real Estate Equities, Inc.	1,320	129,413
American Assets Trust, Inc.	4,975	215,318
Ascendas Real Estate Investment Trust	52,000	98,062
AvalonBay Communities, Inc.	2,577	449,042
Blackstone Mortgage Trust, Inc., Cl. A	20,525	582,294
Boston Properties, Inc.	2,720	382,106
Canadian Real Estate Investment Trust	2,336	85,782
CapitaMall Trust	71,000	113,652
Chatham Lodging Trust	3,550	104,405
Chesapeake Lodging Trust	7,950	268,948
CubeSmart	9,990	241,258
Derwent London plc	4,130	209,379
Dexus Property Group	24,200	139,301
Equity Residential	8,510	662,589
Essex Property Trust, Inc.	2,240	514,976
Eurocommercial Properties NV	2,359	108,180
Extra Space Storage, Inc.	5,740	387,852
FelCor Lodging Trust, Inc.	21,080	242,209
First Industrial Realty Trust, Inc.	6,990	149,796
General Growth Properties, Inc.	8,010	236,695
Goodman Group	34,000	163,816
Gramercy Property Trust, Inc.	4,297	120,617
Great Portland Estates plc	18,020	216,759
Hammerson plc	18,240	179,807
Health Care, Inc.	6,700	518,312
Highwoods Properties, Inc.	5,920	271,018
Host Hotels & Resorts, Inc.	4,722	95,290
Invincible Investment Corp.	318	162,641
Japan Retail Fund Investment Corp.	60	119,275
Kilroy Realty Corp.	3,550	270,404
Klepierre	4,170	204,851
Land Securities Group plc	14,530	269,982
LaSalle Hotel Properties	4,420	171,761
Link REIT (The)	17,500	107,353
Macerich Co. (The)	4,155	350,391
Morguard Real Estate Investment Trust	4,841	65,818
National Retail Properties, Inc.	2,270	93,002
Paramount Group, Inc.	5,960	115,028
Physicians Realty Trust	6,810	119,924
Prologis, Inc.	10,480	456,509
Ramco-Gershenson Properties Trust	7,120	132,432
Regency Centers Corp.	4,670	317,747
Sabra Health Care, Inc.	2,590	85,859
Simon Property Group, Inc.	4,720	923,421
Starwood Property Trust, Inc.	51,830	1,259,469
Tanger Factory Outlet Centers, Inc.	5,110	179,719
Unibail-Rodamco SE	1,600	431,811

1  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Vastned Retail NV	1,599	$78,382
Ventas, Inc.	5,720	417,674
Vornado Realty Trust	2,740	306,880
Westfield Corp.	73,047	529,923
		14,334,428

Real Estate Management & Development—1.0%
CapitaLand Ltd.	79,000	205,753
Daiwa House Industry Co. Ltd.	9,000	177,654
Deutsche Annington Immobilien SE	3,829	129,375
Global Logistic Properties Ltd.	121,000	233,070
Hang Lung Properties Ltd.	53,000	148,537
Helical Bar plc	18,640	108,979
Hufvudstaden AB, Cl. A	6,971	95,740
Mitsubishi Estate Co. Ltd.	13,100	304,061
Mitsui Fudosan Co. Ltd.	21,000	617,179
St. Modwen Properties plc	18,160	119,712
Sumitomo Realty & Development Co. Ltd.	8,400	302,483
Sun Hung Kai Properties Ltd.	23,000	354,372
Swire Properties Ltd.	51,800	168,309
Unite Group plc (The)	16,120	139,971
Wharf Holdings Ltd. (The)	9,000	62,623
		3,167,818

Thrifts & Mortgage Finance—0.0%
Home Loan Servicing Solutions Ltd.	9,161	151,523

Health Care—2.0%
Biotechnology—0.2%
Auspex Pharmaceuticals, Inc.[2]	1,843	184,798
Cellular Dynamics International, Inc.[2]	11,287	185,445
Chelsea Therapeutics, Inc.[2,15]	10,531	—
Hyperion Therapeutics, Inc.[2]	4,047	185,757
		556,000

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.[1]	9,035	618,898
Medtronic plc	3,002	234,126
		853,024

Health Care Providers & Services—0.5%
Catamaran Corp.[2]	3,034	180,644
HCA Holdings, Inc.[2]	1,615	121,497
UnitedHealth Group, Inc.[1,3]	8,255	976,484
Universal Health Services, Inc., Cl. B1	2,565	301,926
		1,580,551

Pharmaceuticals—1.1%
Actavis plc[1,2]	2,910	866,074
Ambit Biosciences Corp.[2,15]	10,347	6,208
Durata Therapeutics[2,15]	6,530	—
Furiex Pharmaceuticals, Inc.[2,15]	636	3,107
Hospira, Inc.[2]	1,858	163,207
Merck & Co., Inc.[1,3]	16,935	973,424
Novartis AG, ADR[1]	7,580	747,464
Roche Holding AG	2,610	719,688
Salix Pharmaceuticals Ltd.[2]	1,067	184,388
Teva Pharmaceutical Industries Ltd.[2]	10	—
		3,663,560

Industrials—1.7%
Aerospace & Defense—0.7%
Honeywell International, Inc.[1]	12,180	1,270,496
Lockheed Martin Corp.	1,685	341,988
Northrop Grumman Corp.[3]	4,470	719,491
		2,331,975

Airlines—0.1%
United Continental Holdings, Inc.[2]	3,320	223,270

	Shares	Value
Building Products—0.0%
Norcraft Cos, Inc.[2]	764	$19,535

Commercial Services & Supplies—0.2%
Republic Services, Inc., Cl. A	8,050	326,508
Tyco International plc[1,3]	8,615	370,962
		697,470

Construction & Engineering—0.3%
Quanta Services, Inc.[2,3]	34,650	988,565

Electrical Equipment—0.1%
Polypore International, Inc.[2]	2,788	164,213

Machinery—0.1%
Flowserve Corp.	6,580	371,704

Marine—0.0%
Horizon Lines, Inc., Cl. A2	241,493	156,970

Trading Companies & Distributors—0.2%
AerCap Holdings NV1,2	11,520	502,848

Information Technology—1.5%
Communications Equipment—0.7%
Aruba Networks, Inc.[2,3]	6,849	167,732
Emulex Corp.[2]	21,151	168,573
Juniper Networks, Inc.[1,3]	28,240	637,659
QUALCOMM, Inc.[1]	11,610	805,037
Riverbed Technology, Inc.[2]	7,728	161,593
Telefonaktiebolaget LM Ericsson, Cl. B	42,500	533,369
		2,473,963

Internet Software & Services—0.3%
Google, Inc., Cl. A2	1,006	558,028
Google, Inc., Cl. C2,3	620	339,760
		897,788

Semiconductors & Semiconductor Equipment—0.2%
Integrated Silicon Solution, Inc.	8,768	156,860
Xilinx, Inc.[1]	12,375	523,462
		680,322

Software—0.1%
Advent Software, Inc.	3,768	166,207
Kofax Ltd.[2]	15,431	168,969
		335,176

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.[1,3]	5,690	708,007

Materials—0.5%
Chemicals—0.5%
Celanese Corp., Series A	6,580	367,559
LyondellBasell Industries NV, Cl. A1	7,375	647,525
Methanex Corp.	9,875	529,004
		1,544,088

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
BCE, Inc.[1]	24,645	1,043,962
Verizon Communications, Inc.	3,705	180,174
		1,224,136

Utilities—0.7%
Electric Utilities—0.6%
Cleco Corp.	2,873	156,636
Edison International[1]	12,715	794,306
PPL Corp.[3]	32,815	1,104,553
		2,055,495
Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust	52,072	2,083

2  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares		Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.		171	$4,313
			6,396

Multi-Utilities—0.1%
CMS Energy Corp.		4,700	164,077
Total Common Stocks (Cost $55,713,551)			57,313,989

Preferred Stocks—0.4%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.		340	341,700
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.		475	486,875
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[5]		18,700	510,697
Total Preferred Stocks (Cost $1,358,508)			1,339,272

	Principal Amount
Asset-Backed Securities—3.3%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.435%, 5/10/32[5,6]		$1,110,034	1,098,268
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.445%, 6/15/32[5,6]		2,656,816	2,205,157
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.474%, 3/25/37[5,7]		1,600,000	1,476,051
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.475%, 9/15/41[5,6]		2,078,768	1,590,257
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.624%, 12/25/35[5]		1,836,000	1,530,022
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.554%, 12/25/35[5]		1,780,000	1,514,225
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 0.894%, 3/25/35[5]		1,479,494	1,296,822
Total Asset-Backed Securities (Cost $10,921,344)			10,710,802

Foreign Government Obligations—17.5%
Brazil—5.1%
Federative Republic of Brazil Unsec. Bonds:
10.828%, 7/1/15[11]	BRL	33,400,000	10,158,213
12.357%, 1/1/16[11]	BRL	16,000,000	4,557,635
13.033%, 1/7/16[11]	BRL	6,700,000	1,849,948
			16,565,796

Japan—5.7%
Japan Sr. Unsec. Bonds:
0.10%, 9/15/15	JPY	330,000,000	2,752,880
0.10%, 1/15/16	JPY	1,922,000,000	16,037,013
			18,789,893

Malaysia—4.0%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	20,300,000	5,486,684
4.72%, 9/30/15	MYR	27,700,000	7,542,485
			13,029,169

South Korea—2.7%
Republic of South Korea Treasury Bonds:
2.75% Sr. Unsec. Nts., 12/10/15	KRW	954,000,000	866,226
3.25%, 6/10/15	KRW	8,889,000,000	8,034,993
			8,901,219
Total Foreign Government Obligations (Cost $65,688,781)			57,286,077

Non-Convertible Corporate Bonds and Notes—5.8%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts.,
9/15/21[7]		150,000	160,125

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	$100,000	$101,500
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	100,000	109,011
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[7]	200,000	199,250
Alliance Oil Co. Ltd., 10% Sr. Unsec. Nts., 3/11/19[5,7]	200,000	155,000
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[7]	200,000	201,016
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	100,000	107,850
Appvion, Inc., 9% Sec. Nts., 6/1/20[7]	45,000	29,812
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21	100,000	106,625
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	100,000	22,750
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[7]	150,000	159,375
Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[7]	100,000	99,750
10.50% Sec. Nts., 3/1/21[7]	100,000	85,750
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[7]	200,000	181,000
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[5,7,8]	200,000	178,520
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[7]	100,000	97,012
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	200,000	202,580
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	100,000	106,250
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[7]	150,000	138,000
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[7]	100,000	95,000
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[4]	50,000	10,750
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	100,000	111,280
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	100,000	105,375
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[7]	350,000	350,000
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	100,000	104,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[7]	100,000	105,875
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	90,000	76,950
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	100,000	106,500
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	100,000	101,750
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[7]	100,000	91,250
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	100,000	105,750
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[7]	400,000	422,000
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	100,000	101,250
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	100,000	91,000
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[7]	200,000	208,250
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	200,000	211,000
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[7]	200,000	178,800
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	150,000	159,750

3  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[7]	$100,000	$105,950
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	100,000	86,250
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[7]	200,000	201,300
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	100,000	101,875
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	200,000	225,000
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	200,000	210,250
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[7]	200,000	182,500
FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	222,822
Ferrexpo Finance plc, 10.375%, Sr. Unsec. Nts., 4/7/19[7]	150,000	119,250
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21[3]	150,000	178,125
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[7]	28,000	26,040
7.00% Sr. Unsec. Nts., 2/15/21[7]	128,000	119,360
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	100,000	127,332
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[7]	100,000	84,875
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	100,000	112,750
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[5,8]	66,000	51,480
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	100,000	70,250
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	100,000	107,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	100,000	88,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	100,000	105,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
5.875% Sr. Unsec. Nts., 2/1/22	200,000	206,750
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	200,000	209,000
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	100,000	96,125
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	100,000	107,375
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	100,000	103,250
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	100,000	110,750
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[7]	200,000	205,074
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[7]	200,000	119,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	100,000	108,500
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[7]	100,000	95,000
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	100,000	105,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	100,000	86,000
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[7]	904,000	874,620
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[7]	200,000	170,500

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	$100,000	$112,875
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[7]	200,000	133,780
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[4,15]	100,000	10
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[7]	200,000	169,600
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	100,000	89,000
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	200,000	222,500
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	100,000	97,625
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[7]	100,000	99,500
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[7]	100,000	101,000
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[4]	50,000	15,750
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	100,000	107,625
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[7]	200,000	203,250
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4,7]	200,000	29,500
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	100,000	57,500
Pacific Rubiales Energy Corp., 5.375% Sr. Unsec. Nts., 1/26/19[7]	100,000	66,250
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[7]	200,000	93,085
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	200,000	207,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	100,000	103,625
RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[7]	100,000	99,000
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[7]	200,000	192,000
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	200,000	225,570
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	200,000	202,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	300,000	84,000
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	200,000	125,000
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	200,000	187,000
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[7]	200,000	210,500
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[7]	200,000	183,040
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	200,000	213,500
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	200,000	205,000
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	300,000	331,500
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	200,000	210,500
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	200,000	202,000

4  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	$290,000	$307,400
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[7]	200,000	199,500
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[7]	200,000	195,000
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	300,000	329,700
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[7]	300,000	312,750
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[7]	400,000	358,396
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[7]	200,000	198,740
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[7]	200,000	174,000
7.504% Sr. Unsec. Nts., 3/1/22[7]	400,000	381,500
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[7]	200,000	208,000
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[5,8]	667,000	661,931
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	200,000	201,835
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[7]	200,000	208,000
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[7]	200,000	190,500
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[7]	200,000	212,250
Total Non-Convertible Corporate Bonds and Notes (Cost $20,285,544)		19,023,146

Convertible Corporate Bond and Note—0.1%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $217,990)	197,000	203,033

Corporate Loans—2.6%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.75%, 6/28/19[5]	623,813	584,045
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[5]	1,144,924	1,148,680
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 10/31/18[5]	1,218,875	1,225,405
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[5]	1,215,720	1,219,301
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[5]	1,950,000	1,960,563
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[5]	1,225,000	1,221,784
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[5]	1,225,000	1,228,369
Total Corporate Loans (Cost $8,615,914)		8,588,147

Event-Linked Bonds—9.2%
Akibare II Ltd. Catastrophe Linked Nts., 3.78%, 4/13/16[5,7]	250,000	252,931
Alamo Re Ltd. Catastrophe Linked Nts., 6.38%, 6/7/17[5,7]	500,000	512,475

	Principal Amount		Value
Event-Linked Bonds (Continued)
Aozora Re Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[5,7]	JPY	51,000,000	$424,348
Armor Re Ltd. Catastrophe Linked Nts., 4.03%, 12/15/16[5,7]		750,000	747,319
Atlas IX Capital Ltd. Catastrophe Linked Nts., 7.109%, 1/7/19[5,7]		250,000	250,237
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts.:
3.65%, 1/7/16[5,7]	EUR	250,000	272,623
8.144%, 1/7/16[5,7]		250,000	254,581
ATLAS VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[5,7]	EUR	250,000	268,933
Blue Danube II Ltd. Catastrophe Linked Nts., 4.279%, 5/23/16[5,7]		250,000	250,856
Blue Danube Ltd. Catastrophe Linked Nts., 6.004%, 4/10/15[5,7]		250,000	250,500
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16[5,7]		400,000	400,330
Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.275%, 3/7/16[5,7]		250,000	253,006
6.875%, 4/7/17[5,7]		250,000	258,937
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[5,7]	EUR	500,000	546,375
Citrus Re Ltd. Catastrophe Linked Nts.:
3.775%, 4/24/17[5,7]		250,000	246,062
4.275%, 4/18/17[5,7]		500,000	493,625
East Lane Re V Ltd. Catastrophe Linked Nts., 10.78%, 3/16/16[5,7]		250,000	262,756
East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.78%, 3/14/18[5,7]		500,000	499,725
3.78%, 3/13/20[5,7]		250,000	249,981
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 5.03%, 8/7/15[5,7]		250,000	251,500
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[5,7]	EUR	250,000	272,858
Everglades Re Ltd. Catastrophe Linked Nts., 7.53%, 4/28/17[5,7]		750,000	759,412
Galileo Re Ltd. Catastrophe Linked Nts.:
7.43%, 1/9/17[5,7]		250,000	257,112
13.53%, 1/8/18[5,7]		250,000	255,162
Gator Re Ltd. Catastrophe Linked Nts., 6.71%, 1/9/17[5,7]		500,000	463,725
Golden State RE II Ltd. Catastrophe Linked Nts., 2.23%, 1/8/19[5,7]		750,000	749,737
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	250,000	273,859
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
3.78%, 11/25/19[5,6]		250,000	249,137
4.53%, 4/30/18[5,7]		250,000	251,987
4.78%, 4/30/18[5,7]		500,000	507,975
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[5]	JPY	60,000,000	501,397
2.28%, 4/6/18[5,7]		750,000	754,987
2.53%, 4/6/18[5,6]		250,000	251,812
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.03%, 1/8/16[5,7]		250,000	258,306
Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[5,7]	EUR	500,000	542,114
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
10.59%, 1/8/18[5,7]		200,000	211,030
16.52%, 1/8/18[5,7]		250,000	263,937
Manatee Re Ltd. Catastrophe Linked Nts., 5.03%, 12/22/17[5,7]		500,000	500,000
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.53%, 4/8/16[5,7]		250,000	251,631
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.03%, 4/9/18[5,7]		250,000	250,738
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[5,7]		750,000	749,962
MetroCat Re Ltd. Catastrophe Linked Nts., 4.53%, 8/5/16[5,7]		250,000	254,081

5  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Event-Linked Bonds (Continued)
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.775%, 12/4/15[5,7]		$250,000	$254,281
8.025%, 12/4/15[5,7]		500,000	510,713
Mythen Re Ltd. Catastrophe Linked Nts.:
8.557%, 1/5/17[5,7]		250,000	263,213
11.787%, 11/10/16[5,7]		250,000	261,256
Nakama Re Ltd. Catastrophe Linked Nts.:
2.15%, 1/16/19[5,6]		250,000	250,738
2.525%, 4/13/18[5,7]		500,000	503,500
2.775%, 9/29/16[5,7]		500,000	504,063
2.90%, 1/16/20[5,6]		250,000	251,450
Pelican Re Ltd. Catastrophe Linked Nts.:
6.03%, 5/15/17[5,7]		250,000	257,113
13.78%, 4/13/15[5,7]		250,000	251,125
Pylon II Capital Ltd. Catastrophe Linked Nts., 5.50%, 5/5/16[5]	EUR	250,000	277,811
Queen City Re Catastrophe Linked Nts., 3.53%, 1/6/17[5,7]		500,000	497,275
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.53%, 6/8/16[5,7]		500,000	505,563
Queen Street X RE Ltd. Catastrophe Linked Nts., 5.78%, 6/8/18[5,7]		250,000	250,725
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.53%, 12/6/16[5,7]		399,000	408,875
5.78%, 12/6/16[5,7]		250,000	257,588
12.78%, 12/6/16[5,7]		250,000	267,963
19.03%, 12/6/16[5,7]		250,000	271,513
22.03%, 6/6/16[5,7]		250,000	280,856
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.28%, 12/6/17[5,7]		500,000	503,025
8.03%, 6/6/17[5,7]		250,000	264,038
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.83%, 12/6/18[5,7]		500,000	496,875
15.03%, 6/6/18[5,7]		250,000	252,663
Riverfront Re Ltd. Catastrophe Linked Nts., 4.03%, 1/6/17[5,7]		500,000	499,125
Sanders Re Ltd. Catastrophe Linked Nts.:
3.03%, 5/25/18[5,7]		250,000	246,688
3.28%, 5/25/18[5,7]		250,000	245,913
3.93%, 6/7/17-5/28/19[5,7]		500,000	496,375
4.03%, 5/5/17[5,7]		500,000	497,425

	Principal Amount		Value
Event-Linked Bonds (Continued)
Successor X Ltd. Catastrophe Linked Nts.:
11.28%, 11/10/15[5,7]		$250,000	$257,800
16.28%, 11/10/15[5,7]		500,000	498,750
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.53%, 5/9/16[5,7]		750,000	773,513
Tradewynd Re Ltd. Catastrophe Linked Nts.:
6.01%, 1/9/17[5,7]		500,000	512,575
6.57%, 1/9/17[5,7]		250,000	256,263
6.78%, 1/8/16[5,7]		250,000	250,400
7.03%, 1/8/18[5,7]		250,000	252,475
Tramline Re II Ltd. Catastrophe Linked Nts., 9.78%, 1/4/19[5,7]		250,000	255,325
Ursa Re Ltd. Catastrophe Linked Nts., 5.03%, 12/7/17[5,7]		250,000	251,913
VenTerra Re Ltd. Catastrophe Linked Nts., 3.78%, 1/9/17[5,7]		750,000	754,013
Vita Capital V Ltd. Catastrophe Linked Nts., 3.458%, 1/15/17[5,7]		250,000	255,663
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.13%, 1/8/18[5,6]		250,000	250,825
Total Event-Linked Bonds (Cost $30,923,689)			30,175,322

Short-Term Notes—13.7%
Mexico—5.4%
United Mexican States Treasury Bills:
3.248%, 11/12/15[11]	MXN	191,000,000	12,266,899
3.264%, 1/7/16[11]	MXN	85,000,000	5,430,059
			17,696,958

United States—8.3%
United States Treasury Bills, 0.07%, 9/17/15[9,10,11,12]		27,370,000	27,357,465
Total Short-Term Notes (Cost $45,691,370)			45,054,423

	Shares
Investment Companies—22.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[12,13,14]		71,247,711	71,247,711
SPDR Gold Trust Exchange Traded Fund[2,12]		14,760	1,677,622
Total Investment Companies (Cost $73,011,138)			72,925,333

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Call[2]	USD	2,150.000	5/15/15	USD	17	8,330
S&P 500 Index Call[2]	USD	2,120.000	4/17/15	USD	225	66,375
Total Exchange-Traded Options Purchased (Cost $311,536)						74,705

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.2%
CAD Currency Put[2]	BOA	CAD	1.295	6/19/15	CAD	20,800,000	171,725
CHF Currency Put[2,17]	NOM	CHF	0.970	5/7/15	CHF	7,700,000	47,625
EUR Currency Put[2,18]	GSG	USD	1.075	5/28/15	EUR	8,100,000	50,325
EUR Currency Put[2]	GSG	PLN	4.075	6/25/15	EUR	8,000,000	91,740
EUR Currency Put[2]	BOA	USD	1.011	4/16/15	EUR	200,000	11,935
EUR Currency Put[2]	RBS	USD	1.057	9/16/15	EUR	8,000,000	210,304
Total Over-the-Counter Options Purchased (Cost $708,302)							583,654

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 11/22/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070%	11/20/17	JPY	424,000	72,154

6  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/21/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.580%	3/19/18	USD	1,100	$56,553
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $156,356)								128,707

Total Investments, at Value (Cost $313,604,023)							92 .6%	303,406,610

Net Other Assets (Liabilities)							7 .4	24,394,333

Net Assets							100 .0%	$327,800,943

Footnotes to Consolidated Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $11,216,235. See Note 5 of the accompanying Consolidated Notes.

2. Non-income producing security.

3. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $5,095,608. See Note 6 of accompanying Consolidated Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $6,147,644, which represents 1.88% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.435%, 5/10/32	1/9/15	$1,098,934	$1,098,268	$(666)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.445%, 6/15/32	7/24/14-3/31/15	2,269,143	2,205,157	(63,986)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.475%, 9/15/41	7/25/14-8/28/14	1,676,095	1,590,257	(85,838)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.78%, 11/25/19	11/7/14	250,000	249,137	(863)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.53%, 4/6/18	5/2/14	252,293	251,812	(481)
Nakama Re Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19	12/12/14	250,000	250,738	738
Nakama Re Ltd. Catastrophe Linked Nts., 2.90%, 1/16/20	12/12/14	250,000	251,450	1,450
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.13%, 1/8/18	1/21/15	250,000	250,825	825

		$6,296,465	$6,147,644	$(148,821)

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,485,598 or 12.05% of the Fund’s net assets as of March 31, 2015.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,999,084. See Note 5 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,004,540. See Note 5 of the accompanying Consolidated Notes.

11. Zero coupon bond reflects effective yield on the date of purchase.

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	40,325,799	81,549,022	50,627,110	71,247,711

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$71,247,711	$12,019

14. Rate shown is the 7-day yield as of March 31, 2015.

15. Security received as the result of issuer reorganization.

16. Security is a Master Limited Partnership.

17. Knock-out option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.022 CHF per 1 USD.

18. Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 1.0145 USD per 1 EUR.

7  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$185,876,448	61.3%
Japan	23,792,516	7.8
Mexico	18,827,702	6.2
Brazil	17,401,128	5.7
Malaysia	13,029,169	4.3
South Korea	8,901,219	2.9
Supranational	5,323,715	1.8
Bermuda	3,900,342	1.3
Cayman Islands	3,369,089	1.1
Canada	2,492,655	0.8
Switzerland	2,397,220	0.8
Russia	2,337,516	0.8
Eurozone	2,272,396	0.7
United Kingdom	2,012,709	0.7
Luxembourg	1,712,759	0.6
Netherlands	1,336,935	0.4
France	1,113,772	0.4
Australia	917,915	0.3
India	867,021	0.3
Hong Kong	841,194	0.3
Singapore	650,537	0.2
Sweden	629,109	0.2
Turkey	606,750	0.2
China	509,750	0.2
Barbados	422,000	0.1
Italy	413,074	0.1
Colombia	268,830	0.1
Ukraine	253,030	0.1
Chile	208,000	0.1
Jamaica	201,300	0.1
Macau	190,500	0.1
Germany	129,375	0.0
South Africa	107,850	0.0
Venezuela	93,085	0.0
Israel	—	–
Norway	—	–

Total	$303,406,610	100.0%

	Shares Sold Short	Value
Securities Sold Short—(4.5)%
Common Stock Securities Sold Short—(4.5)%
Aflac, Inc.	(11,365)	$(727,474)
Air Lease Corp., Cl. A	(14,375)	(542,513)
Aircastle Ltd.	(13,525)	(303,771)
Aker Solutions ASA	(30,129)	(156,222)
Assurant, Inc.	(5,190)	(318,718)
BHP Billiton Ltd., Sponsored ADR	(10,060)	(467,488)
Boeing Co. (The)	(6,050)	(907,984)
Camden Property Trust	(4,850)	(378,930)
Caterpillar, Inc.	(7,274)	(582,138)
CBL & Associates Properties, Inc.	(29,610)	(586,278)
Cheniere Energy, Inc.	(1,870)	(144,738)
Chesapeake Energy Corp.	(7,205)	(102,023)
Cie Financiere Richemont SA	(6,625)	(533,347)
Comerica, Inc.	(6,752)	(304,718)
Commerce Bancshares, Inc.	(5,908)	(250,027)
Ensco plc, Cl. A	(27,310)	(575,422)
First Niagara Financial Group, Inc.	(32,395)	(286,372)
First Quantum Minerals Ltd.	(48,067)	(582,550)
FirstMerit Corp.	(12,720)	(242,443)
KCG Holdings, Inc., Cl. A	(16,350)	(200,451)
Kohl’s Corp.	(7,640)	(597,830)
NASDAQ OMX Group, Inc. (The)	(8,765)	(446,489)
Nationstar Mortgage Holdings, Inc.	(8,180)	(202,619)
Oracle Corp.	(9,305)	(401,511)
Pennsylvania Real Estate Investment Trust	(35,120)	(815,838)
Rio Tinto plc, Sponsored ADR	(5,870)	(243,018)
Rouse Properties, Inc.	(16,690)	(316,442)
SanDisk Corp.	(10,360)	(659,103)
Southern Copper Corp.	(20,661)	(602,888)

8  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Subsea 7 SA	(16,338)	$(140,364)
Tidewater, Inc.	(12,820)	(245,375)
Tiffany & Co.	(3,160)	(278,112)
Time Warner, Inc.	(5,080)	(428,955)
Transocean Ltd.	(4,678)	(68,626)
United Technologies Corp.	(2,180)	(255,496)
Weingarten Realty Investors	(16,130)	(580,357)
Zions Bancorporation	(5,650)	(152,550)

Total Securities Sold Short (Proceeds $15,350,922)		$(14,629,180)

Forward Currency Exchange Contracts as of March 31, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2015	INR	127,000	USD	1,948	$66,685	$—
BAC	06/2015	PHP	91,000	USD	2,064	—	33,120
BAC	06/2015	SEK	18,210	USD	2,199	—	81,959
BAC	06/2015	TRY	4,850	USD	2,052	—	219,493
BAC	06/2015	USD	3,987	CAD	4,825	180,701	—
BAC	04/2015	USD	896	EUR	835	—	2,004
BAC	06/2015	USD	766	JPY	92,000	—	1,500
BAC	06/2015	USD	3,568	MXN	52,700	130,067	—
BAC	06/2015	USD	1,317	NOK	10,590	4,875	—
BAC	06/2015	USD	2,858	PLN	10,740	30,822	—
BAC	06/2015	USD	2,831	SEK	22,930	165,977	—
BNP	07/2015	MXN	16,100	USD	1,067	—	18,902
BNP	06/2015	MYR	1,285	USD	396	—	52,530
BNP	06/2015	USD	268	MYR	870	35,160	—
BOA	06/2015	CAD	3,480	USD	2,877	—	131,732
BOA	04/2015	EUR	845	USD	921	—	12,294
BOA	04/2015	GBP	1,230	USD	1,834	—	9,655
BOA	06/2015 - 12/2015	INR	775,000	USD	11,907	73,329	—
BOA	04/2015	JPY	17,000	USD	144	—	1,969
BOA	07/2015	KRW	1,769,000	USD	1,606	—	16,797
BOA	06/2015	MXN	29,100	USD	1,974	—	75,462
BOA	06/2015	NOK	5,200	USD	689	—	44,495
BOA	07/2015	NZD	680	USD	523	—	19,404
BOA	06/2015	PHP	89,000	USD	1,976	9,685	—
BOA	06/2015	THB	66,000	USD	1,983	39,123	—
BOA	06/2015	TWD	126,000	USD	4,000	36,045	—
BOA	04/2015	USD	773	AUD	960	42,798	—
BOA	07/2015	USD	13,083	BRL	32,125	3,289,804	—
BOA	04/2015	USD	669	CHF	665	—	16,581
BOA	06/2015	USD	9,251	EUR	7,824	830,480	—
BOA	06/2015 - 07/2015	USD	2,269	GBP	1,535	8,023	14,781
BOA	05/2015 - 07/2015	USD	12,752	INR	810,000	—	56,988
BOA	04/2015 - 07/2015	USD	1,597	JPY	188,900	21,282	—
BOA	06/2015 - 07/2015	USD	12,259	KRW	12,898,666	665,687	5,010
BOA	04/2015 - 10/2015	USD	6,761	MYR	22,195	875,312	—
BOA	07/2015	USD	1,033	NZD	1,355	29,338	—
BOA	06/2015	USD	1,931	PLN	6,980	93,310	—
BOA	06/2015	USD	689	SEK	5,760	19,669	—
BOA	06/2015	USD	3,941	TWD	126,000	—	95,025
BOA	07/2015	USD	1,127	ZAR	13,900	272	35
CITNA-B	06/2015	AUD	2,680	USD	2,062	—	28,970
CITNA-B	06/2015	CAD	3,400	USD	2,911	—	229,496
CITNA-B	06/2015	GBP	6,640	USD	10,174	—	328,992
CITNA-B	07/2015	HUF	279,000	USD	1,032	—	35,588
CITNA-B	07/2015 - 12/2015	INR	603,000	USD	9,445	29,244	2,388
CITNA-B	06/2015	JPY	474,000	USD	4,049	—	92,996
CITNA-B	06/2015 - 07/2015	MXN	61,900	USD	4,187	—	151,923
CITNA-B	06/2015	PLN	1,900	USD	519	—	19,274
CITNA-B	06/2015	THB	65,000	USD	1,947	44,487	—
CITNA-B	07/2015	TRY	2,400	USD	1,011	—	110,752
CITNA-B	06/2015	USD	2,037	AUD	2,635	38,431	—
CITNA-B	01/2016	USD	2,710	BRL	8,000	403,316	—
CITNA-B	06/2015 - 07/2015	USD	7,426	CAD	9,005	323,507	—
CITNA-B	04/2015 - 06/2015	USD	2,953	EUR	2,720	26,776	—
CITNA-B	07/2015	USD	493	HUF	133,000	18,176	—

9  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	07/2015 - 01/2016	USD	6,196	MXN	93,800	$168,556	$18,086
CITNA-B	07/2015	USD	433	NOK	3,310	23,492	—
CITNA-B	06/2015	USD	2,736	NZD	3,580	77,483	—
CITNA-B	06/2015	USD	127	PLN	495	—	3,513
CITNA-B	06/2015	USD	3,977	THB	131,000	—	36,613
CITNA-B	07/2015	USD	1,646	TRY	4,010	141,412	547
CITNA-B	06/2015	USD	1,916	ZAR	23,070	35,604	—
CITNA-B	06/2015	ZAR	23,070	USD	1,923	—	42,773
DEU	07/2015	AUD	1,350	USD	1,029	—	6,244
DEU	07/2015	CHF	990	USD	1,146	—	123,260
DEU	06/2015	EUR	2,279	USD	2,475	1,961	23,679
DEU	06/2015	GBP	1,870	USD	2,874	—	101,821
DEU	04/2015 - 06/2015	NOK	54,850	USD	7,068	—	272,157
DEU	07/2015	NZD	675	USD	509	—	8,810
DEU	06/2015	PLN	18,470	USD	5,099	—	236,845
DEU	06/2015	SEK	28,380	USD	3,367	—	67,542
DEU	06/2015	TRY	4,580	USD	1,933	—	203,159
DEU	04/2015	USD	191	AUD	250	603	—
DEU	06/2015	USD	945	CAD	1,200	—	1,846
DEU	07/2015	USD	1,537	CHF	1,545	—	58,960
DEU	07/2015	USD	157	EUR	145	956	—
DEU	04/2015 - 06/2015	USD	8,307	GBP	5,510	140,922	3,536
DEU	07/2015	USD	1,111	HUF	313,000	489	7,716
DEU	06/2015 - 09/2015	USD	8,298	JPY	959,000	292,961	3,298
DEU	07/2015	USD	188	NOK	1,500	1,925	—
DEU	06/2015	USD	1,967	NZD	2,550	73,385	—
GSCO-OT	06/2015	IDR	24,474,000	USD	1,932	—	99,479
GSCO-OT	06/2015	MXN	52,300	USD	3,472	—	59,899
GSCO-OT	06/2015	NZD	6,260	USD	4,635	12,888	—
GSCO-OT	06/2015	PLN	14,920	USD	3,877	50,798	—
GSCO-OT	07/2015 - 01/2016	USD	3,799	BRL	11,270	499,421	3,682
GSCO-OT	06/2015	USD	1,866	IDR	24,474,000	33,457	—
GSCO-OT	06/2015	USD	3,956	MXN	58,900	112,773	—
GSCO-OT	06/2015	USD	4,090	SEK	34,940	28,138	—
HSBC	06/2015	EUR	2,005	USD	2,283	—	124,944
HSBC	07/2015	USD	1,128	MXN	17,300	1,714	—
JPM	07/2015	CAD	1,335	USD	1,055	—	2,070
JPM	04/2015	EUR	835	USD	918	—	19,747
JPM	05/2015	INR	262,000	USD	4,161	21,570	—
JPM	07/2015	JPY	120,000	USD	1,014	—	11,788
JPM	06/2015	KRW	586,000	USD	569	—	41,520
JPM	06/2015	NOK	5,600	USD	741	—	47,064
JPM	07/2015	NZD	795	USD	592	—	3,463
JPM	06/2015	PHP	11,000	USD	245	375	—
JPM	07/2015	USD	21	CHF	20	158	—
JPM	04/2015 - 07/2015	USD	3,293	EUR	2,872	201,224	—
JPM	04/2015 - 07/2015	USD	969	GBP	655	—	2,688
JPM	06/2015	USD	4,030	INR	254,000	213	—
JPM	07/2015	USD	1,141	JPY	135,000	13,488	—
JPM	09/2015	USD	8,501	MYR	27,700	1,153,913	—
JPM	06/2015	USD	2,182	NOK	16,860	93,055	—
JPM	06/2015 - 07/2015	USD	1,382	SEK	11,420	54,351	—
JPM	06/2015	USD	3,751	TRY	9,430	188,231	—
JPM	07/2015	USD	507	ZAR	6,040	17,504	—
JPM	07/2015	ZAR	12,560	USD	1,059	—	40,000
MSCO	06/2015	AUD	2,610	USD	2,015	—	34,553
MSCO	06/2015	EUR	995	USD	1,241	—	169,939
MSCO	07/2015	GBP	680	USD	1,046	—	37,809
MSCO	12/2015	INR	80,000	USD	1,225	5,485	—
MSCO	07/2015	JPY	130,000	USD	1,097	—	11,052
MSCO	06/2015	NZD	2,540	USD	1,951	—	64,677
MSCO	06/2015	PLN	3,570	USD	940	—	269
MSCO	07/2015	USD	461	AUD	575	25,456	—
MSCO	04/2015 - 06/2015	USD	2,009	CAD	2,465	63,739	—
MSCO	04/2015 - 07/2015	USD	1,407	EUR	1,250	61,119	—
MSCO	07/2015	USD	1,087	GBP	720	19,494	—
MSCO	06/2015 - 01/2016	USD	23,834	JPY	2,807,000	349,993	19,131
MSCO	11/2015 - 01/2016	USD	13,805	MXN	206,000	525,376	2,973
MSCO	06/2015	USD	1,989	NOK	15,540	63,993	—
MSCO	06/2015	USD	2,062	NZD	2,670	80,106	—

10  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

   CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
RBS	06/2015	CAD	4,570	USD	3,594	$10,714	$—
RBS	06/2015	EUR	6,050	USD	7,051	—	539,335
RBS	06/2015	USD	2,077	AUD	2,655	62,520	—
RBS	06/2015	USD	2,061	CAD	2,575	29,696	—
RBS	06/2015	USD	2,021	EUR	1,630	266,346	—
RBS	06/2015	USD	3,574	GBP	2,405	8,280	—
TDB	04/2016	USD	1,882	BRL	6,700	—	5,707
TDB	06/2015 - 12/2015	USD	179	KRW	201,000	—	1,112
TDB	07/2015	USD	1,047	MXN	15,800	18,422	—
TDB	06/2015	USD	1,998	PHP	89,000	12,557	—

Total Unrealized Appreciation and Depreciation						$12,578,697	$4,473,421

Futures Contracts as of March 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
90 Day Euro	CME	Sell	12/19/16	19	$4,683,263	$(30,302)
Brent Crude Oil*	ICE	Buy	4/15/15	14	771,540	(22,958)
CAC40 10 Index	PAR	Sell	4/17/15	128	6,931,147	(29,734)
CBOE Volatility Index	CBE	Sell	5/20/15	46	819,950	9,655
Coffee “C”*	NYB	Sell	5/18/15	3	149,513	2,411
Copper*	CMX	Buy	5/27/15	2	137,000	4,046
Copper*	CMX	Sell	5/27/15	1	68,500	1,836
Corn*	CBT	Sell	7/14/15	3	57,638	2,130
Corn*	CBT	Buy	5/14/15	1	18,813	(852)
Cotton No. 2*	NYB	Buy	5/6/15	4	126,200	(672)
Cotton No. 2*	NYB	Sell	5/6/15	5	157,750	2,935
Cotton No. 2*	NYB	Buy	7/9/15	4	126,920	(2,432)
Euro-BTP	EUX	Sell	6/8/15	2	302,317	(970)
FTSE 100 Index	LIF	Sell	6/19/15	66	6,586,029	28,295
Gas Oil*	NYM	Sell	4/30/15	2	148,680	10,043
Gold (100 oz.) *	CMX	Buy	6/26/15	1	118,320	(1,862)
Lead*	LME	Buy	6/16/15	1	45,513	1,410
Lean Hogs*	CME	Buy	4/15/15	1	24,970	(2,215)
Lean Hogs*	CME	Sell	6/12/15	5	151,600	9,898
Live Cattle*	CME	Buy	6/30/15	2	121,860	4,951
Live Cattle*	CME	Sell	4/30/15	2	129,060	(5,909)
Natural Gas*	NYM	Sell	4/28/15	8	211,200	16,385
Natural Gas*	NYM	Sell	5/27/15	2	53,820	2,123
New York Harbor ULSD*	NYM	Buy	4/30/15	2	143,472	(13,780)
Nickel*	LME	Buy	6/15/15	3	222,912	(28,305)
Platinum*	NYM	Buy	7/29/15	7	400,190	407
S&P 500 E-Mini Index	CME	Buy	6/19/15	89	9,170,560	(6,586)
S&P/TSX 60 Index	MON	Sell	6/18/15	15	2,049,584	(806)
Silver*	CMX	Buy	5/27/15	2	165,980	3,726
Silver*	CMX	Sell	5/27/15	2	165,980	3,991
Soybean*	CBT	Sell	5/14/15	1	48,663	622
Soybean*	CBT	Buy	11/13/15	6	286,575	(4,906)
Soybean*	CBT	Sell	7/14/15	7	342,213	8,733
SPI 200	SFE	Sell	6/18/15	18	2,017,382	(25,046)
Sugar #11 World*	NYB	Sell	4/30/15	9	120,254	15,803
United States Treasury Long Bonds	CBT	Buy	6/19/15	37	6,063,375	162,372
United States Treasury Nts., 10 yr.	CBT	Buy	6/20/15	21	2,707,031	17,114
WTI Crude Oil*	ICE	Sell	4/20/15	15	714,000	23,511
WTI Crude Oil*	NYM	Buy	11/20/15	3	164,610	(9)
WTI Crude Oil*	NYM	Sell	5/19/15	8	394,720	15,685
WTI Crude Oil*	NYM	Sell	4/21/15	3	142,800	13,777
WTI Crude Oil*	NYM	Sell	8/20/15	1	52,690	2,118
WTI Crude Oil*	NYM	Buy	11/21/16	2	119,420	(5,844)

						$180,789

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at March 31, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
S&P 500 Index Put	USD	1980.000	4/17/15	USD	(225)	$471,816	$(117,000)

11  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at March 31, 2015
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

CAD Currency Put	BOA	CAD	1.355	6/19/15	CAD	(21,700,000)	$77,439	$(49,802)

EUR Currency Call	BOA	USD	1.075	4/7/15	EUR	(940,000)	8,201	(7,880)

EUR Currency Put	BOA	USD	1.075	4/7/15	EUR	(940,000)	8,662	(8,305)

EUR Currency Call	FIB	USD	1.087	4/6/15	EUR	(925,000)	8,521	(2,937)

EUR Currency Put	FIB	USD	1.087	4/6/15	EUR	(925,000)	8,792	(14,917)

EUR Currency Call	GSG	USD	1.098	4/1/15	EUR	(835,000)	6,195	(9)

EUR Currency Put	GSG	USD	1.098	4/1/15	EUR	(835,000)	5,481	(20,125)

EUR Currency Put	GSG	PLN	3.975	6/25/15	EUR	(8,000,000)	22,327	(25,835)

EUR Currency Put	JPM	USD	1.085	4/6/15	EUR	(930,000)	8,151	(13,255)

EUR Currency Call	JPM	USD	1.085	4/6/15	EUR	(930,000)	8,884	(3,629)

EUR Currency Put	RBS	USD	1.098	4/2/15	EUR	(830,000)	5,827	(19,776)

EUR Currency Call	RBS	USD	1.098	4/2/15	EUR	(830,000)	5,926	(119)

GBP Currency Call	JPM	USD	1.493	4/1/15	GBP	(615,000)	5,100	(592)

GBP Currency Put	JPM	USD	1.493	4/1/15	GBP	(615,000)	5,307	(5,890)

GBP Currency Put	JPM	USD	1.491	4/6/15	GBP	(675,000)	6,741	(8,678)

GBP Currency Call	JPM	USD	1.491	4/6/15	GBP	(675,000)	6,721	(4,159)

GBP Currency Put	MOS-A	USD	1.479	4/7/15	GBP	(685,000)	6,456	(5,040)

GBP Currency Put	MOS-A	USD	1.480	4/6/15	USD	(680,000)	6,460	(5,005)

GBP Currency Call	MOS-A	USD	1.480	4/6/15	GBP	(680,000)	6,494	(7,729)

GBP Currency Call	MOS-A	USD	1.479	4/7/15	GBP	(685,000)	6,987	(8,738)

GBP Currency Put	RBS	USD	1.491	4/2/15	GBP	(615,000)	4,951	(5,570)

GBP Currency Call	RBS	USD	1.491	4/2/15	GBP	(615,000)	4,791	(1,738)

INR Currency Put	BOA	INR	64.200	8/20/15	INR	(514,000,000)	195,592	(157,798)

INR Currency Call	BOA	INR	64.200	8/20/15	INR	(514,000,000)	195,592	(148,032)

INR Currency Call	CITNA-B	INR	63.700	6/26/15	INR	(520,000,000)	116,939	(130,000)

INR Currency Put	CITNA-B	INR	63.700	6/26/15	INR	(520,000,000)	116,939	(101,400)

NOK Currency Call	BOA	SEK	1 .050	1/4/16	NOK	(39,000,000)	137,513	(170,025)

NOK Currency Call	BOA	SEK	1 .040	7/2/15	NOK	(39,000,000)	146,959	(163,586)

NOK Currency Put	BOA	SEK	1 .050	1/4/16	NOK	(39,000,000)	223,998	(131,391)

NOK Currency Call	JPM	SEK	1 .045	5/17/15	NOK	(39,000,000)	126,949	(142,899)

Total of Over-the-Counter Options Written							$1,494,895	$ (1,364,859)

Centrally Cleared Credit Default Swaps at March 31, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.22	Buy	5.000%	6/20/19	USD	1,261	$83,128	$(101,328)
CDX.HY.23	Buy	5.000	12/20/19	USD	5,096	288,552	(379,835)
CDX.IG.22	Sell	1.000	6/20/19	USD	1,650	(32,737)	27,982
iTraxx.Main.21	Buy	1.000	6/20/19	EUR	1,250	32,681	(29,862)

Total of Centrally Cleared Credit Default Swaps						$371,624	$(483,043)

Over-the-Counter Credit Default Swaps at March 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
American Express Co.	GSG	Buy	1.000%	3/20/20	USD	1,350	$40,670	$(33,423)
Avon Products, Inc.	BNP	Sell	1.000	6/20/20	USD	1,370	272,909	(307,094)
Block Financial LLC	FIB	Buy	5.000	6/20/20	USD	1,370	256,707	(221,990)
Boeing Co. (The)	JPM	Sell	1.000	3/20/20	USD	1,350	(56,437)	55,147
Boston Scientific Corp.	BNP	Sell	1.000	6/20/20	USD	1,370	(31,584)	30,258
Caterpillar, Inc.	JPM	Buy	1.000	3/20/20	USD	1,320	24,839	(25,524)
Computer Sciences Corp.	FIB	Sell	1.000	6/20/20	USD	1,370	(1,205)	(17,473)
Federative Republic of Brazil	BAC	Buy	1.000	3/20/20	USD	400	(16,586)	34,152
Federative Republic of Brazil	GSG	Buy	1.000	12/20/19	USD	350	(22,606)	27,692
Federative Republic of Brazil	GSG	Buy	1.000	3/20/20	USD	700	(45,671)	59,766
Ford Motor Co.	GSG	Sell	5.000	6/20/20	USD	1,370	(282,751)	273,007
Gap, Inc. (The)	CITNA-B	Buy	1.000	6/20/20	USD	1,370	9,398	(9,573)
General Mills, Inc.	BAC	Buy	1.000	6/20/20	USD	1,370	31,665	(42,933)
Hewlett-Packard Co.	JPM	Buy	1.000	6/20/20	USD	1,370	1,884	15,250
International Business Machines Corp.	BNP	Buy	1.000	3/20/20	USD	1,320	36,111	(30,531)
Kingdom of Spain	BOA	Buy	1.000	3/20/20	USD	700	(710)	(3,942)
Kohl’s Corp.	FIB	Sell	1.000	6/20/20	USD	1,370	(14,214)	10,506
Lowe’s Cos., Inc.	BNP	Sell	1.000	3/20/20	USD	1,350	(57,313)	51,035
Macy’s, Inc.	BAC	Buy	1.000	6/20/20	USD	1,370	29,552	(22,380)
Northrop Grumman Systems Corp.	CITNA-B	Sell	1.000	3/20/20	USD	1,320	(55,241)	53,196
Pitney Bowes, Inc.	JPM	Buy	1.000	6/20/20	USD	1,370	3,381	5,170
Portuguese Republic	GSG	Buy	1.000	12/20/19	USD	660	(35,082)	8,611
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	170	(9,489)	2,697
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	270	(13,876)	4,284
Republic of Austria	GSG	Buy	1.000	12/20/16	USD	925	17,916	(14,062)

12  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Republic of Austria	GSG	Buy	1.000	12/20/16	USD	700	$14,467	$(10,641)
Republic of Italy	GSG	Buy	1.000	12/20/19	USD	2,950	(1,788)	11,340
Teck Resources Ltd.	BNP	Sell	1.000	6/20/20	USD	1,370	120,094	(113,416)
Walt Disney Co. (The)	JPM	Sell	1.000	6/20/20	USD	1,370	(61,391)	58,352
Weyerhaeuser Co.	GSG	Buy	1.000	6/20/20	USD	1,370	40,176	(34,835)
Total of Over-the-Counter Credit Default Swaps							$193,825	$(187,354)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$ 1,650,000	$ —	BBB+
Investment Grade Single Name Corporate Debt	12,240,000	—	BBB- to A
Non-Investment Grade Single Name Corporate Debt	1,370,000	—	BB+

Total	$15,260,000	$ —

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Pay	Three-Month USD BBA LIBOR	2.219%	3/5/25	USD	50	$941

BAC	Pay	Three-Month USD BBA LIBOR	1.823	2/4/25	USD	50	(791)

BAC	Receive	Six-Month GBP BBA LIBOR	2.018	3/5/25	GBP	2,670	130,776

JPM	Receive	Three-Month USD BBA LIBOR	2.387	12/8/24	USD	4,010	162,294

JPM	Pay	Three-Month NZD BBR FRA	3.555	2/9/25	NZD	5,460	65,873

JPM	Pay	Six-Month JPY BBA LIBOR	0.550	3/5/25	JPY	492,000	7,437

Total of Centrally Cleared Interest Rate Swaps							$366,530

Over-the-Counter Total Return Swaps at March 31, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 53 basis points	12/4/15	USD	580	$35,227
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	3,595	(49,925)
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	3,435	10,646
CIBZC8DE Index**	CIBC	Receive	Official Settlement price of CIBZC8DE Index	4/21/15	USD	(4,500)	(3,337)
CIBZOPQR Index**	CIBC	Receive	Official Settlement price of CIBZOPQR Index	4/21/15	USD	(2,500)	(3,472)
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/5/16	USD	2,868	(7,060)
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 40 basis points	2/5/16	USD	3,001	107,902
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	3/11/16	HKD	20,603	102,937
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/8/16	USD	9,379	(234,785)
HIJ5 Index	GSG	Pay	No Floating Rate	5/8/15	HKD	14,727	(31,259)
iBoxx Liquid Leveraged Loans Index	JPM	Pay	USD BBA LIBOR	6/26/15	USD	3,662	(28)
iBoxx USD Leveraged Loans Index	JPM	Receive	One-Month USD BBA LIBOR no spread	6/26/15	USD	36,050	773,213
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/8/16	EUR	282	6,662
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/8/16	EUR	6,053	142,811
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/8/16	GBP	4,401	(5,679)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/8/16	GBP	141	(182)

13  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

MQCP169E Index**	MAC	Receive	Official Settlement price of MQCP169E Index	4/21/15	USD	(1,000)	$39

MQCP169E Index**	MAC	Receive	Official Settlement price of MQCP169E Index	4/21/15	USD	(1,500)	(17,490)

OEX Index	GSG	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	4,157	128,226

OEX Index	GSG	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	3,519	112,728

OEX Index	GSG	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	1,769	26,928

Total of Over-the-Counter Total Return Swaps							$1,094,102

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

Over-the-Counter Volatility Swaps at March 31, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value

AUD/JPY spot exchange rate	HSBC	Pay	$10.000	4/9/15	AUD	2,300	$(3,644)

CAD/JPY spot exchange rate	HSBC	Pay	9.850	4/10/15	CAD	2,300	2,906

CAD/JPY spot exchange rate	DEU	Pay	10.750	4/13/15	CAD	2,300	4,576

CAD/JPY spot exchange rate	HSBC	Pay	9.550	4/13/15	CAD	2,300	2,161

EUR/NOK spot exchange rate	DEU	Receive	10.100	4/24/15	EUR	1,700	(987)

EUR/NOK spot exchange rate	DEU	Receive	9.850	4/23/15	EUR	1,700	(347)

EUR/NOK spot exchange rate	JPM	Receive	9.870	4/27/15	EUR	1,600	(482)

EUR/NOK spot exchange rate	GSG	Receive	9.900	4/27/15	EUR	1,600	(206)

EUR/NOK spot exchange rate	CITNA-B	Receive	9.800	4/27/15	EUR	1,600	(396)

GBP/NZD spot exchange rate	BOA	Receive	11.450	4/20/15	GBP	1,200	178

GBP/NZD spot exchange rate	HSBC	Receive	11.400	4/16/15	GBP	1,200	(623)

GBP/NZD spot exchange rate	BOA	Receive	12.200	4/17/15	GBP	1,200	(1,602)

iShares MSCI Emerging Markets	GSG	Receive	4.618	7/6/15	USD	716	—

iShares MSCI Emerging Markets	GSG	Receive	4.448	7/6/15	USD	308	—

iShares MSCI Emerging Markets	GSG	Receive	544.756	4/6/15	USD	268	(50,625)

iShares MSCI Emerging Markets	GSG	Pay	545.223	4/8/15	USD	273	87,879

iShares MSCI Emerging Markets	GSG	Pay	517.563	4/6/15	USD	270	44,010

iShares MSCI Emerging Markets	GSG	Pay	567.392	4/9/15	USD	267	81,195

iShares MSCI Emerging Markets	GSG	Receive	563.588	4/7/15	USD	268	(54,377)

iShares MSCI Emerging Markets	GSG	Pay	535.923	4/7/15	USD	275	75,818

iShares MSCI Emerging Markets	GSG	Receive	573.124	4/8/15	USD	266	(57,137)

iShares MSCI Emerging Markets	GSG	Pay	563.588	4/9/15	USD	268	55,369

iShares MSCI Emerging Markets	GSG	Receive	582.740	4/9/15	USD	264	(57,631)

iShares MSCI Emerging Markets	GSG	Receive	595.848	4/9/15	USD	261	(62,301)

NZD/JPY spot exchange rate	GSG	Pay	10.125	4/7/15	NZD	2,400	(4,611)

NZD/JPY spot exchange rate	BOA	Pay	9.800	4/7/15	NZD	2,400	(4,809)

NZD/USD spot exchange rate	HSBC	Receive	12.800	4/20/15	USD	1,800	6,246

NZD/USD spot exchange rate	DEU	Pay	11.950	4/7/15	USD	1,800	(9,414)

USD/JPY spot exchange rate	JPM	Pay	8.880	4/30/15	USD	1,800	(1,080)

USD/JPY spot exchange rate	GSG	Pay	8.475	4/30/15	USD	1,800	(1,440)

USD/SEK spot exchange rate	BOA	Pay	14.200	5/4/15	USD	2,300	(667)

Total of Over-the-Counter Volatility Swaps							$47,959

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Candadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA

14  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary: (Continued)
Counterparty Abbreviations (Continued)
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement
CDX.HY.22	Markit CDX High Yield Index
CDX.HY.23	Markit CDX High Yield Index
CDX.IG.22	Markit CDX Investment Grade Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CIBZC8DE	CIBC Custom 8 Enhanced Roll Commodity Index
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIJ5	The Hang Send Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main.21	Credit Default Swap Trading Index for a Specific Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MQCP169E	Macquarie Dynamic Roll 169 Index
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange

15  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary: (Continued)
Exchange Abbreviations (Continued)
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

16  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), formerly Oppenheimer Diversified Alternatives Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., formerly Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At March 31, 2015, the Fund owned 12,942 shares with net assets of $11,936,434.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

17  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

18  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,607,584	$127,603	$—	$4,735,187
Consumer Staples	1,499,048	—	—	1,499,048
Energy	8,070,945	—	—	8,070,945
Financials	14,508,684	6,300,992	—	20,809,676
Health Care	5,924,132	719,688	9,315	6,653,135
Industrials	5,456,550	—	—	5,456,550
Information Technology	4,561,887	533,369	—	5,095,256
Materials	1,544,088	—	—	1,544,088
Telecommunication Services	1,224,136	—	—	1,224,136
Utilities	2,225,968	—	—	2,225,968
Preferred Stocks	510,697	828,575	—	1,339,272
Asset-Backed Securities	—	9,120,545	1,590,257	10,710,802
Foreign Government Obligations	—	57,286,077	—	57,286,077
Non-Convertible Corporate Bonds and Notes	—	19,023,136	10	19,023,146
Convertible Corporate Bond and Note	—	203,033	—	203,033
Corporate Loans	—	8,588,147	—	8,588,147
Event-Linked Bonds	—	30,175,322	—	30,175,322
Exchange-Traded Options Purchased	74,705	—	—	74,705
Over-the-Counter Options Purchased	—	583,654	—	583,654
Over-the-Counter Interest Rate Swaptions Purchased	—	128,707	—	128,707
Short-Term Notes	—	45,054,423	—	45,054,423
Investment Companies	72,925,333	—	—	72,925,333

Total Investments, at Value	123,133,757	178,673,271	1,599,582	303,406,610
Other Financial Instruments:
Swaps, at value	—	2,508,120	—	2,508,120
Centrally cleared swaps, at value	—	395,303	—	395,303
Futures contracts	363,977	—	—	363,977
Forward currency exchange contracts	—	12,578,697	—	12,578,697

Total Assets	$123,497,734	$194,155,391	$1,599,582	$319,252,707

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(13,799,247)	$(829,933)	$—	$(14,629,180)
Swaps, at value	—	(1,553,413)	—	(1,553,413)
Centrally cleared swaps, at value	—	(511,816)	—	(511,816)
Options written, at value	(117,000)	(1,364,859)	—	(1,481,859)
Futures contracts	(183,188)	—	—	(183,188)
Forward currency exchange contracts	—	(4,473,421)	—	(4,473,421)

Total Liabilities	$(14,099,435)	$(8,733,442)	$—	$(22,832,877)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market

19  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$255,028
Market Value	$56,010
Market value as % of Net Assets	0.02%

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

20  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $74,630,442 and $94,410,423, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

21  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $17,837,782 and $26,229,129 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $853,229 and $790,033 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $737,915 and $1,012,918 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2015 was as follows:

22  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	420,522,917	$1,274,794
Options written	10,443,195,702	5,834,850
Options closed or expired	(4,797,675,000)	(1,263,763)
Options exercised	(3,796,883,394)	(3,879,170)

Options outstanding as of March 31, 2015	2,269,160,225	$1,966,711

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $28,320,234 and $14,985,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $8,050,241 and $7,966,431 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

23  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

  Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $78,672,511 and $13,794,993 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments.

These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

24  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $23,171 and $11,139 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $149,302 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2015, the Fund has required certain counterparties to post collateral of $12,796,779.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate

25  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $18,425,955. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$314,517,975
Federal tax cost of other investments	(22,034,658)

Total federal tax cost	$292,483,317

Gross unrealized appreciation	$9,044,714
Gross unrealized depreciation	(17,422,163)

Net unrealized depreciation	$(8,377,449)

26  OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Shares	Value

Common Stocks—97.0%

Consumer Discretionary—23.7%

Auto Components—3.3%

Continental AG	37,645	$8,916,605

Valeo SA	52,903	7,908,551

		16,825,156

Automobiles—1.3%

Bayerische Motoren Werke AG	52,558	6,577,660

Diversified Consumer Services—0.6%

Dignity plc	122,617	3,315,780

Hotels, Restaurants & Leisure—3.6%

Carnival Corp.	152,590	7,299,906

Domino’s Pizza Group plc	420,958	4,840,210

William Hill plc	1,113,250	6,118,384

		18,258,500

Household Durables—0.8%

SEB SA	58,510	4,215,932

Internet & Catalog Retail—0.2%

Yoox SpA[1]	46,599	1,288,747

Media—4.4%

Grupo Televisa SAB, Sponsored ADR[1]	148,830	4,912,878

ProSiebenSat.1 Media AG	123,783	6,082,955

SES SA	144,820	5,125,924

Sky plc	343,983	5,061,813

Zee Entertainment Enterprises Ltd.	213,637	1,164,764

		22,348,334

Multiline Retail—2.6%

Dollarama, Inc.	151,548	8,471,516

Hudson’s Bay Co.	234,500	4,854,597

		13,326,113

Specialty Retail—1.0%

Inditex SA	166,797	5,347,866

Textiles, Apparel & Luxury Goods—5.9%

Burberry Group plc	274,428	7,047,825

Cie Financiere Richemont SA	61,433	4,945,680

Hermes International	4,156	1,467,055

Kering	17,320	3,385,420

LVMH Moet Hennessy Louis Vuitton SE	26,970	4,759,719

Prada SpA	597,800	3,620,417

Swatch Group AG (The)	11,360	4,813,600

		30,039,716

Consumer Staples—10.5%

Beverages—2.6%

Diageo plc	102,694	2,831,603

Heineken NV	87,268	6,663,814

Pernod Ricard SA	33,710	3,977,919

		13,473,336

Food & Staples Retailing—1.4%

CP ALL PCL	4,415,600	5,562,183

Spar Group Ltd. (The)	102,700	1,595,215

		7,157,398

Food Products—4.8%

Aryzta AG1	109,097	6,684,837

Barry Callebaut AG1	3,862	3,779,568

Danone SA	56,270	3,786,810

Saputo, Inc.	151,869	4,173,984

Unilever plc	150,387	6,272,388

		24,697,587

	Shares	Value

Household Products—1.1%

Reckitt Benckiser Group plc	67,228	$5,761,718

Tobacco—0.6%

Swedish Match AB	95,508	2,809,241

Energy—1.8%

Energy Equipment & Services—0.6%

Schoeller-Bleckmann Oilfield Equipment AG	11,790	751,228

Technip SA	39,240	2,378,228

		3,129,456

Oil, Gas & Consumable Fuels—1.2%

Koninklijke Vopak NV	107,241	5,926,411

Financials—4.5%

Capital Markets—2.6%

ICAP plc	913,307	7,136,381

Tullett Prebon plc	313,374	1,728,474

UBS Group AG1	237,940	4,465,570

		13,330,425

Commercial Banks—0.8%

ICICI Bank Ltd., Sponsored ADR	403,475	4,180,001

Insurance—1.1%

Prudential plc	223,266	5,528,113

Health Care—9.5%

Biotechnology—2.1%

CSL Ltd.	84,900	5,945,722

Grifols SA	112,702	4,839,235

		10,784,957

Health Care Equipment & Supplies—3.2%

DiaSorin SpA	84,365	3,709,561

Essilor International SA	34,770	3,992,417

Sonova Holding AG	37,425	5,190,239

William Demant Holding AS1	41,762	3,546,746

		16,438,963

Health Care Providers & Services—0.4%

Sonic Healthcare Ltd.	146,958	2,283,095

Pharmaceuticals—3.8%

Galenica AG	4,248	3,714,394

Indivior plc[1]	70,348	197,934

Novo Nordisk AS, Cl. B	152,111	8,138,937

Roche Holding AG	26,781	7,384,665

		19,435,930

Industrials—21.3%

Aerospace & Defense—3.2%

Airbus Group NV	112,580	7,315,498

Embraer SA	375,926	2,891,693

Rolls-Royce Holdings plc[1]	443,347	6,259,004

		16,466,195

Air Freight & Couriers—0.5%

Royal Mail plc	384,751	2,499,843

Commercial Services & Supplies—2.7%

Aggreko plc	190,244	4,302,071

Edenred	169,358	4,221,774

Prosegur Cia de Seguridad SA	899,546	5,121,004

		13,644,849

Construction & Engineering—1.7%

Boskalis Westminster NV	84,326	4,152,183

Leighton Holdings Ltd.	179,380	2,877,298

Trevi Finanziaria Industriale SpA	518,078	1,606,272

		8,635,753

1  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electrical Equipment—3.6%

ABB Ltd.[1]	143,810	$3,051,201

Legrand SA	89,570	4,827,274

Nidec Corp.	83,500	5,553,031

Schneider Electric SE	67,120	5,220,840

		18,652,346

Machinery—3.2%

Aalberts Industries NV	222,660	7,000,506

Atlas Copco AB, Cl. A	216,575	7,013,522

Weir Group plc (The)	95,518	2,408,648

		16,422,676

Professional Services—2.9%

Experian plc	297,087	4,920,022

Intertek Group plc	145,520	5,387,374

SGS SA	2,349	4,493,722

		14,801,118

Trading Companies & Distributors—3.5%

Brenntag AG	88,097	5,281,468

Bunzl plc	255,065	6,920,553

Wolseley plc	100,657	5,953,648

		18,155,669

Information Technology—16.1%

Communications Equipment—1.2%

Telefonaktiebolaget LM Ericsson, Cl. B	496,613	6,232,419

Electronic Equipment, Instruments, & Components—3.0%

Hoya Corp.	151,193	6,064,957

Keyence Corp.	10,506	5,738,474

Spectris plc	109,940	3,521,304

		15,324,735

Internet Software & Services—2.5%

Telecity Group plc	218,330	2,832,455

United Internet AG	115,420	5,262,482

Yahoo Japan Corp.	1,177,000	4,864,576

		12,959,513

IT Services—1.4%

Amadeus IT Holding SA, Cl. A	163,496	7,010,986

Semiconductors & Semiconductor Equipment—2.0%

ARM Holdings plc	161,370	2,642,042

Infineon Technologies AG	654,279	7,834,052

		10,476,094

Software—4.8%

AVEVA Group plc	77,764	1,701,420

Dassault Systemes	76,026	5,150,999

Gemalto NV	62,016	4,945,154

Sage Group plc (The)	462,323	3,199,635

SAP SE	73,831	5,361,284

Temenos Group AG	125,656	4,323,671

		24,682,163

Technology Hardware, Storage & Peripherals—1.2%

Lenovo Group Ltd.	4,220,000	6,135,884

Materials—4.5%

Chemicals—3.7%

Essentra plc	489,367	7,201,916

Sika AG	1,331	4,761,746

Syngenta AG	20,809	7,077,828

		19,041,490

Construction Materials—0.8%

James Hardie Industries plc	369,800	4,275,942

	Shares	Value

Telecommunication Services—5.1%

Diversified Telecommunication Services—4.1%

BT Group plc	988,306	$6,403,076

Iliad SA	16,440	3,840,936

Inmarsat plc	279,440	3,833,717

Nippon Telegraph & Telephone Corp.	109,900	6,772,174

		20,849,903

Wireless Telecommunication Services—1.0%

Vodafone Group plc	1,607,700	5,254,032

Total Common Stocks (Cost $342,141,865)		498,002,045

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	5,995,416	79,516

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	7,008

	Shares

Investment Company—1.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3] (Cost $6,503,801)	6,503,801	6,503,801

Total Investments, at Value (Cost $348,693,486)	98.3%	504,592,370

Net Other Assets (Liabilities)	1.7	8,530,091

Net Assets	100.0%	$513,122,461

2  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of March 31, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	13,876,000	33,935,346	41,307,545	6,503,801

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$6,503,801	$2,556

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United Kingdom	$131,081,382	26.0%
Switzerland	64,686,720	12.8
France	64,259,800	12.7
Germany	45,316,507	9.0
Netherlands	36,003,566	7.1
Japan	28,993,213	5.7
Spain	22,319,091	4.4
Canada	17,500,097	3.5
Sweden	16,055,182	3.2
United States	13,810,715	2.7
Denmark	11,685,683	2.3
Australia	11,106,115	2.2
Italy	10,224,996	2.0
China	6,135,884	1.2
Thailand	5,562,183	1.1
India	5,424,280	1.1
Mexico	4,912,878	1.0
Ireland	4,275,942	0.9
Brazil	2,891,693	0.6
South Africa	1,595,215	0.3
Austria	751,228	0.2

Total	$504,592,370	100.0%

3  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

4 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$25,538,897	$96,004,907	$—	$121,543,804
Consumer Staples	4,173,984	49,725,296	—	53,899,280
Energy	—	9,055,867	—	9,055,867
Financials	4,180,001	18,858,538	—	23,038,539
Health Care	—	48,942,945	—	48,942,945
Industrials	—	109,278,449	—	109,278,449
Information Technology	—	82,821,794	—	82,821,794
Materials	—	23,317,432	—	23,317,432
Telecommunication Services	—	26,103,935	—	26,103,935
Preferred Stock	79,516	—	—	79,516
Rights, Warrants and Certificates	—	7,008	—	7,008
Investment Company	6,503,801	—	—	6,503,801

Total Assets	$40,476,199	$464,116,171	$—	$504,592,370

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

5  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$ (4,280,253)	$ 4,280,253

Total Assets	$ (4,280,253)	$ 4,280,253

* Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$355,077,115

Gross unrealized appreciation	$191,899,183
Gross unrealized depreciation	(42,383,928)

Net unrealized appreciation	$149,515,255

6  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015